STATEMENT OF ADDITIONAL INFORMATION

TIAA-CREF FUNDS

FEBRUARY 1, 2010 (as amended August 7, 2010)

Tickers by Class

	Retail	Retirement	Premier	Institutional
Growth & Income Fund	TIIRX	TRGIX	TRPGX	TIGRX
International Equity Fund	TIERX	TRERX	TREPX	TIIEX
Emerging Markets Equity Fund	TEMRX	TEMSX	TEMPX	TEMLX
Large-Cap Growth Fund	TIRTX	TILRX	TILPX	TILGX
Large-Cap Value Fund	TCLCX	TRLCX	TRCPX	TRLIX
Mid-Cap Growth Fund	TCMGX	TRGMX	TRGPX	TRPWX
Mid-Cap Value Fund	TCMVX	TRVRX	TRVPX	TIMVX
Small-Cap Equity Fund	TCSEX	TRSEX	TSRPX	TISEX
Large-Cap Growth Index Fund	—	TRIRX	—	TILIX
Large-Cap Value Index Fund	—	TRCVX	—	TILVX
Equity Index Fund	TINRX	TIQRX	TCEPX	TIEIX
S&P 500 Index Fund	—	TRSPX	—	TISPX
Small-Cap Blend Index Fund	—	TRBIX	—	TISBX
International Equity Index Fund	—	TRIEX	TRIPX	TCIEX
Emerging Markets Equity Index Fund	TEQKX	TEQSX	TEQPX	TEQLX
Enhanced International Equity Index Fund	—	—	—	TFIIX
Enhanced Large-Cap Growth Index Fund	—	—	—	TLIIX
Enhanced Large-Cap Value Index Fund	—	—	—	TEVIX
Social Choice Equity Fund	TICRX	TRSCX	TRPSX	TISCX
Real Estate Securities Fund	TCREX	TRRSX	TRRPX	TIREX
Managed Allocation Fund	TIMRX	TITRX	—	TIMIX
Bond Fund	TIORX	TIDRX	TIDPX	TIBDX
Bond Plus Fund	TCBPX	TCBRX	TBPPX	TIBFX
Short-Term Bond Fund	TCTRX	TISRX	TSTPX	TISIX
High-Yield Fund	TIYRX	TIHRX	TIHPX	TIHYX
Tax-Exempt Bond Fund	TIXRX	—	—	TITIX
Inflation-Linked Bond Fund	TCILX	TIKRX	TIKPX	TIILX
Bond Index Fund	TBILX	TBIRX	TBIPX	TBIIX
Money Market Fund	TIRXX	TIEXX	TPPXX	TCIXX

This Statement of Additional Information (“SAI”) contains additional information that you should consider before investing in any of the above-listed series, investment portfolios or “Funds” of the TIAA-CREF Funds (the “Trust”). The SAI is not a prospectus, but is incorporated by reference into and made a part of the TIAA-CREF Funds’ prospectuses, dated February 1, 2010 and August 31, 2010 (each, a “Prospectus”). The SAI should be read carefully in conjunction with the Prospectuses. The Prospectuses may be obtained, without charge, by writing the Funds at TIAA-CREF Funds, 730 Third Avenue, New York, NY 10017-3206 or by calling 877 518-9161.

This SAI describes 29 Funds. Each Fund offers Institutional Class shares. Certain of the Funds also offer other share classes, such as Retail Class, Retirement Class and/or Premier Class shares.

Capitalized terms used, but not defined, herein have the same meaning as in the Prospectuses. The audited financial statements for the Trust on behalf of the Funds covered by this SAI (except for Emerging Markets Equity and Emerging Markets Equity Index Funds) for the fiscal year ended September 30, 2009 are incorporated into this SAI by reference to the TIAA-CREF Funds’ Annual Report to shareholders, and the unaudited financial statements for the six months ended March 31, 2010 are incorporated by reference into this SAI by reference to the TIAA-CREF Funds’ Semiannual Report to shareholders. The Funds will furnish you, without charge, a copy of the Annual Report and Semiannual Report on request.

TABLE OF CONTENTS

B-2	Investment Objectives, Policies, and Restrictions
B-2	Fundamental Policies
B-3	Investment Policies

B-24	Disclosure of Portfolio Holdings

B-25	Management of the Trust
B-25	The Board of Trustees
B-26	Disinterested Trustees and Officers
B-30	Equity Ownership of the Trustees
B-30	Trustee and Officer Compensation
B-31	Board Committees

B-32	Proxy Voting Policies

B-33	Principal Holders of Securities

B-37	Underwriter

B-37	Investment Advisory and Other Services
B-37	Investment Advisory Services
B-38	Service Agreements
B-39	Custodian, Transfer Agent and Fund Accounting Agent
B-39	Independent Registered Public Accounting Firm
B-39	Personal Trading Policy

B-40	Information about the Funds’ Portfolio Management

B-44	About the Trust and the Shares
B-44	Class Structure
B-44	Distribution (12b-1) Plans

B-45	Indemnification of Shareholders
B-46	Indemnification of Trustees
B-46	Limitation of Fund Liability
B-46	Shareholder Meetings and Voting Rights
B-46	Shares
B-46	Additional Funds or Classes
B-46	Dividends and Distributions

B-46	Pricing of Shares
B-46	Investments for Which Market Quotations Are Readily Available
B-46	Equity Securities
B-47	Foreign Investments
B-47	Debt Securities
B-47	Special Valuation Procedures for the Money Market Fund
B-47	Options and Futures
B-48	Investments for Which Market Quotations Are Not Readily Available

B-48	Tax Status

B-53	Brokerage Allocation
B-57	Directed Brokerage

B-57	Legal Matters

B-57	Experts

B-57	Financial Statements

B-58	Appendix A: TIAA-CREF Policy Statement on Corporate Governance

INVESTMENT OBJECTIVES, POLICIES, AND RESTRICTIONS

          The following discussion of investment policies and restrictions supplements the Prospectus descriptions of the investment objective and principal investment strategies of the twenty-nine Funds of the Trust described in this SAI.

          Under the Investment Company Act of 1940, as amended (the “1940 Act”), any fundamental policy of a registered investment company may not be changed without the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of that series. However, except for the Tax-Exempt Bond Fund, the investment objective of each Fund as described in the Prospectus, and its non-fundamental investment restrictions as described in “Investment Policies” below, may be changed by the Board of Trustees of the Trust (the “Board of Trustees” or the “Board”) at any time without shareholder approval. The Trust is an open-end management investment company.

          Each Fund is classified as “diversified” within the meaning of the 1940 Act. In addition, each Fund intends to meet the diversification requirements of Subchapter M of Chapter 1 of the Internal Revenue Code of 1986, as amended (the “Code”).

          Unless otherwise noted, each of the following investment policies and risk considerations apply to each Fund.

FUNDAMENTAL POLICIES

          The following restrictions are fundamental policies of each Fund:

1.	The Fund will not issue senior securities except as permitted by law.

2.	The Fund will not borrow money, except: (a) each Fund may purchase securities on margin, as described in restriction 7 below; and (b) from banks (only in amounts not in excess of

33⅓% of the market value of that Fund’s assets at the time of borrowing), and, from other sources, for temporary purposes (only in amounts not exceeding 5%, or such greater amount as may be permitted by law, of that Fund’s total assets taken at market value at the time of borrowing).

3.	The Fund will not underwrite the securities of other companies, except to the extent that it may be deemed an underwriter in connection with the disposition of securities from its portfolio.

4.	The Fund will not purchase real estate or mortgages directly.

5.	The Fund will not purchase commodities or commodities contracts, except to the extent futures are purchased as described herein.

6.	The Fund will not lend any security or make any other loan if, as a result, more than 33⅓% of its total assets would be lent to other parties, but this limit does not apply to repurchase agreements.

7.	The Fund will not purchase any security on margin except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

          The following restriction is a fundamental policy of each Fund other than the Managed Allocation Fund:

8.

The Fund will not, with respect to at least 75% of the value of its total assets, invest more than 5% of its total assets in the securities of any one issuer, other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or hold more than 10% of the outstanding voting securities of any one issuer.

          The following restriction is a fundamental policy of the Managed Allocation Fund:

9.	The Fund will not invest in securities other than securities of other registered investment companies or other permissible

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investment products or pools that are approved by the Board of Trustees, government securities or short-term securities.

          The following restrictions are fundamental policies of the Tax-Exempt Bond Fund:

10.

The Fund may invest more than 25% of its assets in tax-exempt securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or by any state or local government or a political subdivision of any of the foregoing; the Fund will not otherwise invest in any industry if after giving effect to that investment the Fund’s holding in that industry would exceed 25% of its total assets.

11.

Under normal market conditions, the Fund will invest at least 80% of its assets in tax-exempt bonds, a type of municipal security, the interest on which is exempt from federal income tax, including federal alternative minimum tax.

          The following restriction is a fundamental policy of each Fund other than the Real Estate Securities Fund:

12.

The Fund will not invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities). The Real Estate Securities Fund has a policy of investing more than 25% of its total assets in securities of issuers in the real estate industry. With respect to this restriction, the Managed Allocation Fund may invest more than 25% of its assets in any one investment company or other permissible invest product or pool.

          While the Managed Allocation Fund will not concentrate its investments in a particular industry, the Fund may indirectly concentrate in a particular industry or group of industries through its investments in one or more of its underlying funds, pools or products. Currently, no underlying investment of the Managed Allocation Fund, other than the Real Estate Securities Fund, concentrates 25% or more of its total assets in any one industry.

          With the exception of percentage restrictions relating to borrowings, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities will not be considered a violation by the Fund.

INVESTMENT POLICIES

          The following policies and restrictions are non-fundamental policies of each Fund. These restrictions may be changed by the Board without the approval of Fund shareholders.

          Non-Equity Investments of the Equity Funds. The Equity Funds can, in addition to stocks, hold other types of securities with equity characteristics, such as convertible bonds, preferred stock, warrants and depository receipts or rights for such securities. Pending more permanent investments or to use cash balances effectively, these Funds may hold the same types of money market instruments as the Money Market Fund invests in (as described in the Prospectus), as well as other short-term instruments. These other instruments are the same type of instruments the Money Market Fund holds, but they have longer maturities than the instruments allowed in the Money Market Fund, or else do not meet the requirements for “First Tier Securities.”

          When market conditions warrant, the Equity Funds may invest directly in debt securities similar to those the Bond Fund may invest in. The Equity Funds may also hold debt securities that they acquire because of mergers, recapitalizations or otherwise.

          The Equity Funds also may invest in options and futures, as well as newly developed financial instruments, such as equity swaps and equity-linked fixed-income securities, so long as these are consistent with their investment objectives and regulatory requirements.

          These investments and other Fund investment strategies are discussed in detail below.

          Temporary Defensive Positions. During periods when Teachers Advisors, Inc. (“Advisors”), the investment adviser for the Funds, believes there are unstable market, economic, political or currency conditions domestically or abroad, Advisors may assume, on behalf of a Fund, a temporary defensive posture and (1) without limitation, hold cash and/or invest in money market instruments, or (2) restrict the securities markets in which the Fund’s assets will be invested by investing those assets in securities markets deemed by Advisors to be conservative in light of the Fund’s investment objective and policies. Under normal circumstances, each Fund may invest a portion of its total assets in cash or money market instruments for cash management purposes, pending investment in accordance with the Fund’s investment objective and policies and to meet operating expenses. To the extent that a Fund holds cash or invests in money market instruments, it may not achieve its investment objective.

          Credit Facility. Many of the Funds participate in an unsecured revolving credit facility for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions that otherwise might require the untimely disposition of securities. Certain accounts or series of the College Retirement Equities Fund (“CREF”), TIAA-CREF Life Funds and TIAA Separate Account VA-1, as well as certain other series of the Trust, each of which is managed by Advisors or an affiliate of Advisors, also participate in this credit facility. An annual commitment fee for the credit facility is borne by the participating Funds. Interest associated with any borrowing under the facility will be charged to the borrowing Funds at rates that are based on a specified rate of interest.

          If a Fund borrows money, it could leverage its portfolio by keeping securities it might otherwise have had to sell. Leveraging exposes a Fund to special risks, including greater fluctuations in net asset value in response to market changes.

          Taxable Securities. Under normal conditions, the Tax-Exempt Bond Fund intends to invest only in securities that are tax-exempt for federal income tax purposes. However, the Fund may invest on a temporary basis in taxable securities. In that case, the investments would be limited to securities that the Fund determines to be high quality, such as those issued or guaranteed by the U.S. Government.

          Additional Risks Resulting From Market Events and Government Intervention in Financial Markets. Events in the financial sector over the past few years have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. These events have included, among others, the placement by the U.S. Government

TIAA-CREF Funds  ■  Statement of Additional Information  B-3

of the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) under conservatorship, the bankruptcy of Lehman Brothers Holdings Inc., the sale of Merrill Lynch to Bank of America, the U.S. Government’s support of American International Group, Inc., the sale of Wachovia Corporation to Wells Fargo & Company, credit and liquidity issues involving certain money market mutual funds, and emergency measures by the U.S. Government and foreign governments temporarily banning short-selling. Both domestic and foreign equity markets have experienced increased volatility and turmoil, with companies that have exposure to the real estate, mortgage and credit markets particularly affected, and it is uncertain whether or for how long these conditions will continue.

          In addition to the unprecedented turbulence in financial markets, the reduced liquidity in credit and fixed-income markets may adversely affect many issuers worldwide. This reduced liquidity may result in less money being available to purchase raw materials, goods and services from emerging markets, which may, in turn, bring down the prices of these economic staples. It may also result in emerging market issuers having more difficulty obtaining financing, which may, in turn, cause a decline in their stock prices. These events and possible continuing market turbulence may have an adverse effect on the Funds.

          For example, various agencies and instrumentalities of the U.S. Government have implemented or announced programs that support short-term debt instruments, including commercial paper, in an attempt to sustain liquidity in the markets for these securities. Among these programs are: the FDIC-administered Temporary Liquidity Guarantee Program, which guarantees certain debt issued by FDIC-insured institutions; the Federal Reserve Bank of New York-administered Term Asset-Backed Securities Loan Facility (“TALF”), Commercial Paper Funding Facility (“CPFF”), and Money Market Investor Funding Facility (“MMIFF”); and the Asset Backed Commercial Paper Money Market Fund Liquidity Program (“AMLF”) administered by the Federal Reserve Bank of Boston. The U.S. Treasury Department also has announced or implemented various programs and initiatives aimed at supporting and increasing liquidity in the credit markets, including the Public-Private Investment Program for Legacy Assets, which, among other things, is designed to combine federal funding with private investments to purchase certain troubled real estate-related assets from financial institutions.

          Legislators, regulatory agencies, the U. S. Treasury Department, trade groups, and others have proposed significant and sweeping changes to the U.S. financial regulatory system. For example, under the Troubled Asset Relief Program (“TARP”), the U. S. Government invested more than approximately $204 billion in financial institutions during 2009 alone.

          Instability in the financial markets has led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Funds themselves are regulated.

Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such a program may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

          Illiquid Investments. The Board of Trustees of the Funds has delegated responsibility to Advisors for determining the value and liquidity of investments held by each Fund. The Funds may invest up to 15% (5% in the case of the Money Market Fund) of their net assets (taken at current value) in investments that may not be readily marketable. Investments may be illiquid because of the absence of a trading market, making it difficult to value them or dispose of them promptly at an acceptable price. Investment in illiquid securities poses risks of potential delays in resale. Limitations, or delays in, resale may have an adverse effects on the marketability of portfolio securities, and it may be difficult for the Funds to dispose of illiquid securities promptly or to sell such securities for their fair market value.

          Lower-Quality Municipal Securities. Because the market for certain municipal securities is thin, the Tax-Exempt Bond Fund may encounter difficulties in disposing of lower-quality securities. At the Fund’s option, it may pursue litigation or other remedies in order to protect the Fund’s interests.

          Municipal Market Disruption Risk. The value of municipal securities may be adversely affected by legal uncertainties regarding legislative proposals involving the taxation of municipal securities or rights of securities holders in the event of bankruptcy. From time to time, these uncertainties may affect the municipal securities market or certain parts thereof, having a significant impact on the prices of securities in the Tax-Exempt Bond Fund.

          Restricted Securities. The Funds may invest in restricted securities. A restricted security is one that has a contractual restriction on resale or cannot be resold publicly until it is registered under the Securities Act of 1933, as amended (the “1933 Act”). From time to time, restricted securities can be considered illiquid. For example, they may be considered illiquid if they are not eligible for sale to qualified institutional purchasers in reliance upon Rule 144A under the 1933 Act. However, purchases by a Fund of securities of foreign issuers offered and sold outside the United States may be considered liquid even though they are restricted. The Board of Trustees has delegated responsibility to Advisors for determining the value and liquidity of restricted securities and other investments held by each Fund.

          Preferred Stock. The Funds (other than the Money Market Fund) can invest in preferred stock consistent with their investment objectives. Preferred stock pays dividends at a specified rate and generally has preference over common stock in the payment of dividends and the liquidation of the issuer’s assets but is junior to the debt securities of the issuer in those same respects. Unlike interest payments on debt securities, dividends on preferred stock are generally payable at the discretion of the issuer’s board of directors, and shareholders may suffer a loss of value if dividends are not paid. Preferred shareholders generally have no legal recourse against the issuer if dividends are not paid. The market

B-4  Statement of Additional Information  ■  TIAA-CREF Funds

prices of preferred stocks are subject to changes in interest rates and are more sensitive to changes in the issuer’s creditworthiness than are the prices of debt securities. Under ordinary circumstances, preferred stock does not carry voting rights.

          Options and Futures. Each of the Funds (other than the Money Market Fund) may engage in options (puts and calls) and futures strategies to the extent permitted by the SEC and the Commodity Futures Trading Commission (“CFTC”). The Funds are not expected to use options and futures strategies in a speculative manner, but rather they may use them primarily as hedging techniques or for cash management purposes.

          Options and futures transactions may increase a Fund’s transaction costs and portfolio turnover rate and will be initiated only when consistent with its investment objective.

          Options. Option-related activities could include: (1) the sale of covered call option contracts and the purchase of call option contracts for the purpose of closing a purchase transaction; (2) buying covered put option contracts, and selling put option contracts to close out a position acquired through the purchase of such options; and (3) selling call option contracts or buying put option contracts on groups of securities and on futures on groups of securities, and buying similar call option contracts or selling put option contracts to close out a position acquired through a sale of such options. This list of options-related activities is not intended to be exclusive, and the Funds may engage in other types of options transactions consistent with their investment objectives and policies and applicable law.

          A call option is a short-term contract (generally for nine months or less) that gives the purchaser of the option the right but not the obligation to purchase the underlying security at a fixed exercise price at any time (American style) or at a set time (European style) prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the call option, the purchaser pays the seller a premium, which the seller retains whether or not the option is exercised. The seller of a call option has the obligation, upon the exercise of the option by the purchaser, to sell the underlying security at the exercise price. Selling a call option would benefit the seller if, over the option period, the underlying security declines in value or does not appreciate above the aggregate of the exercise price and the premium. However, the seller risks an “opportunity loss” of profits if the underlying security appreciates above the aggregate value of the exercise price and the premium.

          A Fund may close out a position acquired through selling a call option by buying a call option on the same security with the same exercise price and expiration date as the call option that it had previously sold on that security. Depending on the premium for the call option purchased by a Fund, the Fund will realize a profit or loss on the transaction on that security.

          A put option is a similar short-term contract that gives the purchaser of the option the right to sell the underlying security at a fixed exercise price at any time prior to the expiration of the option regardless of the market price of the security during the option period. As consideration for the put option, the purchaser pays the seller a premium which the seller retains whether or not the option is exercised. The seller of a put option has the obligation, upon the exercise of the option by the purchaser, to purchase the underlying security at the exercise price. The buying of a covered put contract limits the downside exposure for the investment in the underlying security. The risk of purchasing a put is that the market price of the underlying stock prevailing on the expiration date may be above the option’s exercise price. In that case, the option would expire worthless and the entire premium would be lost.

          A Fund may close out a position acquired through buying a put option by selling an identical put option on the same security with the same exercise price and expiration date as the put option that it had previously bought on the security. Depending on the premium for the put option purchased by a Fund, the Fund would realize a profit or loss on the transaction.

          In addition to options (both calls and puts) on individual securities, there are also options on groups of securities, such as the options on the Standard & Poor’s 100 Index, which are traded on the Chicago Board Options Exchange. There are also options on the futures of groups of securities such as the Standard & Poor’s 500 Index and the New York Stock Exchange Composite Index. The selling of such calls can be used in anticipation of, or in, a general market or market sector decline that may adversely affect the market value of a Fund’s portfolio of securities. To the extent that a Fund’s portfolio of securities changes in value in correlation with a given stock index, the sale of call options on the futures of that index would substantially reduce the risk to the portfolio of a market decline, and, by so doing, provides an alternative to the liquidation of securities positions in the portfolio with resultant transaction costs. A risk in all options, particularly the relatively new options on groups of securities and on the futures on groups of securities, is a possible lack of liquidity. This will be a major consideration of Advisors before it deals in any option on behalf of a Fund.

          There is another risk in connection with selling a call option on a group of securities or on the futures of groups of securities. This arises because of the imperfect correlation between movements in the price of the call option on a particular group of securities and the price of the underlying securities held in the portfolio. Unlike a covered call on an individual security, where a large movement on the upside for the call option will be offset by a similar move on the underlying stock, a move in the price of a call option on a group of securities may not be offset by a similar move in the price of securities held due to the difference in the composition of the particular group and the portfolio itself.

          Futures. To the extent permitted by applicable regulatory authorities, the Funds may purchase and sell futures contracts on securities or other instruments, or on groups or indices of securities or other instruments. The purpose of hedging techniques using financial futures is to protect the principal value of a Fund against adverse changes in the market value of securities or instruments in its portfolio, and to obtain better returns on investments than available in the cash market. Since these are hedging techniques, the gains or losses on the futures contract normally will be offset by losses or gains, respectively, on the hedged investment. Futures contracts also may be offset prior to the future date by executing an opposite futures contract transaction.

          A futures contract on an investment is a binding contractual commitment which, if held to maturity, generally will result in an obligation to make or accept delivery, during a particular future month, of the securities or instrument underlying the contract.

          By purchasing a futures contract — assuming a “long” position — Advisors will legally obligate a Fund to accept the future deliv-

TIAA-CREF Funds  ■  Statement of Additional Information  B-5

ery of the underlying security or instrument and pay the agreed price. By selling a futures contract — assuming a “short” position — Advisors will legally obligate a Fund to make the future delivery of the security or instrument against payment of the agreed price.

          Positions taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions that may result in a profit or a loss. While futures positions taken by the Funds usually will be liquidated in this manner, a Fund may instead make or take delivery of the underlying securities or instruments whenever it appears economically advantageous to the Fund to do so. A clearing corporation associated with the exchange on which futures are traded assumes responsibility for closing out positions and guarantees that the sale and purchase obligations will be performed with regard to all positions that remain open at the termination of the contract.

          A stock index futures contract, unlike a contract on a specific security, does not provide for the physical delivery of securities, but merely provides for profits and losses resulting from changes in the market value of the contract to be credited or debited at the close of each trading day to the respective accounts of the parties to the contract. On the contract’s expiration date, a final cash settlement occurs and the futures positions are closed out. Changes in the market value of a particular stock index futures contract reflect changes in the specified index of equity securities on which the future is based.

          Stock index futures may be used to hedge the equity investments of the Funds with regard to market (systematic) risk (involving the market’s assessment of overall economic prospects), as distinguished from stock specific risk (involving the market’s evaluation of the merits of the issuer of a particular security). By establishing an appropriate “short” position in stock index futures, Advisors may seek to protect the value of a Fund’s securities portfolio against an overall decline in the market for equity securities. Alternatively, in anticipation of a generally rising market, Advisors can seek to avoid losing the benefit of apparently low current prices by establishing a “long” position in stock index futures and later liquidating that position as particular equity securities are in fact acquired. To the extent that these hedging strategies are successful, the Fund will be affected to a lesser degree by adverse overall market price movements, unrelated to the merits of specific portfolio equity securities, than would otherwise be the case.

          Unlike the purchase or sale of a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit in a segregated account with the broker (futures commission merchant) carrying the futures account on behalf of the Fund an amount of cash, U.S. Treasury securities, or other permissible assets equal to approximately 5% of the contract amount. This amount is known as “initial margin.” The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to a Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments to and from the broker, called “variation margin,” will be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.”

          For example, when a Fund has purchased a stock index futures contract and the price of the underlying stock index has risen, that position will have increased in value, and the Fund will receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Fund has purchased a stock index futures contract and the price of the underlying stock index has declined, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Fund may elect to close the position by taking an opposite position that will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.

          There are several risks in connection with the use of a futures contract as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and movements in the securities or instruments that are the subject of the hedge. Advisors, on behalf of a Fund, will attempt to reduce this risk by engaging in futures transactions, to the extent possible, where, in Advisors’ judgment, there is a significant correlation between changes in the prices of the futures contracts and the prices of the Fund’s portfolio securities or instruments sought to be hedged.

          Successful use of futures contracts for hedging purposes also is subject to Advisors’ ability to correctly predict movements in the direction of the market. For example, it is possible that where a Fund has sold futures to hedge its portfolio against declines in the market, the index on which the futures are written may advance and the values of securities or instruments held in the Fund’s portfolio may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio investments. However, Advisors believes that over time the value of a Fund’s portfolio will tend to move in the same direction as the market indices that are intended to correlate to the price movements of the portfolio securities or instruments sought to be hedged.

          It also is possible that, for example, if a Fund has hedged against the possibility of a decline in the market adversely affecting stocks held in its portfolio and stock prices increased instead, the Fund will lose part or all of the benefit of increased value of those stocks that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if a Fund has insufficient cash, it may have to sell securities or instruments to meet daily variation margin requirements. Such sales may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities or instruments at a time when it may be disadvantageous to do so.

          In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the futures contracts and the portion of the portfolio being hedged, the prices of futures contracts may not correlate perfectly with movements in the underlying security or instrument due to certain market distortions. First, all transactions in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit

B-6  Statement of Additional Information  ■  TIAA-CREF Funds

requirements, investors may close futures contracts through offsetting transactions that could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market also may cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between movements in the futures contracts and the portion of the portfolio being hedged, even a correct forecast of general market trends by Advisors still may not result in a successful hedging transaction over a very short time period.

          The Funds (other than the Money Market Fund) may also use futures contracts and options on futures contracts to manage their cash flow more effectively. To the extent that a Fund enters into non-hedging positions, it will do so only in accordance with certain CFTC exemptive provisions that permit the Fund to claim an exclusion from the definition of a “commodity pool operator” under the Commodity Exchange Act. The Funds have claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and the regulations thereunder, and therefore, are not subject to registration or regulation as commodity pool operators.

          Firm Commitment Agreements and Purchase of “When-Issued” Securities. The Funds can enter into firm commitment agreements for the purchase of securities on a specified future date. Thus, the Funds may purchase, for example, issues of fixed-income instruments on a “when issued” basis, whereby the payment obligation, or yield to maturity, or coupon rate on the instruments may not be fixed at the time of the transaction. In addition, the Funds may invest in asset-backed securities on a delayed delivery basis. This reduces a Fund’s risk of early repayment of principal, but exposes the Funds to some additional risk that the transaction will not be consummated.

          When a Fund enters into a firm commitment agreement, liability for the purchase price — and the rights and risks of ownership of the securities — accrues to the Fund at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Fund to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Fund is obligated to purchase such securities, it will be required to segregate assets. See “Segregated Accounts” below.

Debt Instruments Generally

          A debt instrument held by a Fund will be affected by general changes in interest rates that will, in turn, result in increases or decreases in the market value of the instrument. The market value of non-convertible debt instruments (particularly fixed-income instruments) in a Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. In periods of declining interest rates, the yield of a Fund holding a significant amount of debt instruments will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the

Fund’s yield will tend to be somewhat lower. In addition, when interest rates are falling, money received by such a Fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of its portfolio, thereby reducing the Fund’s current yield. In periods of rising interest rates, the opposite result can be expected to occur.

          Ratings as Investment Criteria. Nationally Recognized Statistical Ratings Organization (“NRSRO”) ratings represent the opinions of those organizations as to the quality of securities that they rate. Although these ratings, which are relative and subjective and are not absolute standards of quality, are used by Advisors as one of many criteria for the selection of portfolio securities on behalf of the Funds, Advisors also relies upon its own analysis to evaluate potential investments.

          Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. These events will not require the sale of the securities by a Fund. However, Advisors will consider the event in its determination of whether the Fund should continue to hold the securities. To the extent that a NRSRO’s rating changes as a result of a change in the NRSRO or its rating system, Advisors will attempt to use comparable ratings as standards for their investments in accordance with their investment objectives and policies.

          The Money Market Fund utilizes short-term credit ratings of the following designated NRSROs to help determine whether a security is eligible for purchase by the Fund under applicable securities laws. The Board of Trustees has designated the following four NRSROs as the designated NRSROs of the Money Market Fund: (1) Moody’s Investors Service, (2) Standard & Poor’s, (3) Fitch Ratings, and (4) Dominion Bond Rating Service, Ltd.

          Certain Investment-Grade Debt Obligations. Although obligations rated Baa by Moody’s Investors Service, Inc. (“Moody’s”) or BBB by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”) are considered investment-grade, they may be viewed as being subject to greater risks than other investment-grade obligations. Obligations rated Baa by Moody’s are considered medium-grade obligations that lack outstanding investment characteristics and have speculative characteristics as well, while obligations rated BBB by S&P are regarded as having only an adequate capacity to pay principal and interest.

          U.S. Government Debt Securities. Some of the Funds may invest in U.S. Government securities. These include: debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association (“GNMA”), General Services Administration, any of the various institutions that previously were, or currently are, part of the Farm Credit System, including the National Bank for Cooperatives, the Farm Credit Banks and the Banks for Cooperatives, Federal Home Loan Banks, FHLMC, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority and District of Columbia Armory Board. Direct obligations of the U.S. Treasury include a variety of securities that differ in their interest rates, maturities and issue dates. Certain of the foregoing U.S. Government securities are supported by the full faith and credit

TIAA-CREF Funds  ■  Statement of Additional Information  B-7

of the United States, whereas others are supported by the right of the agency or instrumentality to borrow an amount limited to a specific line of credit from the U.S. Treasury or by the discretionary authority of the U.S. Government or GNMA to purchase financial obligations of the agency or instrumentality. In contrast, certain of the foregoing U.S. Government securities are only supported by the credit of the issuing agency or instrumentality (e.g., GNMA). Because the U.S. Government is not obligated by law to support an agency or instrumentality that it sponsors, or its securities, a Fund only invests in U.S. Government securities when Advisors determines that the credit risk associated with the obligation is suitable for the Fund.

          In September 2008, FNMA and FHLMC were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). As the conservator, FHFA succeeded to all rights, titles, powers and privileges, as well as assets, of FNMA and FHLMC, although each of FNMA and FHLMC will likely continue to operate as going concerns while in conservatorship.

          Although the U.S. Treasury Department subsequently announced several additional steps to enhance FNMA’s and FHLMC’s ability to meet their respective obligations, certain of these additional steps — a liquidity backstop and the mortgage-backed securities purchase program — expired in December 2009. In addition, under the Federal Housing Finance Regulatory Reform Act of 2008 (the “Reform Act”), FHFA has the power, as conservator or receiver, to repudiate any contract entered into by FNMA or FHLMC prior to FHFA’s appointment under certain conditions. Therefore, the uncertainty surrounding the guaranty obligations of FNMA and FHLMC with respect to mortgage-backed securities, combined with the broad power of the FHFA to potentially cancel these guaranty obligations, could adversely impact the value of certain FNMA and FHLM-guaranteed mortgage-backed securities held by the Funds.

          Risks of Lower-Rated, Lower-Quality Debt Instruments. Lower-rated debt securities (i.e., those rated Ba or lower by Moody’s or BB or lower by S&P) are sometimes referred to as “high-yield” or “junk” bonds. Each of the Funds (except for the Money Market Fund) may invest in lower-rated debt securities. In particular, the High-Yield Fund will invest at least 80% of its net assets in below investment-grade securities. These securities are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher-rated categories. Reliance on credit ratings entails greater risks with regard to lower-rated securities than it does with regard to higher-rated securities, and Advisors’ success is more dependent upon its own credit analysis with regard to lower-rated securities than is the case with regard to higher-rated securities. The market values of such securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than are higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Fund invests in these securities, factors adversely affecting the market value of lower-rated securities will adversely affect the Funds’

net asset value (“NAV”). In addition, a Fund may incur additional expenses to the extent it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

          A Fund may have difficulty disposing of certain lower-rated securities for which there is a thin trading market. Because not all dealers maintain markets in lower-rated securities, there is no established retail secondary market for many of these securities, and Advisors anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for lower-rated securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Funds to obtain accurate market quotations for purposes of valuing their assets. Market quotations are generally available on many lower-rated issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. When market quotations are not readily available, lower-rated securities must be fair valued using procedures approved by the Board of Trustees. This valuation is more difficult and judgment plays a greater role in such valuation when there are less reliable objective data available.

          Any debt instrument, no matter its initial rating may, after purchase by a Fund, have its rating lowered due to the deterioration of the issuer’s financial position. Advisors may determine that an unrated security is of comparable quality to securities with a particular rating. Such unrated securities are treated as if they carried the rating of securities with which Advisors compares them.

          Lower-rated debt securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such lower-rated securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer’s ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of lower-rated securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

          It is possible that a major economic recession could adversely affect the market for lower-rated securities. Any such recession might severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon.

          The Funds may acquire lower-rated securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. These Funds may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

B-8  Statement of Additional Information  ■  TIAA-CREF Funds

          The Funds may also acquire lower-rated securities during an initial underwriting. Such securities involve special risks because they are new issues. The Funds have no arrangement with any person concerning the acquisition of such securities, and Advisors will carefully review the credit and other characteristics pertinent to such new issues. A Fund may from time to time participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the Fund an “insider” of the issuer for purposes of the federal securities laws, and therefore may restrict the Fund’s ability to trade in or acquire additional positions in a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund would participate on such committees only when Advisors believes that such participation is necessary or desirable to enforce the Fund’s rights as a creditor or to protect the value of securities held by the Fund.

          Although most of the Funds can invest a percentage of their assets in lower-rated securities, the High-Yield Fund can invest up to 100% of its assets in debt instruments that are unrated or rated lower than the four highest rating categories assigned by Moody’s or S&P. Up to 20% of the High-Yield Fund’s assets may be invested in securities rated lower than B– or its equivalent by at least two rating agencies. Thus, the preceding information about lower-rated securities is especially applicable to the High-Yield Fund.

          Corporate Debt Securities. A Fund may invest in corporate debt securities of U.S. and foreign issuers and/or hold its assets in these securities for cash management purposes. The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

          Zero Coupon Obligations. Some of the Funds may invest in zero coupon obligations. Zero coupon securities generally pay no cash interest (or dividends in the case of preferred stock) to their holders prior to maturity. Accordingly, such securities usually are issued and traded at a deep discount from their face or par value and generally are subject to greater fluctuations of market value in response to changing interest rates than securities of comparable maturities and credit quality that pay cash interest (or dividends in the case of preferred stock) on a current basis. Although a Fund will receive no payments on its zero coupon securities prior to their maturity or disposition, it will be required for federal income tax purposes generally to include in its dividends to shareholders each year an amount equal to the annual income that accrues on its zero coupon securities. Such dividends will be paid from the cash assets of the Fund, from borrowings or by liquidation of portfolio securities, if necessary, at a time that the Fund otherwise would not have done so. To the extent a Fund is required to liquidate thinly-traded securities, the Fund may be able to sell such securities only at prices lower than if such securities were more widely-traded. The risks associated with holding securities that are not readily marketable may be accentuated at such time. To the extent the proceeds from any such dispositions are used by a Fund to pay distributions, the Fund will not be able to purchase additional income-producing securities with such proceeds, and as a result its current income ultimately may be reduced.

          Custodial receipts issued in connection with so-called trademark zero coupon securities, such as Certificates of Accrual on Treasuries (“CATS”) and Treasury Income Growth Receipts (“TIGRs”), are not issued by the U.S. Treasury, and are therefore not U.S. Government securities, although the underlying bond represented by such receipt is a debt obligation of the U.S. Treasury. Other zero coupon Treasury securities (e.g., those purchased through the Federal Reserve’s Separate Trading of Registered Interest and Principal of Securities Program (“STRIPs”) and Coupons Under Book Entry Safekeeping (“CUBEs”)) are direct obligations of the U.S. Government.

          Floating and Variable Rate Instruments. Variable and floating rate securities provide for a periodic adjustment in the interest rate paid on the obligations. The terms of such obligations provide that interest rates are adjusted periodically based upon an interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily up to annually, or may be event based, such as based on a change in the prime rate. The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate. The interest rate on a floater resets periodically, typically every 1-3 months. Some of the Funds may invest in floating and variable rate instruments. Income securities may provide for floating or variable rate interest or dividend payments. The floating or variable rate may be determined by reference to a known lending rate, such as a bank’s prime rate, a certificate of deposit rate or the London InterBank Offered Rate (LIBOR). Alternatively, the rate may be determined through an auction or remarketing process. The rate also may be indexed to changes in the values of the interest rate of securities indexed, currency exchange rate or other commodities. Variable and floating rate securities tend to be less sensitive than fixed-rate securities to interest rate changes and to have higher yields when interest rates increase. However, during rising interest rates, changes in the interest rate of an adjustable rate security may lag changes in market rates. The amount by which the rates are paid on an income security may increase or decrease and may be subject to periodic or lifetime caps. Fluctuations in interest rates above these caps could cause adjustable rate securities to behave more like fixed-rate securities in response to extreme movements in interest rates.

          A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality. Such securities may also pay a rate of interest determined by applying a multiple to the variable rate. The extent of increases and decreases in the value of securities whose rates vary inversely with changes in market rates of interest generally will be larger than comparable changes in the value of an equal principal amount of a fixed-rate security having similar credit quality redemption provisions and maturity.

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          Foreign Debt Obligations. The debt obligations of foreign governments and entities may or may not be supported by the full faith and credit of the foreign government. A Fund may buy securities issued by certain “supra-national” entities, which include entities designated or supported by governments to promote economic reconstruction or development, international banking organizations and related government agencies. Examples are the International Bank for Reconstruction and Development (more commonly known as the “World Bank”), the Asian Development Bank and the Inter-American Development Bank.

          The governmental members of these supra-national entities are “stockholders” that typically make capital contributions and may be committed to make additional capital contributions if the entity is unable to repay its borrowings. A supra-national entity’s lending activities may be limited to a percentage of its total capital, reserves and net income. There can be no assurance that the constituent foreign governments will continue to be able or willing to honor their capitalization commitments for those entities.

          A Fund may invest in U.S. dollar-denominated “Brady Bonds.” These foreign debt obligations may be fixed-rate par bonds or floating-rate discount bonds. They are generally collateralized in full as to repayment of principal at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Brady Bonds can be viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity. Those uncollateralized amounts constitute what is called the “residual risk.”

          If there is a default on collateralized Brady Bonds resulting in acceleration of the payment obligations of the issuer, the zero coupon U.S. Treasury securities held as collateral for the payment of principal will not be distributed to investors, nor will those obligations be sold to distribute the proceeds. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds. The defaulted bonds will continue to remain outstanding, and the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course. Because of the residual risk of Brady Bonds and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, Brady Bonds are considered speculative investments.

          Structured or Indexed Securities (Including Exchange-Traded Notes, Equity-Linked Notes and Inflation-Indexed Bonds). Some of the Funds may invest in structured or indexed securities. The value of the principal of and/or interest on such securities is based on a reference such as a specific currency, interest rate, commodity, index or other financial indicator (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured or indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of the Fund’s investment. Structured or indexed securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in interest rates or the value of the security at maturity may be some multiple of the change in the value of the Reference. Consequently, structured or indexed securities may entail a greater degree of market risk than other types of debt securities. Structured or indexed securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities. Structured and indexed securities are generally subject to the same risks as other fixed-income securities in addition to the special risks associated with linking the payment of principal and/or interest payments (or other payable amounts) to the performance of a Reference.

          A Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index (“CPI”) accruals as part of a semiannual coupon.

          If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of a U.S. Treasury inflation-indexed bond, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. A Fund may also invest in other inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

          The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

          While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

          The periodic adjustment of U.S. inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can

B-10  Statement of Additional Information  ■  TIAA-CREF Funds

be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

          A Fund may invest in targeted return index securities (“TRAINs”), which are fixed rate certificates that represent undivided interests in the pool of securities (generally lower-rated debt securities that are unsecured) underlying a Targeted Return Index Securities Trust. By investing in a TRAIN, a holder is able to invest in a diversified portfolio of fixed-income securities without incurring the brokerage and other expenses associated with directly holding small positions in individual securities. A holder of a TRAIN receives income from the trust as a result of principal and interest paid by the trust’s underlying securities, and indirectly bears its proportionate share of any expenses paid by the TRAIN. TRAINs are not registered under the 1933 Act or the 1940 Act and therefore must be held by qualified institutional buyers and resold to qualified institutional buyers pursuant to Rule 144A under the 1933 Act. As a result, certain investments in TRAINs may be less liquid to the extent that the Fund is unable to find qualified institutional buyers interested in purchasing such securities at any point in time. TRAINs that are rated below investment-grade are considered lower-rated debt securities, and will entail the risks described above in the discussion regarding lower-rated debt securities.

Mortgage-Backed and Asset-Backed Securities

          Mortgage-Backed and Asset-Backed Securities Generally. Some of the Funds may invest in mortgage-backed and asset-backed securities, which represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of mortgage-related securities such as government stripped mortgage-related securities, adjustable-rate mortgage-related securities and collateralized mortgage obligations. Some of the Funds may also invest in asset-backed securities, which represent participation in, or are secured by and payable from, assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. Such assets are pooled and securitized by governmental, government-related and private organizations through the use of trusts and special purpose entities and sold to investors. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for certain time periods by letters of credit or pool insurance policies issued by a financial institution unaffiliated with the trust or corporation. Other credit enhancements also may exist.

          Mortgage Pass-Through Securities. Mortgage-related securities represent pools of mortgage loans assembled for sale to investors by various governmental agencies, such as GNMA, by government related organizations, such as FNMA and FHLMC, as well as by private issuers, such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies.

          Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these secu-

rities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities are described as “modified pass-through.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

          Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers or the mortgage poolers. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees, and the creditworthiness of the issuers thereof, will be considered in determining whether a mortgage-related security meets a Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Fund may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, Advisors determines that the securities meet the Fund’s quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable, especially in the current financial environment. In addition, recent developments in the fixed-income and credit markets may have an adverse impact on the liquidity of mortgage-related securities.

          Collateralized Mortgage Obligations (“CMOs”). CMOs are structured into multiple classes, each bearing a different stated maturity. Similar to a bond, interest and prepaid principal is paid, in most cases, on a monthly basis. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An

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investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

          In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds”). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”). The Collateral is pledged to a third party trustee as security for the Bonds.

          Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B, and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C Bond currently being paid off. When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond begin to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

          The average maturity of pass-through pools of mortgage-related securities in which some of the Funds may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. For example, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than originally expected. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience of the underlying pool of mortgages. For purposes of calculating the average life of the assets of the relevant Fund, the maturity of each of these securities will be the average life of such securities based on the most recent estimated annual prepayment rate.

          Asset-Backed Securities Unrelated to Mortgage Loans. Some of the Funds may invest in asset-backed securities that are unrelated to mortgage loans. These include, but are not limited to, credit card securitizations, auto and equipment lease and loan securitizations and rate reduction bonds. In the case of credit card securitizations, it is typical to have a revolving master trust issue soft bullet maturities representing a fractional interest in trusts whose assets consist of revolving credit card receivables. Auto and equipment lease and loan securitizations reference specific static asset pools whereby monthly payments of principal and interest are passed through directly to certificate holders typically in order of seniority. The ultimate performance of these securities is a function of both the creditworthiness of the borrowers as well as recovery obtained on collateral foreclosed upon by the respective trust(s). Rate reduction bonds represent a secured interest in future rate recovery on stranded utility assets that may result from, for example, storm damages or environmental costs. Typically these costs are recouped over time from a broad rate payer base. The performance of these securities would depend primarily upon a continuance of sufficient rate base to repay the notes in the specified timeframe and a stable regulatory environment.

          Mortgage Dollar Rolls. Some of the Funds may enter into mortgage “dollar rolls” in which the Fund sells securities for delivery in the current month and simultaneously contracts with a counterparty to repurchase substantially identical securities on a specified future date. To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered. The Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any price received for the securities sold and the lower forward price for the future purchase (often referred to as the “drop”) plus the interest earned on the short-term investment awaiting the settlement date of the forward purchase. Unless such benefits exceed the income and gain or loss due to mortgage repayments that would have been realized on the securities sold as part of the mortgage roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been without the use of mortgage rolls. The Fund will hold and maintain in a segregated account until the settlement date cash or liquid assets in an amount equal to the forward purchase price. The benefits derived from the use of mortgage rolls may depend upon Advisors’ ability to predict correctly mortgage prepayments and interest rates. There is no assurance that mortgage rolls can be successfully employed. For financial reporting and tax purposes, some of the Funds treat mortgage rolls as a financing transaction.

          Securities Lending. Subject to the Funds’ fundamental investment policies relating to loans of portfolio securities set forth above, each Fund may lend its securities to brokers and dealers that are not affiliated with Teachers Insurance and Annuity Association of America (“TIAA”), are registered with the SEC and are members of the Financial Industry Regulatory Authority (“FINRA”), and also to certain other financial institutions. All loans will be fully collateralized. In connection with the lending of its securities, a Fund will receive as collateral cash, securities issued or guaranteed by the U.S. Government (e.g., Treasury securities), or other collateral permitted by applicable law, which at all times while the loan is outstanding will be maintained in amounts equal to at least 102% of the current market value of the outstanding loaned securities, or such lesser percentage as may be permitted by the SEC (including a decline in the value of) (not to fall below 100% of the market value of the loaned securities), as reviewed daily. Cash collateral received by a Fund will generally be invested in high-quality short-term instruments, or in one or more funds maintained by the securities lending agent for the purpose of investing cash collateral. During the term of the loan, a Fund will continue to have investment risks with respect to the securities being loaned, as well as risk

B-12  Statement of Additional Information  ■  TIAA-CREF Funds

with respect to the investment of the cash collateral, and a Fund may lose money as a result of the investment of such collateral. In addition, a Fund could suffer loss if the loan terminates and the Fund is forced to liquidate investments at a loss in order to return the cash collateral to the buyer.

          By lending its securities, a Fund will receive amounts equal to the interest or dividends paid on the securities loaned and, in addition, will expect to receive a portion of the income generated by the short-term investment of cash received as collateral or, alternatively, where securities or a letter of credit are used as collateral, a lending fee paid directly to the Fund by the borrower of the securities. Such loans will be terminable by the Fund at any time and will not be made to affiliates of TIAA. The Funds may terminate a loan of securities in order to regain record ownership of, and to exercise beneficial rights related to, the loaned securities, including, but not necessarily limited to, voting or subscription rights, and Advisors may, in the exercise of its fiduciary duties, terminate a loan in the event that a vote of holders of those securities is required on a material matter. The Funds may pay reasonable fees to persons unaffiliated with the Fund for services, or for arranging such loans, or for acting as securities lending agent. Loans of securities will be made only to firms deemed creditworthy. As with any extension of credit, however, there are risks of delay in recovering the loaned securities, or in liquidating collateral should the borrower of securities default, become the subject of bankruptcy proceedings or otherwise be unable to fulfill its obligations or fail financially.

          Repurchase Agreements. Repurchase agreements are one of several short-term vehicles the Funds can use to manage cash balances effectively. In a repurchase agreement, the Funds buy an underlying debt instrument on condition that the seller agrees to buy it back at a fixed price and time (usually no more than a week and never more than a year). Repurchase agreements have the characteristics of loans, and will be fully collateralized (either with physical securities or evidence of book entry transfer to the account of the custodian bank) at all times. During the term of the repurchase agreement, the Fund entering into the agreement retains the security subject to the repurchase agreement as collateral securing the seller’s repurchase obligation, continually monitors the market value of the security subject to the agreement, and requires the Fund’s seller to deposit with the Fund additional collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement. Each Fund will enter into repurchase agreements only with member banks of the Federal Reserve System, or with primary dealers in U.S. Government securities or their wholly-owned subsidiaries whose creditworthiness has been reviewed and found satisfactory by Advisors and who have, therefore, been determined to present minimal credit risk.

          Securities underlying repurchase agreements will be limited to certificates of deposit, commercial paper, bankers’ acceptances, or obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, in which the Fund entering into the agreement may otherwise invest.

          If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund entering into the agreement would look to the collateral underly-

ing the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

          Swap Transactions. Each Fund (other than the Money Market Fund) may, to the extent permitted by the SEC, enter into privately negotiated “swap” transactions with other financial institutions in order to take advantage of investment opportunities generally not available in public markets. In general, these transactions involve “swapping” a return based on certain securities, instruments, or financial indices with another party, such as a commercial bank, in exchange for a return based on different securities, instruments, or financial indices.

          By entering into a swap transaction, a Fund may be able to protect the value of a portion of its portfolio against declines in market value. Each Fund may also enter into swap transactions to facilitate implementation of allocation strategies between different market segments or countries or to take advantage of market opportunities that may arise from time to time. A Fund may be able to enhance its overall performance if the return offered by the other party to the swap transaction exceeds the return swapped by the Fund. However, there can be no assurance that the return a Fund receives from the counterparty to the swap transaction will exceed the return it swaps to that party.

          While the Funds will only enter into swap transactions with counterparties considered creditworthy (and will monitor the creditworthiness of parties with which they enter into swap transactions), a risk inherent in swap transactions is that the other party to the transaction may default on its obligations under the swap agreement. In times of general market turmoil, the credit-worthiness of even large, well-established counterparties may decline rapidly. If the other party to the swap transaction defaults on its obligations, the Fund entering into the agreement would be limited to the agreement’s contractual remedies. There can be no assurance that a Fund will succeed when pursuing its contractual remedies. To minimize a Fund’s exposure in the event of default, it will usually enter into swap transactions on a net basis (i.e., the parties to the transaction will net the payments payable to each other before such payments are made). When a Fund enters into swap transactions on a net basis, the net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each such swap agreement will be accrued on a daily basis and an amount of liquid assets having an aggregate market value at least equal to the accrued excess will be segregated by the Fund’s custodian. To the extent a Fund enters into swap transactions other than on a net basis, the amount segregated will be the full amount of the Fund’s obligations, if any, with respect to each such swap agreement, accrued on a daily basis. See “Segregated Accounts,” below.

          In addition to other swap transactions, the Funds may purchase and sell contracts for difference (“CFDs”). A CFD is a form of equity swap in which its value is based on the fluctuating value of some underlying asset (e.g., shares of a particular stock or a stock index). A CFD is a contract between two parties, buyer and

TIAA-CREF Funds  ■  Statement of Additional Information  B-13

seller, stipulating that the seller will pay to the buyer the difference between the nominal value of the underlying stock at the opening of the contract and the stock’s value at the close of the contract. The size of the contract and the contract’s expiration date are typically negotiated by the parties to the CFD transaction. CFDs enable a Fund to take short or long positions on an underlying stock and thus potentially capture gains on movements in the share prices of the stock without the need to own the underlying stock.

          By entering into a CFD transaction, a Fund could incur losses because it would face many of the same types of risks as owning the underlying equity security directly. For example, a Fund might buy a short position in a CFD and the contract value at the close of the transaction may be greater than the contract value at the opening of the transaction. This may be due to, among other factors, an increase in the market value of the underlying equity security. In such a situation, the Fund would have to pay the difference in value of the contract to the seller of the CFD. As with other types of swap transactions, CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund’s shares, may be reduced.

          Entry into a CFD transaction may, in certain circumstances, require the payment of an initial margin and adverse market movements against the underlying stock may require the buyer to make additional margin payments.

          Certain Funds may also invest in credit default swaps (“CDS”). CDS are contracts in which the buyer makes a payment or series of payments to the seller in exchange for a payment if the reference security or asset (e.g., a bond) undergoes a “credit event” (e.g., a default). CDS shares many risks common to other types of swaps and derivatives, including credit risk, counterparty risk and market risk.

          Swap agreements may be considered illiquid by the SEC staff and subject to the limitations on illiquid investments. See “Illiquid Investments” above.

          To the extent that there is an imperfect correlation between the return on a Fund’s obligation to its counterparty under the swap and the return on related assets in its portfolio, the swap transaction may increase the Fund’s financial risk. No Fund will enter into a swap transaction that is inconsistent with its investment objective, policies and strategies. It is not the intention of any Fund to engage in swap transactions in a speculative manner, but rather primarily to hedge or manage the risks associated with assets held in, or to facilitate the implementation of portfolio strategies of purchasing and selling assets for, the Fund.

          Segregated Accounts. In connection with when-issued securities, firm commitments and certain other transactions in which a Fund incurs an obligation to make payments in the future, the Fund involved may be required to segregate assets with its custodian bank or within its portfolio in amounts sufficient to settle the transaction. To the extent required, such segregated assets can consist of liquid assets, including equity or other securities, or other instruments such as cash, U.S. Government securities or other obligations as may be permitted by law.

          Investment Companies. Subject to certain exceptions and limitations, each Fund other than the Managed Allocation Fund may invest up to 5% of its assets in any single investment company and up to 10% of its assets in all other investment companies in the aggregate. However, no Fund other than Managed Allocation Fund can hold more than 3% of the total outstanding voting stock of any single investment company. The Managed Allocation Fund can invest all of its assets in the securities of other investment companies. These restrictions would not apply to any Fund that the Trust introduces in the future that invests substantially all of its assets in the securities of other funds of the Trust. When a Fund invests in another investment company, it bears a proportionate share of expenses charged by the investment company in which it invests.

          Note that any Fund that serves as an underlying fund investment for an affiliated fund of funds (like the Lifecycle Funds, the Lifecycle Index Funds and the Managed Allocation Funds) pursuant to Section 12(d)(1)(G) of the 1940 Act has a policy not to, in turn, rely upon Sections 12(d)(1)(F) or (G) to invest in other affiliated or unaffiliated funds.

          Exchange-Traded Funds. Additionally, the Funds may invest in other investment companies, which may include exchange-traded funds (“ETFs”), for cash management, investment exposure or defensive purposes, subject to the limitations set forth above. ETFs generally seek to track the performance of an equity, fixed-income or balanced index by holding in its portfolio either the contents of the index or a representative sample of the securities in the index. Some ETFs, however, select securities consistent with the ETF’s investment objectives and policies without reference to the composition of an index. Typically, a Fund would purchase ETF shares to obtain exposure to all or a portion of the stock or bond market. An investment in an ETF generally presents the same primary risks as an investment in a conventional stock, bond or balanced mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally. Most ETFs are investment companies.. As with other investment companies, when a Fund invests in an ETF, it will bear certain investor expenses charged by the ETF. Generally, a Fund will treat an investment in an ETF as an investment in the type of security or index to which the ETF is attempting to provide investment exposure. For example, an investment in an ETF that attempts to provide the return of the equity securities represented in the Russell 3000 Index will be considered as an equity investment by the Fund.

          Exchange-Traded Notes (“ETNs”) and Equity-Linked Notes (“ELNs”). A Fund may purchase shares of ETNs or ELNs. ETNs and ELNs are fixed-income securities with principal and/or

B-14  Statement of Additional Information  ■  TIAA-CREF Funds

interest payments (or other payments) linked to the performance of referenced currencies, interest rates, commodities, indices or other financial indicators (each, a “Reference”), or linked to the performance of a specified investment strategy (such as an options or currency trading program). ETNs are traded on an exchange, while ELNs are not. Often, ETNs and ELNs are structured as uncollateralized medium-term notes. Typically, a Fund would purchase ETNs or ELNs to obtain exposure to all or a portion of the financial markets or specific investment strategies. Because ETNs and ELNs are structured as fixed-income securities, they are generally subject to the risks of fixed-income securities, including (among other risks) the risk of default by the issuer of the ETN or ELN. The price of an ETN or ELN can fluctuate within a wide range, and a Fund could lose money investing in an ETN or ELN if the value of the Reference or the performance of the specified investment strategy goes down. In addition, ETNs and ELNs are subject to the following risks that do not apply to most fixed-income securities: (1) the market price of the ETNs or ELNs may trade at a discount to the market price of the Reference or the performance of the specified investment strategy; (2) an active trading market for ETNs or ELNs may not develop or be maintained; or (3) trading of ETNs may be halted if the listing exchange’s officials deem such action appropriate, the ETNs are de-listed from the exchange or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

          When a Fund invests in an ETN or ELN, it will bear certain investor expenses charged by these products. While ETNs and ELNs are structured as fixed-income obligations, rather than as investment companies, they generally provide exposure to a specified market sector or index like ETFs, but are also subject to the general risks of fixed-income securities, including risk of default by their issuers.

          Generally, a Fund will treat an investment in an ETN or ELN as an investment in the type of security or index to which the ETN or ELN is attempting to provide investment exposure. For example, an investment in an ELN that attempts to provide the return of the equity securities represented in the Russell 3000® Index will be considered as an equity investment by the Fund, and not a fixed-income investment.

          Borrowing. Each Fund may generate cash by borrowing money from banks (no more than 33% of the market value of its assets at the time of borrowing), rather than through the sale of portfolio securities, when such borrowing appears more attractive for the Fund. Each Fund may also borrow money from other sources temporarily (no more than 5% of the total market value of its assets at the time of borrowing), when, for example, the Fund needs to meet liquidity requirements caused by greater than anticipated redemptions. See “Fundamental Policies” above.

CURRENCY TRANSACTIONS

          The value of a Fund’s assets (other than the Money Market Fund) as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. To minimize the impact of such factors on net asset values, the Fund may engage in foreign currency transactions in connection with their investments in foreign securities. The Funds will not speculate in foreign currency, and will enter into foreign currency transactions only to “hedge” the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.

          The Funds will conduct their currency exchange transactions either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market.

          By entering into a forward contract for the purchase or sale of foreign currency involved in an underlying security transaction, a Fund is able to protect itself against possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as “transaction hedging.” In addition, when it appears that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a Fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as “portfolio hedging.” Similarly, when it appears that the U.S. dollar may suffer a substantial decline against a foreign currency, a Fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.

          The Funds (other than the Money Market Fund) may also hedge their foreign currency exchange rate risk by engaging in currency financial futures, options and “cross-hedge” transactions. In “cross-hedge” transactions, a Fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that generally tracks the currency being hedged with regard to price movements). Such cross-hedges are expected to help protect a Fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.

          The Funds (other than the Money Market Fund) may hold a portion of their respective assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.

          The forecasting of short-term currency market movement is extremely difficult and whether a short-term hedging strategy will be successful is highly uncertain. Moreover, it is impossible to correctly forecast with absolute precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a Fund may be required to buy or

TIAA-CREF Funds  ■  Statement of Additional Information  B-15

sell additional currency on the spot market (and bear the expense of such transaction) if Advisors’ predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a Fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that the Funds will have flexibility to roll-over the foreign currency forward contract upon its expiration if they desire to do so. Additionally, there can be no assurance that the other party to the contract will perform its obligations thereunder.

          There is no express limitation on the percentage of a Fund’s assets that may be committed to foreign currency exchange contracts. A Fund will not enter into foreign currency forward contracts or maintain a net exposure in such contracts when that Fund would be obligated to deliver an amount of foreign currency in excess of the value of that Fund’s portfolio securities or other assets denominated in that currency or, in the case of a cross-hedge transaction, denominated in a currency or currencies that Advisors believes will correlate closely to the currency’s price movements. The Funds generally will not enter into forward contracts with terms longer than one year.

          Real Estate Securities. As described more fully in the Prospectus, the Real Estate Securities Fund will invest primarily in the equity and fixed-income securities of companies that are principally engaged in or related to the real estate industry, including those that own significant real estate assets, such as real estate investment trusts (“REITs”). An issuer is principally “engaged in” or principally “related to” the real estate industry if at least 50% of its total assets, gross income, or net profits are attributable to ownership, construction, management or sale of residential, commercial or industrial real estate, or to products or services related to the real estate industry. Issuers engaged in the real estate industry include equity REITs (which directly own real estate), mortgage REITs (which make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools), real estate brokers and developers, homebuilders, companies that manage real estate, and companies that own substantial amounts of real estate. Businesses related to the real estate industry include manufacturers and distributors of building supplies and financial institutions that make or service mortgage loans.

          The Real Estate Securities Fund generally invests in common stocks, but may also, without limitation, invest in preferred stock, convertible securities, rights and warrants, and debt securities of issuers that are principally engaged in or related to the real estate industry, as well as publicly-traded limited partnerships that are principally engaged in or related to the real estate industry. In addition to these securities, the Real Estate Securities Fund may invest up to 20% of its total assets in equity and debt securities of issuers that are not principally engaged in or related to the real estate industry, including debt securities and convertible preferred stock and convertible debt securities rated less than Baa by Moody’s or BBB by S&P. If held by the Real Estate Securities Fund in significant amounts, such lower-rated debt securities would increase financial risk and income volatility. The Real Estate Securities Fund may make investments or engage in investment practices that involve special risks, which include convertible securities, “when-issued” securities, securities issued on a delayed-delivery basis, options on securities and securities indices, financial futures contracts and options thereon, restricted securities, illiquid investments, repurchase agreements, structured or indexed securities and lending portfolio securities.

          Investments in the securities of companies that own, construct, manage or sell residential, commercial or industrial real estate will be subject to all of the risks associated with the ownership of real estate. These risks include: declines in the value of real estate, negative changes in the climate for real estate, risks related to general and local economic conditions, over-building and increased competition, decreases in property revenues, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, limitations on rents, changes in neighborhood values, the appeal of properties to tenants, leveraging of interests in real estate, increases in prevailing interest rates, and costs resulting from the clean-up of environmental problems.

          In addition to the risks discussed above, equity REITs may be affected by changes in the value of the underlying property of the trusts, while mortgage REITs may be affected by changes in the quality of any credit extended. Both equity and mortgage REITs are dependent upon management skill and may not be diversified themselves. REITs are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for special tax treatment under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), or failing to meet other applicable regulatory requirements. Finally, certain REITs may be self-liquidating in that a specific term of existence is provided for in their trust document. In acquiring the securities of REITs, the Real Estate Securities Fund runs the risk that it will sell them at an inopportune time.

FOREIGN INVESTMENTS

          As described more fully in the Prospectuses, certain of the Funds (but especially the International Equity Fund, Emerging Markets Equity Fund, International Equity Index Fund, Emerging Markets Equity Index Fund and Enhanced International Equity Index Fund) may invest in foreign securities, including those in emerging markets. In addition to the general risk factors discussed in the Prospectus, there are a number of country or region-specific risks and other considerations that may affect these investments. Many of the risks are more pronounced for investments in emerging market countries, as described below.

          General. Since foreign companies may not be subject to accounting, auditing or financial reporting practices, disclosure and other requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company, and it may be difficult to interpret the information that is available. There may be difficulties in obtaining or enforcing judgments against foreign issuers and it also is often more difficult to keep currently informed of corporate actions which affect the prices of portfolio securities. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the United States.

B-16  Statement of Additional Information  ■  TIAA-CREF Funds

          Volume and liquidity in most foreign markets are less than in the United States, and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Notwithstanding the fact that each Fund generally intends to acquire the securities of foreign issuers only where there are public trading markets, investments by a Fund in the securities of foreign issuers may tend to increase the risks with respect to the liquidity of the Fund’s portfolio and the Fund’s ability to meet a large number of shareholder redemption requests should there be economic or political turmoil in a country in which the Fund has a substantial portion of its assets invested or should relations between the United States and foreign countries deteriorate markedly. Securities may trade at price/earnings multiples higher than comparable U.S. securities and such levels may not be sustainable. Fixed commissions on some foreign securities exchanges are higher than negotiated commissions on U.S. exchanges, although the Funds endeavor to achieve most favorable net results on their portfolio transactions.

          Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Settlement practices for transactions in foreign markets may differ from those in the U.S. markets. Such differences include delays beyond periods customary in the United States and practices, such as delivery of securities prior to receipt of payment, which increase the likelihood of “failed settlement.” The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Losses to the Fund due to subsequent declines in the value of portfolio securities, or liabilities arising out of the Fund’s inability to fulfill a contract to sell these securities, could result from failed settlements. In addition, evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a Fund’s trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the Fund.

          With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect the Fund’s investments in those countries. The economies of some countries differ unfavorably from the U.S. economy in such respects as growth of national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. In addition, the internal politics of some foreign countries are not as stable as in the United States. Governments in certain foreign counties continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and payment of dividends. The economies of many foreign countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and economic conditions of their trading partners. The enactment by these trading partners of protectionist trade legislation could have a significant adverse effect upon the securities markets of such countries.

          Terrorism and related geopolitical risks have led, and may in the future lead, to increased short-term market volatility and may have adverse long-term effects on world economies and markets generally.

          Investment and Repatriation Restrictions. Foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions limit and at times, preclude investment in certain of such countries (especially countries in emerging markets) and increase the cost and expenses of Funds investing in them. These restrictions may take the form of prior governmental approval, limits on the amount or type of securities held by foreigners, and limits on the types of companies in which foreigners may invest. Additional or different restrictions may be imposed at any time by these or other countries in which the Funds invest. In addition, the repatriation (i.e., remitting back to the United States) of both investment income and capital from several foreign countries is restricted and controlled under certain regulations, including in some cases the need for certain government consents. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

          Taxes. The dividends and interest payable on certain of the Funds’ foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution to the Funds’ shareholders.

          Emerging Market Securities. An “emerging market security” is a security that is principally traded on a securities exchange of an emerging market or that is issued by an issuer that is located or has primary operations in an emerging market. Note that the Emerging Markets Equity Fund and Emerging Markets Equity Index Fund primarily invest in emerging market securities, but other Funds may invest in emerging market securities as well.

          Emerging Markets. Investments in companies domiciled in emerging market countries may be subject to potentially higher risks than investments in companies in developed countries. The term “emerging market” describes any country or market that is generally considered to be emerging or developing by major organizations in the international financial community, such as the World Bank and the International Finance Corporation, or by financial industry analysts like MSCI, which compiles the MSCI Emerging Markets Index; or other countries or markets with similar emerging characteristics. Emerging markets can include every nation in the world except the United States, Canada, Japan, Australia, New Zealand, Israel and most nations located in Western Europe.

          Risks of investing in emerging markets and emerging market securities include: (i) less social, political and economic stability; (ii) the smaller size of the markets for these securities and the currently low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility; (iii) the lack of publicly available information, including reports of payments of dividends or interest on outstanding securities; (iv) certain national policies that may restrict the Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (v) local taxation; (vi) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vii) the absence until recently, in certain countries, of a capital structure or market-oriented economy; (viii) the

TIAA-CREF Funds  ■  Statement of Additional Information  B-17

possibility that recent favorable economic developments in certain countries may be slowed or reversed by unanticipated political or social events in these countries; (ix) restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; (x) the risk of uninsured loss due to lost, stolen, or counterfeit stock certificates; (xi) possible losses through the holding of securities in domestic and foreign custodial banks and depositories; (xii) heightened opportunities for governmental corruption; (xiii) large amounts of foreign debt to finance basic governmental duties that could lead to restructuring or default; and (xiv) heavy reliance on exports that may be severely affected by global economic downturns.

          In addition, some countries in which the Funds may invest have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain countries. Further, the economies of emerging market countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

          Investment in Canada. The United States is Canada’s largest trading partner, and developments in economic policy do have a significant impact on the Canadian economy. The expanding economic and financial integration of the United States, Canada, and Mexico through the NAFTA Agreement has made, and will likely continue to make, the Canadian economy and securities market more sensitive to North American trade patterns. Growth in developing nations overseas will likely change the composition of Canada’s trade and foreign investment composition in the near future.

          Canada’s parliamentary system of government is, in general, stable. However, one of the provinces, Quebec, does have a “separatist” party whose objective is to achieve sovereignty and increased self-governing legal and financial powers. Canada is a major producer of commodities such as forest products, metals, agricultural products, and energy related products like oil, gas, and hydroelectricity. Accordingly, changes in the supply and demand of such commodity resources, both domestically and internationally, can have a significant effect on Canadian market performance.

          Investment in Europe. The European Union (EU) is an intergovernmental and supranational union of 27 European countries, known as member states. A key activity of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency (for 15 members) and a common trade policy. The most widely used currency in the EU (and the unit of currency of the European Economic and Monetary Union (EMU)) is the euro, which is in use in 15 of the 27 member states. In addition to adopting a single currency, EMU member countries no longer control their own monetary policies. Instead, the authority to direct monetary policy is exercised by the European Central Bank.

          In the transition to the single economic system, significant political decisions will be made which will affect the market regu-

lation, subsidization and privatization across all industries, from agricultural products to telecommunications.

          While economic and monetary convergence in the EU may offer new opportunities for those investing in the region, investors should be aware that the success of the EU is not wholly assured. Europe must grapple with a number of challenges, any one of which could threaten the survival of this monumental undertaking. Fifteen disparate economies must adjust to a unified monetary system, the absence of exchange rate flexibility, and the loss of economic sovereignty. Europe’s economies are diverse, its governments are decentralized, and its cultures differ widely. Unemployment is historically high and could pose political risk. One or more member countries might exit the union, placing the currency and banking system in jeopardy. Major issues currently facing the EU cover its membership, structure, procedures and policies; they include the adoption, abandonment or adjustment of the new constitutional treaty, the EU’s enlargement to the south and east, and resolving the EU’s problematic fiscal and democratic accountability. Efforts of the member states to continue to unify their economic and monetary policies may increase the potential for similarities in the movements of European markets and reduce the benefit of diversification within the region.

          The EU has been extending its influence to the east. It has accepted new members that were previously behind the Iron Curtain, and has plans to accept several more in the medium-term. For former Iron Curtain countries, membership serves as a strong political impetus to employ tight fiscal and monetary policies. Nevertheless, several entrants in recent years are former Soviet satellites and remain burdened to various extents by the inherited inefficiencies of centrally planned economies similar to that which existed under the old Soviet Union.

          Further expansion of EU membership has long-term economic benefits, but the remaining European countries are not viewed as currently suitable for membership. Also, as the EU continues to enlarge, the candidate countries’ accessions tend to grow more controversial.

          The EU has the largest economy in the world according to data compiled by the International Monetary Fund, and is expected to grow further over the next decade as more countries join. However, although the EU has set itself an objective to become “the world’s most dynamic and competitive economy” by the year 2010, it is now generally accepted that this target will not be met. The EU’s economic growth has been below that of the United States most years since 1990, and the economic performance of certain of its key members, including Germany and Italy, is a matter of serious concern to policy makers.

          Investing in euro-denominated securities entails risk of being exposed to a relatively new currency that may not fully reflect the strengths and weaknesses of the disparate economies that make up the EU. In addition, many European countries rely heavily upon export-dependent businesses and fluctuations in the exchange rate between the euro and the dollar can have either a positive or a negative effect upon corporate profits.

          Investment in Eastern Europe. Investing in the securities of Eastern European issuers is highly speculative and involves risks not usually associated with investing in the more developed markets of Western Europe.

B-18  Statement of Additional Information  ■  TIAA-CREF Funds

          Changes occurring in Eastern Europe today could have long-term potential consequences. These changes could result in rising standards of living, lower manufacturing costs, growing consumer spending and substantial economic growth. However, investment in most countries of Eastern Europe is highly speculative at this time.

          Recent political and economic reforms do not eliminate the possibility of a return to centrally planned economies and state-owned industries. Investments in Eastern European countries may involve risks of nationalization, expropriation and confiscatory taxation. In many of the countries of Eastern Europe, there is no stock exchange or formal market for securities. Such countries may also have government exchange controls, currencies with no recognizable market value relative to the established currencies of western market economies, little or no experience in trading in securities, no accounting or financial reporting standards, a lack of a banking and securities infrastructure to handle such trading and a legal tradition which does not recognize rights in private property.

          Further, the governments in such countries may require governmental or quasi-governmental authorities to act as a custodian of the Funds’ assets invested in such countries, and these authorities may not qualify as a foreign custodian under the 1940 Act and exemptive relief from such Act may be required. All of these considerations are among the factors that result in significant risks and uncertainties arising from investing in Eastern Europe.

          Investment in Russia. Along with the general risks of investing in emerging markets, investing in the Russian market is subject to significant risks due to the underdeveloped state of Russia’s banking system and its settlement, clearing and securities registration processes. In addition, there is a heightened risk of political corruption and weak and variable government oversight. Due to these risks, Advisors has determined not to purchase Russian securities directly through the Russian market. Instead, a Fund’s exposure to Russian securities will be obtained through investments in depositary receipts (see section on these below for more detail).

          Investment in Latin America. The political history of certain Latin American countries has been characterized by political, economic and social instability, intervention by the military in civilian and economic spheres, and political corruption. For investors, this has meant additional risk caused by periods of regional conflict, political corruption, totalitarianism, protectionist measures, nationalizations, hyperinflation, debt crises, sudden and large currency devaluation, and military intervention. However, there have been changes in this regard, particularly in the past decade. Democracy is beginning to become well established in some countries. A move to a more mature and accountable political environment is well under way. Domestic economies have been deregulated, privatization of state-owned companies has progressed, and foreign trade restrictions have been relaxed. Nonetheless, to the extent that events such as those listed above that increase the risk of investment in this region continue in the future, they could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and result in significant disruption in securities markets.

          Most Latin American countries have experienced, at one time or another, severe and persistent levels of inflation, including in some cases, hyperinflation. This has, in turn, led to high interest rates, extreme measures by governments to keep inflation in check, and a generally debilitating effect on economic growth. Although inflation in many countries has lessened, there is no guarantee it will remain at lower levels.

          Certain Latin American countries may experience sudden and large adjustments in their currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Latin American countries may impose restrictions on the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for many currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

          A number of Latin American countries are among the largest debtors of developing countries. Argentina’s bankruptcy in the early 2000’s and the resulting financial turmoil in its neighboring countries are just the latest chapters in Latin America’s long history of foreign debt and default. Almost all of the region’s economies have become highly dependent upon foreign credit and loans from external sources to fuel their state-sponsored economic plans. Government profligacy and ill-conceived plans for modernization have exhausted these resources with little benefit accruing to the economy and most countries have been forced to restructure their loans or risk default on their debt obligations. In addition, interest on the foreign debt and other loans is subject to market conditions and may reach levels that would impair economic activity and create a difficult and costly environment for borrowers. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.

          Investment in Japan. Government-industry cooperation, a strong work ethic, mastery of high technology, emphasis on education, and a comparatively small defense allocation helped Japan advance with extraordinary speed to become one of the largest economic powers along with the United States and the EU. Despite its impressive history, investors face special risks when investing in Japan.

          The Japanese economy languished for much of the 1990s, possibly due to a lack of effective governmental action in the areas of tax reform to reduce high tax rates, banking regulation to address enormous amounts of bad debt, and economic reforms to attempt to stimulate spending, but has recovered steadily since the early 2000s. Nonetheless, the yen has had a history of unpredictable and volatile movements against the U.S. dollar; a weakening yen hurts U.S. investors holding yen-denominated securities. Finally, the Japanese stock market has experienced wild swings in value over time and has often been considered significantly overvalued.

          Japan has historically depended on oil for most of its energy requirements. Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to

TIAA-CREF Funds  ■  Statement of Additional Information  B-19

reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. In addition, a restructuring of industry, with emphasis shifting from basic industries to processing and assembly type industries, has contributed to the reduction of oil consumption. However, there is no guarantee this favorable trend will continue.

          Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Because of the concentration of Japanese exports in highly visible products such as automobiles, machine tools, and semiconductors and the large trade surpluses ensuing therefrom, Japan has had difficult relations with its trading partners, particularly the United States. It is possible that trade sanctions or other protectionist measures could impact Japan adversely in both the short term and long term.

          Beginning in the late 1990s, the nation’s financial institutions were successfully overhauled under the strong leadership of the government. Banks, in particular, disposed of their huge overhang of bad loans and trimmed their balance sheets, and are now competing with foreign institutions as well as other types of financial institutions. The successful financial sector reform coincided with Japanese economic recovery, which set the stage for bright future outlook for Japanese companies. Many Japanese companies cut costs, took care of unfunded pension liabilities and wrote off impaired assets during the last few years. As the Japanese economy began to grow again, it achieved improved profitability and earnings growth.

          Investment in Asia Other Than Japan. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers and result in significant disruption in securities markets. The economies of many countries in the region are heavily dependent on international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners, principally, the United States, Japan, China and the EU.

          Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies and it would, as a result, be difficult for the Funds to engage in foreign currency transactions designed to protect the value of the Funds’ interests in securities denominated in such currencies.

          A number of Asian companies are highly dependent on foreign loans for their operation which could impose strict repayment term schedules and require significant economic and financial restructuring.

          Depositary Receipts. The Equity Funds can invest in American, European and Global Depositary Receipts (“ADRs,” “EDRs” and “GDRs,” respectively). They are alternatives to the purchase of the underlying securities in their national markets and currencies. Although their prices are quoted in U.S. dollars, they do not eliminate all the risks of foreign investing.

          ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. To the extent that a Fund acquires ADRs through banks which do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Fund would not become aware of, and be able to respond to, corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the national market system, including the NASDAQ Stock Market, Inc. (“NASDAQ”). The information available for ADRs is subject to the accounting auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

          EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

          Municipal Securities. The Tax-Exempt Bond Fund invests in “municipal securities.” The term “municipal securities” as used in the Prospectus and this SAI means debt obligations issued by, or on behalf of, state, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities or multi-state agencies or authorities, the interest from which debt obligations is, in the opinion of the issuer’s counsel, excluded from gross income for federal income tax purposes (but not necessarily exempt from federal alternative minimum tax (AMT) or from state or local taxes).

          Municipal securities generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal securities if, in the opinion of the issuer’s counsel, the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes. Interest on certain “private activity” bonds is subject to federal alternative minimum tax. Interest from private activity bonds is a tax preference item for the purposes of determining whether a taxpayer is subject to the AMT and the amount of AMT to be paid, if any.

          Opinions relating to the validity of municipal securities and to the exemption of interest on them from federal income taxes are rendered by bond counsel for each issuer at the time of issue. These opinions are generally based on covenants by the issuers or others regarding continuing compliance with the federal tax laws. In the event that the issuer fails to comply, the interest dis-

B-20  Statement of Additional Information  ■  TIAA-CREF Funds

tributions to shareholders may retroactively become federally taxable. Neither the Trust nor Advisors will review the proceedings relating to the issuance of municipal securities or the basis for opinions of issuer’s counsel.

          Municipal securities may be issued to finance life care facilities, which are an alternative form of long-term housing for the elderly that offer residents the independence of a condominium life style and, if needed, the comprehensive care of nursing home services. Bonds to finance these facilities have been issued by various state industrial development authorities. Because the bonds are secured only by the revenues of each facility and not by state or local government tax payments, they are subject to a wide variety of risks, including a drop in occupancy levels, the difficulty of maintaining adequate financial reserves to secure estimated actuarial liabilities, the possibility of regulatory cost restrictions applied to heath care delivery and competition from alternative health care of conventional housing facilities.

          Even though municipal securities are interest-bearing investments that promise a stable flow of income, their prices are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. The values of municipal securities with longer remaining maturities typically fluctuate more than those of similarly rated municipal securities with shorter remaining maturities. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities.

          Tax legislation in recent years has included several provisions that may affect the supply of, and the demand for, municipal securities, as well as the tax-exempt nature of interest paid on those securities. Neither the Trust nor Advisors can predict the effect of recent tax law changes upon the municipal obligation market, including the availability of instruments by a Fund. In addition, neither the Trust nor Advisors can predict whether additional legislation adversely affecting the municipal obligation market will be enacted in the future. Advisors monitors legislative developments and considers whether changes in the objective or policies of a Fund need to be made in response to those developments. If any laws are enacted that would reduce the availability of municipal securities for investment by the Tax-Exempt Bond Fund so as to affect the Fund’s shareholders adversely, the Trust will reevaluate the Fund’s investment objective and policies and might submit possible changes in the Fund’s structure to the Fund’s shareholders for their consideration. If legislation were enacted that would treat a type of municipal obligation as taxable for federal income tax purposes, the Trust would treat the security as a permissible taxable money market instrument for the Tax-Exempt Bond Fund within the applicable limits set forth in the Prospectus.

          Municipal Insurance. The Tax-Exempt Bond Fund may invest its assets in municipal bonds whose principal and interest payments are guaranteed by a private insurance company. This insurance may be: (1) purchased by the bond issuer at the time of issuance; (2) purchased by TIAA-CREF to guarantee specific bonds only while held by the fund; or (3) purchased by an investor after the bond has been issued to guarantee the bond until its maturity date.

          Municipal Leases. Municipal leases are municipal securities that may take the form of lease or an installment purchase con-

tract issued by the state and local governmental authorities to obtain funds to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, computer equipment and other capital assets. Interest payments on qualifying municipal leases are exempt from federal income taxes and state income taxes within the state of issuance. Although municipal lease obligations do not normally constitute general obligations of municipality, a lease obligation is ordinarily backed by the municipality’s agreement to make the payments due under the lease obligation. These obligations have evolved to make it possible for state and local government authorities to acquire property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal leases have special risks not normally associated with municipal securities. These securities frequently contain “non-appropriation” clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for those purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, municipal leases represent a type of financing that has not yet developed the depth of marketability associated with other municipal securities.

          Moreover, although municipal leases will be secured by the leased equipment, the disposition of the equipment in the event of foreclosure might prove to be difficult. The Tax-Exempt Bond Fund will not purchase lease obligations that contain non-appropriation clauses with an average life of five years or longer unless the lease obligation is rated investment grade by a nationally recognized rating organization.

          Municipal lease obligations may be deemed to be illiquid. In determining the liquidity and appropriate valuation of a municipal lease obligation, the following factors relating to the security are considered, among others: (1) the frequency of trades for the obligation; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades; and (5) the likelihood that the obligation will remain marketable based on the credit quality of the municipality or relevant obligor.

          Municipal leases will be considered illiquid securities unless the Board of Trustees determines on an ongoing basis that the leases are readily marketable.

          Municipal leases can be both rated and unrated. Rated leases that may be held by the Tax-Exempt Bond Fund include those rated investment grade at the time of investment or those issued by issuers whose senior debt is rated investment grade at the time of investment. The Tax-Exempt Bond Fund may acquire unrated issues that Advisors deems to be comparable in quality to rated issues in which the Fund is authorized to invest. A determination that an unrated lease obligation is comparable in quality to a rated lease obligation and that there is a reasonable likelihood that the lease will not be canceled will be subject to oversight and approval by the Board of Trustees.

          To limit the risks associated with municipal leases, the Tax-Exempt Bond Fund will not invest in municipal lease obligations that are deemed illiquid if such investments, together with all other illiquid investments, would exceed 15% of the Fund’s net assets.

TIAA-CREF Funds  ■  Statement of Additional Information  B-21

          Tobacco Related Bonds. The Tax-Exempt Bond Fund may invest in tobacco settlement related bonds.

          Because tobacco settlement bonds are backed by payments from the tobacco manufacturers, and generally not by the credit of the state or local governments issuing the bonds, their credit-worthiness depends on the ability of tobacco manufacturers to meet their obligations. A market share loss by the tobacco companies subject to the tobacco settlement could also cause a downward adjustment in the payment amounts. A participating manufacturer filing for bankruptcy also could cause delays or reductions in bond payments, which could affect the Fund’s net asset value.

          Tobacco manufacturers have been and continue to be subject to various legal claims. An adverse outcome to any tobacco litigation matters could adversely affect the payment streams associated with tobacco related bonds.

          Municipal Floating and Variable Rate Demand Instruments. Floating and variable rate demand bonds and notes are municipal securities ordinarily having stated maturities in excess of one year but which permit their holder to demand payment of principal at any time or at specified intervals. Variable rate demand notes include master demand notes, which are securities that permit the Tax-Exempt Bond Fund to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. These securities have interest rates that fluctuate from time to time and frequently are secured by letters of credit or credit support arrangements provided by banks.

          Use of letters of credit or credit support arrangements generally will not adversely affect the tax-exempt status of variable rate demand notes. Because they are direct lending arrangements between the lender and borrower, variable rate demand notes generally will not be traded and no established secondary market generally exists for them, although they are redeemable at face value. If variable rate demand notes are not secured by letters of credit or other credit support arrangements, the right to demand payment on them will be dependent on the ability of the borrower to pay principal and interest on demand. Each obligation purchased by the Tax-Exempt Bond Fund will meet the quality criteria established by Advisors for the purchase of municipal securities. Advisors considers on an ongoing basis the creditworthiness of the issuers of the floating and variable rate demand securities in the Fund’s portfolio.

          Participation Interests. A participation interest in a municipal security gives the purchaser an undivided interest in the municipal obligation in the proportion that the purchaser’s participation interest bears to the total principal amount of the municipal obligation. These instruments may have fixed, floating or variable rates of interest. If the participation interest is unrated, or has been given a rating below one that is otherwise permissible for purchase by the Tax-Exempt Bond Fund, the participation interest will backed by an irrevocable letter of credit or guarantee of a bank that Advisors has determined meets certain quality standards established by the Board of Trustees, or the payment obligation otherwise will be collateralized by U.S. Government Securities. The Tax-Exempt Bond Fund will have the right, with respect to certain participation interests, to demand payment, on a specified number of days’ notice, for all or any part of the Fund’s participation interest in the municipal obligation, plus accrued interest. The Tax-Exempt Bond Fund intends to exercise its right to demand payment only upon a default under the terms of the municipal obligation, or to maintain or improve the quality of its investment portfolio. The Tax-Exempt Bond Fund will invest no more than 5% of the value of its assets in participation interests.

          Municipal Obligation Components. The interest payments on municipal securities can be divided into two different and variable components, which together result in a fixed interest rate. Typically, the first of the components (the “Auction Component”) pays an interest rate that is reset periodically through an auction process, whereas the second of the components (the “Residual Component”) pays a residual interest rate based on the difference between the total interest paid by the issuer on the municipal obligation and the auction rate paid on the Auction Component. The components can be purchased separately. Because the interest rate paid to holders of Residual Components is generally determined by subtracting the interest rate paid to the holders of Auction Components from a fixed amount, the interest rate paid to Residual Component holders will decrease as the Auction Component’s rate increases and increase as the Auction Component’s rate decreases. Moreover, the extent of the increases and decreases in market value of Residual Components may be larger than comparable changes in the market value of an equal principal amount of a fixed rate municipal obligation have similar credit quality, redemption provisions and maturity.

          Municipal Custody Receipts. The Tax-Exempt Bond Fund also may acquire custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments, or both, on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits the securities in an irrevocable trust or custody account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the securities. Custody receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon municipal securities described above. Although under the terms of a custody receipt the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank those rights as may exist against the underlying issuers. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custody account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in recognition of any taxes paid.

          Other Investment Techniques and Opportunities. The Funds may take certain actions with respect to merger proposals, tender offers, conversion of equity-related securities and other investment opportunities with the objective of enhancing the port-

B-22  Statement of Additional Information  ■  TIAA-CREF Funds

folio’s overall return, regardless of how these actions may affect the weight of the particular securities in the Funds’ portfolios.

          Industry Concentration. With the exception of the Managed Allocation Fund and the Real Estate Securities Fund, none of the Funds will concentrate more than 25% of its total assets in any one industry. While the Managed Allocation Fund does not intend to concentrate its investments in any particular industry, the Fund may, through one or more of its underlying funds in which it invests, indirectly concentrate in a single industry. Currently, no underlying fund of the Managed Allocation Fund, other than the Real Estate Securities Fund, concentrates 25% or more of its total assets in any one industry.

          Portfolio Turnover. Generally, the transactions a Fund engages in are reflected in its portfolio turnover rate (although the Money Market Fund does not have a portfolio turnover rate). The rate of portfolio turnover is calculated by dividing the lesser of the amount of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund’s portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund and ultimately by the Fund’s shareholders. However, because portfolio turnover is not a limiting factor in determining whether or not to sell portfolio securities, a particular investment may be sold at any time, if investment judgment or account operations make a sale advisable.

          For the year ended September 30, 2009, the portfolio turnover of some of the Funds significantly changed from portfolio turnover rates in 2008 as a result of a variety of factors.

          The Large-Cap Growth Fund portfolio turnover rate increased to 269% for 2009 as compared with 192% for the same period in 2008. The increase in portfolio turnover reflects of a degree of portfolio repositioning intended to result in a larger proportion of holdings in stocks with higher perceived growth potential in order to enable the fund to benefit from improving economic and financial market conditions.

          The Mid-Cap Value Fund portfolio turnover rate, which remained at a low level in relation to industry peer group funds, increased to 57% for 2009 as compared with 41% for the same period in 2008. This increase in portfolio turnover represented a return to more normalized market environment and trading conditions during 2009. Conditions of heightened market volatility and reduced liquidity in the prior year resulted in lower portfolio turnover due to the portfolio management team’s efforts to limit frictional costs of trading during that period.

          The Mid-Cap Growth Fund portfolio turnover rate decreased to 80% for 2009 as compared with 111% for the same period in 2008. The decrease in portfolio turnover reflects the portfolio management team’s view that portfolio positions initiated in earlier periods in many cases continued to represent attractive values and required less frequent trading in order to benefit from changes in financial market conditions that occurred during 2009.

          The International Equity Fund portfolio turnover rate decreased to 118% for 2009 as compared with 204% for the same period in 2008. The decrease in portfolio turnover reflects a return to more normalized market conditions during 2009.

Turnover during the previous year was increased by a degree of repositioning within market sectors and also reflected increased shareholder purchase and redemption activity.

          The S&P 500 Index Fund portfolio turnover rate decreased to 5% for 2009 as compared with 14% for the same period in 2008, and the International Equity Index Fund portfolio turnover rate decreased to 31% for 2009 as compared with 45% for the same period in 2008. The decreases in portfolio turnover were attributable to lower rebalancing activity associated with the Funds’ benchmarks (the S&P 500 Index is the benchmark for the S&P 500 Index Fund and the MSCI EAFE Index is the benchmark for the International Equity Index Fund), in addition to less frequent use of ETFs as a means of investing excess cash balances.

          The Managed Allocation Fund portfolio turnover rate increased to 48% for 2009 as compared with 26% for the same period in 2008. This increase in portfolio turnover was due in part to higher redemption activity and due in part to continued volatile market conditions, which resulted in more frequent rebalancing among underlying funds held in the portfolio.

          A number of fixed-income Funds were also impacted by significant changes in turnover rates. The Bond Fund portfolio turnover rate increased to 173% for 2009 as compared with 113% for the same period in 2008, the Bond Plus Fund portfolio turnover rate increased to 143% in 2009 as compared with 92% for the same period in 2008, the Short-Term Bond Fund portfolio turnover rate increased to 173% in 2009 as compared with 102% for the same period in 2008, and the High Yield Bond Fund portfolio turnover rate increased to 79% for 2009 as compared with 59% for the same period in 2008. Following a period of heightened market volatility and reduced liquidity that existed for much of 2008, the increase in portfolio turnover for these fixed-income funds reflects a return to more normalized market conditions, greater liquidity, and increased issuance of corporate and U.S. Treasury bonds, which resulted in an increased number of opportunities to execute trades on attractive terms.

          Specifically, for the Bond Fund and Bond Plus Fund, the increase in turnover was also partly attributable to purchases of newly-issued corporate bonds and was also partly attributable to an increase in the level of mortgage dollar roll (“MDR”) positions. MDRs are bought and sold every month, which contributes to higher turnover rates. The increase in the portfolio turnover rate of the High Yield Bond Fund was also partly attributable to increased purchases of newly-issued high yield bonds.

          Finally, the Tax-Exempt Bond Fund portfolio turnover rate decreased to 28% for 2009 as compared with 50% for the same period in 2008. The decrease in portfolio turnover reflects the portfolio manager’s view that is was advantageous during much of the year to hold certain bonds until better value was reflected in municipal bond markets.

          Note that descriptions of the other Funds’ portfolio turnover rates are not included because either their portfolio turnover rates did not change significantly from 2008 to 2009 or they were not operational during these periods.

          The Funds do not have fixed policies on portfolio turnover, although, because a higher portfolio turnover rate will increase brokerage costs, Advisors will carefully weigh the added costs of short-term investment against the gains anticipated from such transactions. To the extent that the Funds have investors that

TIAA-CREF Funds  ■  Statement of Additional Information  B-23

are funds or pools managed by Advisors, transaction activity by these funds or pools may contribute to the Funds’ portfolio turnover rate and may increase the Funds’ brokerage costs.

DISCLOSURE OF PORTFOLIO HOLDINGS

          The Board has adopted policies and procedures reasonably designed to prevent selective disclosure of each Fund’s portfolio holdings to third parties, other than disclosures of Fund portfolio holdings that are consistent with the best interests of Fund shareholders. Fund holdings disclosure refers to sharing of positional information at the security or investment level either in dollars, shares, or as a percentage of the Fund’s market value. As a general rule, except as described below, the Funds and Advisors will not disclose the Funds’ portfolio holdings to third parties, except as of the end of a calendar month, and no earlier than 30 days after the end of the calendar month. The Fund may disclose its portfolio holdings to all third parties who request it after that period.

          However, with respect to the Money Market Fund, in compliance with SEC regulations, later in 2010, the Fund will begin to post on its website (www.tiaa-cref.org), the Fund’s portfolio holdings as of the last business day of each calendar month within five business days after the end of such month. Such postings will remain accessible on the Fund’s website for at least six calendar months.

          The Trust and Advisors may disclose the Funds’ portfolio holdings to third parties outside the time restrictions described above as follows:

•	The ten largest holdings of any Fund and all holdings of any fund of funds (like Managed Allocation Fund) may be disclosed to third parties ten days after the end of the calendar month.

•

Fund holdings in any particular security can be made available to stock exchanges, regulators or issuers, in each case subject to approval of Advisors’ Chief Compliance Officer or an attorney employed by Advisors holding the title of Vice President and Associate General Counsel or above.

•

Fund portfolio holdings can be made available to rating and ranking organizations (e.g., Morningstar) subject to a written confidentiality agreement between the recipient and Advisors that includes provisions restricting trading on the information provided.

•

Fund portfolio holdings can be made available to any other third party, as long as the recipient has a legitimate business need for the information and the disclosure of Fund portfolio holdings information to that third party is:

	•	approved by an individual holding the title of Funds Treasurer, Chief Investment Officer, Executive Vice President or above;

	•	approved by an individual holding the title of Vice President and Associate General Counsel or above; and

	•	subject to a written confidentiality agreement under which the third party agrees not to trade on the information provided.

•	As may be required by law or by the rules or regulations of the SEC or by the laws or regulations of a foreign jurisdiction in which the Funds invest.

          On an annual basis, the Boards of the respective Funds and of Advisors will receive a report on compliance with these portfolio holdings disclosure procedures, as well as a current copy of the procedures for the Boards’ review and approval and will identify any potential conflicts between Advisors’ interests and those of Fund shareholders in connection with these disclosures.

          Currently, the Funds have ongoing arrangements to disclose, in accordance with the time restrictions and other provisions of the Funds’ portfolio holdings disclosure policy, the portfolio holdings of the Funds to the following recipients: Lipper, a Reuters company; Morningstar, Inc.; Mellon Analytical Solutions; S&P; The Thomson Corporation; Adviser Consultant Network; Command Financial Press; and Bloomberg L.P. The Funds’ portfolio holdings are also disclosed on TIAA-CREF’s corporate website at www.tiaa-cref.org. Each of these entities receives portfolio holdings information on a monthly basis at least 30 days after the end of the most recent calendar month. No compensation was received by the Funds, Advisors or their affiliates as part of these arrangements to disclose portfolio holdings of the Funds.

          In addition, occasionally the Trust and Advisors disclose to certain broker-dealers a Fund’s portfolio holdings, in whole or in part, in order to assist the portfolio managers when they are determining the Fund’s portfolio management and trading strategies. These disclosures are done in accordance with the Funds’ portfolio holdings disclosure policy and are covered by confidentiality agreements. Disclosures of portfolio holdings information will be made to the Funds’ independent registered public accounting firm in connection with the preparation of public filings. Disclosure of portfolio holdings information, including current portfolio holdings information, may be made to counsel to the Funds or counsel to the Funds’ independent trustees in connection with periodic meetings of the Board of Trustees and otherwise from time to time in connection with the Funds’ operations. Also, State Street Bank and Trust Company, as the Funds’ custodian and fund accounting agent, receives a variety of confidential information (including portfolio holdings) in order to process, account for and safe keep the Funds’ assets.

          The entities to which the Funds voluntarily disclose portfolio holdings information are required, either by explicit agreement or by virtue of their respective duties to the Funds, to maintain the confidentiality of the information disclosed. There can be no assurance that the Funds’ policies and procedures regarding selective disclosure of the Funds’ holdings will protect the Funds from potential misuse of that information by individuals or entities to which it is disclosed.

          The Funds send summaries of their portfolio holdings to shareholders semiannually as part of the Funds’ annual and semiannual reports. Full portfolio holdings are also filed with the SEC, and can be accessed from the SEC’s website at www.sec.gov approximately 60 days after the end of each quarter (through Forms N-CSR and N-Q). You can request more frequent portfolio holdings information, subject to the Funds’ policy as stated above, by writing to the Funds at TIAA-CREF Funds, P.O. Box 4674, New York, N.Y. 10164.

B-24  Statement of Additional Information  ■  TIAA-CREF Funds

MANAGEMENT OF THE TRUST

THE BOARD OF TRUSTEES

          The Trust is governed by its Board, which oversees the Trust’s business and affairs. The Board delegates the day-to-day management of the Funds to Advisors and the officers of the Trust (see below).

          Board Leadership Structure and Related Matters

          The Board is comprised of ten trustees, all of whom are independent or disinterested, which means that they are not “interested persons” of the Funds as defined in Section 2(a)(19) of the 1940 Act (independent trustees). One of the independent trustees, Maceo K. Sloan, serves as the Chairman of the Board. The Chairman’s responsibilities include: coordinating with management in the preparation of the agenda for each meeting of the Board; presiding at all meetings of the Board; and serving as a liaison with other Trustees, the Trust’s officers and other management personnel, and counsel to the Independent Trustees. The Chairman performs such other duties as the Board may from time to time determine.

          The Board meets periodically to review, among other matters, the Funds’ activities, contractual arrangements with companies that provide services to the Funds and the performance of the Funds’ investment portfolios. The Board holds regularly scheduled in-person meetings and regularly scheduled meetings by telephone each year and may hold special meetings, as needed, either in person or by telephone, to address matters arising between regular meetings. During a portion of each regularly scheduled in-person meeting and, as the Board may determine, at its other meetings, the Board meets without management present.

          The Board has established a committee structure that includes six standing committees, each comprised solely of independent trustees and chaired by an independent trustee, as described below. The Board, with the assistance of its Nominating and Governance Committee, periodically evaluates its structure and composition as well as various aspects of its operations. The Board believes that its leadership and operating structure, which includes its committees and having an independent trustee in the position of Chairman of the Board and of each committee, provides for independent oversight of management and is appropriate for the Trust in light of, among other factors, the asset size and nature of the Trust and the Funds, the number of Funds overseen by the Board, the number of other funds overseen by the trustees as the trustees of other investment companies in the TIAA-CREF Fund Complex, the arrangements for the conduct of the Funds’ operations, the number of trustees, and the Board’s responsibilities.

          The Trust is part of the TIAA-CREF Fund Complex, which is comprised of the 49 funds within the Trust (including the TIAA-CREF Lifecycle Funds and the TIAA-CREF Lifecycle Index Funds), the 10 series of the TIAA-CREF Life Funds (“TCLF”), the 8 Accounts within CREF and the single portfolio within TIAA Separate Account VA-1 (“VA-1”). The same persons who constitute the Board also constitute, and Mr. Sloan also serves as the Chairman of, the respective boards of trustees of CREF and TCLF and the management committee of VA-1.

          Qualifications of Trustees

          The Board believes that each of the trustees is qualified to serve as a trustee of the Trust based on a review of the experience, qualifications, attributes or skills of each Trustee. The Board bases this view on its consideration of a variety of criteria, no single one of which is controlling. Generally, the Board looks for: character and integrity; ability to review critically, evaluate, question and discuss information provided and exercise effective business judgment in protecting shareholder interests; and willingness and ability to commit the time necessary to perform the duties of trustee. Each trustee’s ability to perform his or her duties effectively is evidenced by his or her experience in one or more of the following fields: management, consulting, and/or board experience in the investment management industry; academic positions in relevant fields; management, consulting, and/or board experience with public companies in other fields, non-profit entities or other organizations; educational background and professional training; and experience as a trustee of the Trust and other funds in the TIAA-CREF Fund Complex.

          Information indicating certain of the specific experience and relevant qualifications, attributes and skills of each trustee relevant to the Board’s belief that the trustee should serve in this capacity is provided in the table below. The table includes, for each trustee, positions held with the Trust, length of office and time served, and principal occupations in the last five years. The table also includes the number of portfolios in the fund complex overseen by each trustee and certain directorships held by each of them in the last five years.

          Risk Oversight

          Day-to-day management of the various risks relating to the administration and operation of the Trust and the Funds is the responsibility of management, which includes professional risk management staff. The Board oversees this risk management function consistent with and as part of its oversight responsibility. The Board performs this risk management oversight directly and, as to certain matters, through its committees (which are described below). The following provides an overview of the principal, but not all, aspects of the Board’s oversight of risk management for the Trust and the Funds. The Board recognizes that it is not possible to identify all of the risks that may affect the Trust and the Funds or to develop procedures or controls that eliminate the Trust’s and the Funds’ exposure to all of these risks.

          In general, a Fund’s risks include, among others, market risk, credit risk, liquidity risk, valuation risk, operational risk, reputational risk, and regulatory compliance risk. The Board has adopted, and periodically reviews, policies and procedures designed to address these and other risks to the Trust and the Funds. In addition, under the general oversight of the Board, Advisors, the investment man-

TIAA-CREF Funds  ■  Statement of Additional Information  B-25

ager and administrator for each Fund, and other service providers to the Funds have themselves adopted a variety of policies, procedures and controls designed to address particular risks to the Funds. Different processes, procedures and controls are employed with respect to different types of risks.

          The Board also oversees risk management for the Trust and the Funds through receipt and review by the Board or its committee(s) of regular and special reports, presentations and other information from officers of the Trust and other persons, including from the Chief Risk Officer or other senior risk management personnel for Advisors and its affiliates. Senior officers of the Trust, senior officers of Advisors and its affiliates (collectively, “TIAA-CREF”), and the Funds’ Chief Compliance Officer (“CCO”) regularly report to the Board and/or one or more of the Board’s standing committees on a range of matters, including those relating to risk management. The Board also regularly receives reports, presentations and other information from Advisors with respect to the investments and securities trading of the Funds. At least annually, the Board receives a report from the Funds’ CCO regarding the effectiveness of the Funds’ compliance program. Also, on an annual basis, the Board receives reports, presentations and other information from TIAA-CREF in connection with the Board’s consideration of the renewal of each of the Trust’s investment management agreements with Advisors and the Trust’s distribution plans under Rule 12b-1 under the 1940 Act.

          Senior officers of the Trust and senior officers of TIAA-CREF also report regularly to the Audit and Compliance Committee on the Trust’s internal controls and accounting and financial reporting policies and practices. The Funds’ CCO reports regularly to the Audit and Compliance Committee on compliance matters, and the TIAA-CREF Chief Auditor reports regularly to the Audit and Compliance Committee regarding internal audit matters. In addition, the Audit and Compliance Committee receives regular reports from the Trust’s independent registered public accounting firm on internal control and financial reporting matters.

          The Operations Committee receives regular reports, presentations and other information from Trust officers and from Fund management personnel regarding valuation and other operational matters. In addition to regular reports, presentations and other information from Advisors and other TIAA-CREF personnel, the Operations Committee receives reports, presentations and other information regarding other service providers to the Trust, either directly or through the Trust’s officers, other TIAA-CREF personnel or the Funds’ CCO, on a periodic or regular basis.

          The Investment Committee regularly receives reports, presentations and other information from Advisors with respect to the investments, securities trading and other portfolio management aspects of the Funds. The Corporate Governance and Social Responsibility Committee regularly receives reports, presentations, and other information from Advisors regarding the voting of proxies of the Funds’ portfolio companies.

DISINTERESTED TRUSTEES

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Other Relevant Experience and Qualifications During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Forrest Berkley c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 4/25/54	Trustee	Indefinite term. Trustee since 2006.	Retired Partner (since 2006); Partner (1990-2005) and Head of Global Product Management (2003-2006), GMO (formerly, Grantham, Mayo, Van Otterloo & Co.) (investment management); and member of asset allocation portfolio management team, GMO (2003-2005). Mr. Berkley has particular experience in investment management, global operations, finance, as well as experience with non-profit organizations and foundations.	68

Director of GMO; Director and member of the Investment Committee, the Maine Coast Heritage Trust; Investment Committee Member, Gulf of Maine Research Institute, Maine Community Foundation and Carnegie Endowment for International Peace; Director, Appalachian Mountain Club and the Butler Conservation Fund, Inc.; and Former Director and Member of the Investment Committee of the Boston Athenaeum.

Nancy A. Eckl c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/06/62	Trustee	Indefinite term. Trustee since 2007.	Former Vice President (1990-2006), American Beacon Advisors, Inc., and Vice President of certain funds advised by American Beacon Advisors, Inc. Ms. Eckl has particular experience in investment management, mutual funds, pension plan management, finance, accounting and operations. Ms. Eckl serves as the audit committee financial expert and is licensed as a certified public accountant in the State of Texas.	68

Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend & Income Fund, Inc. and Member of the Board of Managers of Lazard Alternative Strategies Fund, LLC.

B-26  Statement of Additional Information  ■  TIAA-CREF Funds

DISINTERESTED TRUSTEES (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Other Relevant Experience and Qualifications During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

Eugene Flood, Jr. c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/31/55	Trustee	Indefinite term. Trustee since 2005.	President and Chief Executive Officer (since 2000) and a Director (since 1994) of Smith Breeden Associates, Inc. (investment adviser). Dr. Flood has particular experience in investment management, operations and organizational management and development, as well as experience on educational and other non-profit boards..	68	Director, Smith Breaden Associates, Inc. (investment adviser).

Michael A. Forrester c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/67	Trustee	Indefinite term. Trustee since 2007.	Chief Operating Officer (since 2007) of Copper Rock Capital Partners, LLC (investment adviser). Chief Operating Officer, DDJ Capital Management (2003-2006); and Executive Vice President (2000-2002); Senior Vice President (1995-2000); and Vice President (1992-1995), Fidelity Investments. Mr. Forrester has particular experience in investment management, institutional marketing and product development, operations management, alternative investments and experience with non-profit organizations.	68	Director, Copper Rock Capital Partners, LLC (investment adviser).

Howell E. Jackson c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/4/54	Trustee	Indefinite term. Trustee since 2005.	James S. Reid, Jr. Professor of Law (since 2004), Acting Dean (2009), Vice Dean for Budget (2003-2006) and on the faculty (since 1989) of Harvard Law School. Professor Jackson has particular experience in law, including the federal securities laws, consumer protection, finance, pensions and social security, and organizational management and education.	68	None

Nancy L. Jacob c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 1/15/43	Trustee	Indefinite term. Trustee since 2001.	President and Founder (since 2006) of NLJ Advisors, Inc. (investment adviser). President and Managing Principal, Windermere Investment Associates (1997- 2006); Chairman and Chief Executive Officer, CTC Consulting, Inc. (1994-1997); and Executive Vice President, U.S. Trust Company of the Pacific Northwest (1993-1997). Dr. Jacob has particular experience in education, finance, economics, private wealth management, investment management and related services.	68	Former Director and Chairman of the Investment Committee of the Okabena Company (financial services).

Bridget A. Macaskill c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 8/5/48	Trustee	One-year term. Trustee since 2003.

Chief Executive Officer (since 2010), President and Chief Operating Officer of First Eagle Investment Management, LLC (since 2009). Formerly, Principal and Founder BAM Consulting LLC (2003–2009); Independent Consultant for Merrill Lynch (2003–2009); Chairman, Oppenheimer Funds, Inc. (2000–2001), and Chief Executive Officer (1995–2001), President (1991–2000), and Chief Operating Officer (1989–1995) of that firm.

Ms. Macaskill has particular experience in investment management, finance, marketing, global operations management and organizational development, as well as experience on educational and other non-profit boards.

				68

Director, Prudential plc, Arnhold and S. Bleichroeder Holdings; First Eagle Investment Management; Governor’s Committee on Scholastic Achievement, William T. Grant Foundation; American Legacy Foundation (Investment Committee); University of Edinburgh (Campaign Board); and the North Shore Land Alliance. Former Director, J. Sainsbury plc, International Advisory Board, British-American Business Council, Scottish and Newcastle plc (brewer), and Federal Mortgage National Association (Fannie Mae).

TIAA-CREF Funds  ■  Statement of Additional Information  B-27

DISINTERESTED TRUSTEES (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Other Relevant Experience and Qualifications During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustees

James M. Poterba c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 7/13/58	Trustee	Indefinite term as Trustee. Trustee since 2006.	President and Chief Executive Officer, National Bureau of Economic Research (since 2008); Mitsui Professor of Economics (since 1996), Head (2006-2008) and Associate Head (1994-2000 and 2001-2006) Economics Department, Massachusetts Institute of Technology (MIT). Formerly, Program Director, National Bureau of Economic Research (1990-2008). Professor Poterba has particular experience in education, economics, finance, tax, and organizational development.	68	Director, The Alfred P. Sloan Foundation; and National Bureau of Economic Research. Former Director, The Jeffrey Company and Jeflion Company (unregistered investment companies).

Maceo K. Sloan c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 10/18/49	Chairman of the Board and Trustee	Indefinite term as Trustee; Chairman for term ending June 30, 2012. Chairman since 2009. Trustee since 2001.	Chairman, President and Chief Executive Officer, Sloan Financial Group, Inc. (since 1991); Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Management Group, Inc. (since I1991); and Chairman, Chief Executive Officer and Chief Investment Officer, NCM Capital Advisers Inc. (since 2003); and Chairman, President and Principal Executive Officer, NCM Capital Investment Trust (since 2007). Mr. Sloan has particular experience in investment management, finance and organizational development.	68	Director, SCANA Corporation (energy holding company); and NCM Capital Investment Trust. Former Director, M&F Bancorp, Inc.

Laura T. Starks c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 2/17/50	Trustee	Indefinite term. Trustee since 2006.

Chairman, Department of Finance, the Charles E. and Sarah M. Seay Regents Chair in Finance (since 2002), and Director, AIM Investment Center, McCombs School of Business, University of Texas at Austin (since 2000); Professor, University of Texas at Austin (since 1987). Associate Dean for Research (2001-2002) and Associate Director of Research (2000-2003), the Center for International Business Education and Research, University of Texas at Austin and Director of the Bureau of Business Research, University of Texas at Austin (2001-2002).

Dr. Starks has particular experience in education, finance, mutual funds and retirement systems.

				68	Governing Council, Independent Directors Council (mutual funds). Former Director, USAA Mutual Funds.

OFFICERS

          The table below includes certain information about the officers of the Trust, including positions held with the Trust, length of office and time served, and principal occupations in the last five years.

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Other Relevant Experience During Past 5 Years

Marvin W. Adams TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/16/57	Executive Vice President	One-year term. Executive Vice President since 2010.

Executive Vice President of Shared Services (since 2010) and Technology & Operations (2010) of Teachers Insurance and Annuity Association of America (“TIAA”), Teachers Advisors, Inc. (“Advisors”) and TIAA-CREF Investment Management, LLC (“Investment Management”), and Executive Vice President of the TIAA-CREF Funds, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since 2010); President, Fidelity Shared Services, Fidelity Investments (2007-2009); Chief Information Officer and CIO Council Head, Citigroup (2006-2007); Senior Vice President of Corporate Strategy and Chief Information Officer, Ford Motor Company (2000-2006); Executive Vice President and Chief Information Officer, Bank One Corporation (1994-2000); and Head of Worldwide Engineering Systems, Xerox (1991-1994).

B-28  Statement of Additional Information  ■  TIAA-CREF Funds

OFFICERS (continued)

Name, Address and Date of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) and Other Relevant Experience During Past 5 Years

Brandon Becker TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/19/54	Executive Vice President and Chief Legal Officer	One-year term. Executive Vice President and Chief Legal Officer since 2009.

Executive Vice President and Chief Legal Officer of TIAA and the TIAA-CREF Fund Complex (since 2009). Formerly, Partner, Wilmer Cutler Pickering Hale & Dorr LLP (1996-2009), Special Advisor to the Chairman for International Derivatives (1995-1996), Securities and Exchange Commission; and Director, Division of Market Regulation (1993-1995), Securities and Exchange Commission.

Richard S. Biegen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/08/62	Chief Compliance Officer	One-year term. Chief Compliance Officer since 2008.

Chief Compliance Officer of TIAA Separate Account VA-3 (since 2008); and Chief Compliance Officer of the TIAA-CREF Fund Complex; Vice President, Senior Compliance Officer of Asset Management Compliance of TIAA and Chief Compliance Officer of Investment Management (since 2008). Formerly, Chief Compliance Officer of Advisors (2008); Managing Director/Director of Global Compliance, AIG Investments (2000-2008); Senior Vice President/Group Head, Regulatory Oversight Group, Scudder Kemper Investments, Inc. (1998-2000); Chief Compliance Officer/Vice President, Legal Department, Salomon Brothers Asset Management, Inc. (1997-1998); Assistant General Counsel/Director, Securities Law Compliance, The Prudential Insurance Company of America (1994-1997); Staff Attorney, Division of Enforcement, U.S. Securities and Exchange Commission (1988-1994); and Staff Attorney New York Office of Special Prosecutor (Howard Beach case) (1987-1988).

Scott C. Evans TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/11/59	President and Principal Executive Officer	One-year term. President and Principal Executive Officer since 2007.

President and Principal Executive Officer of the TIAA-CREF Funds and the TIAA-CREF Life Funds (since 2007); Executive Vice President (since 1997) of the CREF and TIAA Separate Account VA-1; Executive Vice President, Investments, Research Institute & Strategy (since 2009) and Executive Vice President, Head of Asset Management (2006-2009), and Executive Vice President and Chief Investment Officer (2005) of TIAA. Director of Advisors (since 2004), President and Chief Executive Officer of Investment Management and Advisors and Manager of TCIM (since 2004), Manager of TIAA Realty Capital Management, LLC (2004-2006), and Chief Investment Officer of TIAA (2004-2006); Director of TIAA-CREF Life Insurance Company (1997-2006), and Director of Teachers Personal Investors Services, Inc. (“TPIS”) (2006-2008).

Phillip G. Goff TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 11/22/63	Principal Financial Officer, Principal Accounting Officer and Treasurer	One-year term. Principal Financial Officer, Principal Accounting Officer and Treasurer since 2007.

Treasurer of CREF and TIAA Separate Account VA-1 (since 2008); and Principal Financial Officer, Principal Accounting Officer and Treasurer of the TIAA-CREF Funds and TIAA-CREF Life Funds (since 2007) and of TIAA Separate Account VA-1 (since 2009). Formerly, Chief Financial Officer, Van Kampen Funds (2005-2006); and Vice President and Chief Financial Officer, Enterprise Capital Management and the Enterprise Group of Funds (1995-2005).

Stephen Gruppo TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/25/59	Executive Vice President abd Head of Risk Management	One-year term. Executive Vice President since 2009.

Executive Vice President, Head of Risk Management of TIAA, Executive Vice President of the TIAA-CREF Fund Complex (since 2009) and Executive Vice President, Risk Management of Advisors and Investment Management (since 2009), Senior Managing Director Acting Head of Risk Management of TIAA and Senior Managing Director of the TIAA-CREF Fund Complex (2008-2009), Senior Managing Director of Advisors and Investment Management (2008-2009); Senior Managing Director, Chief Credit Risk Officer (2004-2008) of TIAA. Director, TIAA-CREF Life Insurance Company (2006-2008), Director, TPIS, Advisors and Investment Management (2008), Head of Risk Management of Advisors and Investment Management (2005-2006). Senior Vice President, Risk Management Department, Lehman Brothers (1996-2004).

William Mostyn III TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 1/18/48	Vice President and Corporate Secretary	One year term. Vice President and Corporate Secretary since 2008.

Vice President and Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since 2008). Deputy General Counsel and Corporate Secretary, Bank of America (2005-2008); and Deputy General Counsel, Secretary and Chief Governance Officer, The Gillette Company (2000-2005).

Dermot J. O’Brien TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/13/66	Executive Vice President	One-year term. Executive Vice President since 2003.

Executive Vice President, Human Resources (since 2010; 2005-2007) and Executive Vice President of Human Resources and Corporate Services (2007-2010) of TIAA, Executive Vice President of the TIAA-CREF Fund Complex (since 2003). Director, TIAA-CREF Life Insurance Company (2003-2006); First Vice President and Head of Human Resources, International Private Client Division, Merrill Lynch & Co. (1999-2003); and Vice President and Head of Human Resources, Japan Morgan Stanley (1998-1999).

Edward D. Van Dolsen TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 4/21/58	Executive Vice President	One-year term. Executive Vice President since 2006.

Executive Vice President and Chief Operating Officer (since 2010); Executive Vice President, Product Development and Management (2009-2010); Executive Vice President, Institutional Client Services (2006-2009), and Executive Vice President, Product Management (2005-2006) of TIAA, and Executive Vice President of the TIAA Fund Complex (since 2008), Executive Vice President, Institutional Client Services (2006-2008); Director of TCT Holdings, Inc. (since 2007), Executive Vice President of TIAA-CREF Enterprises, Inc. and Manager, President and CEO, TIAA-CREF Redwood, LLC (since 2006). Director of Tuition Financing (2008-2009); Senior Vice President, Pension Products (2003-2006) and Vice President, Support Services (1998-2003) of TIAA and the TIAA-CREF Fund Complex.

Constance K. Weaver TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 9/26/52	Executive Vice President	One-year term. Executive Vice President since 2010.

Executive Vice President, Chief Marketing and Communications Officer of TIAA and Executive Vice President of the TIAA-CREF Fund Complex (since 2010); Senior Vice President, The Hartford Financial Services Group, Inc. (2008-2010); Executive Vice President and Chief Marketing Officer, BearingPoint (2005-2008); Executive Vice President, Public Relations, Marketing and Brand and, previously, Vice President of Investor Relations at AT&T (1996-2005).

TIAA-CREF Funds  ■  Statement of Additional Information  B-29

EQUITY OWNERSHIP OF THE TRUSTEES

          The following chart includes information relating to equity securities that are beneficially owned by the trustees of the Trust in the Funds and in the same “family of investment companies” as the Funds, as of December 31, 2009. At that time, the Funds’ family of investment companies included the Funds (except for the Emerging Markets Equity and Emerging Markets Equity Index Funds) and all of the other series of the Trust (including the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds), CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1.

DISINTERESTED TRUSTEES

Name of Trustee	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Forrest Berkley	Over $100,000	Over $100,000
Nancy A. Eckl	$10,001 - $50,000	Over $100,000
Eugene Flood, Jr.	Over $100,000	Over $100,000
Michael A. Forrester	None	Over $100,000
Howell E. Jackson	$50,001 - $100,000	Over $100,000
Nancy L. Jacob	$10,001 - $50,000	Over $100,000
Bridget Macaskill	Over $100,000	Over $100,000
James M. Poterba	None	Over $100,000
Maceo K. Sloan	None	Over $100,000
Laura T. Starks	None	Over $100,000

TRUSTEE AND OFFICER COMPENSATION

          The following table shows the compensation from the Trust and the TIAA-CREF Fund Complex received by each non-officer trustee for the fiscal year ended September 30, 2009. The Trust’s officers received no compensation from the Trust during the fiscal year ended September 30, 2009. For purposes of this chart, the TIAA-CREF Fund Complex consists of: CREF, TIAA Separate Account VA-1, TIAA-CREF Life Funds and the Trust (including the TIAA-CREF Lifecycle Funds and TIAA-CREF Lifecycle Index Funds), each a registered investment company. Note that the chart does not reflect any compensation for the trustees’ services to the Emerging Markets Equity Fund and Emerging Markets Equity Index Funds because these Funds are newly operational.

DISINTERESTED TRUSTEES

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Total Compensation Paid From TIAA-CREF Fund Complex

Forrest Berkley *	$12,646.58	$7,903.86	$195,000
Nancy A. Eckl	$15,169.83	$7,903.86	$218,750
Eugene Flood, Jr.	$13,715.98	$7,903.86	$205,000
Michael A. Forrester	$14,232.89	$7,903.86	$210,000
Howell E. Jackson	$16,069.11	$7,903.86	$227,500
Nancy L. Jacob	$17,485.26	$7,903.86	$241,250
Bridget Macaskill	$12,005.45	$7,903.86	$189,000
James M. Poterba *	$16,869.29	$7,903.86	$235,000
Maceo K. Sloan *	$19,276.22	$7,903.86	$257,500
Laura T. Starks	$16,618.17	$7,903.86	$232,500
Total:	$154,090.59	$79,038.59	$2,211,500

*

This compensation, or a portion of it, was not actually paid based on the prior elections of Messrs. Berkley, Poterba and Sloan to defer receipt of payment in accordance with the provisions of a deferred compensation plan for non-officer trustees described below. For the fiscal year ended September 30, 2009, Mr. Berkley elected to defer $172,835, Mr. Poterba elected to defer $22,935 and Mr. Sloan elected to defer $206,855 of total compensation from the TIAA-CREF Fund Complex.

B-30  Statement of Additional Information  ■  TIAA-CREF Funds

          The Board has approved trustee compensation at the following currently effective rates: an annual retainer of $100,000; an annual long-term compensation contribution of $75,000; an annual committee chair fee of $16,000 ($20,000 for the chairs of the Operations and Audit and Compliance Committees); an annual Board chair fee of $50,000; and an annual committee retainer of $16,000 ($21,000 for the Operations and Audit and Compliance Committees). The chair and members of the Executive Committee do not receive fees for service on that committee. The trustees may also receive special or ad hoc Board or Committee fees of $2,500 per meeting. Trustee compensation reflects service to all of the investment companies within the TIAA-CREF Fund Complex and is prorated to those companies based upon assets under management. The level of compensation is evaluated regularly and is based on a study of compensation at comparable companies, the time and responsibilities required of the trustees, and the need to attract and retain well-qualified Board members.

          The Funds have a long-term compensation plan for non-officer trustees. Currently, under this unfunded plan, annual contributions equal to $75,000 are allocated to notional investments in TIAA-CREF products (like TIAA or CREF annuities and/or certain Funds) selected by each trustee. After the trustee leaves the Board, benefits will be paid in a lump sum or in annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The Board may waive the mandatory retirement policy for the trustees, which would delay the commencement of benefit payments until after the trustee eventually retires from the Board. Pursuant to a separate deferred compensation plan, non-officer trustees also have the option to defer payments of their basic retainer, additional retainers and/or meeting fees and allocate those amounts to notional investments in TIAA-CREF products (like TIAA or CREF annuities and/or certain Funds) selected by each trustee. Benefits under that plan are also paid in a lump sum or annual installments over 5, 10, 15 or 20 years, as requested by the trustee. The compensation table above does not reflect any payments under the long-term compensation plan.

BOARD COMMITTEES

          The Board of Trustees has appointed the following standing committees, each with specific responsibilities for aspects of the Trust’s operations:

(1)

An Audit and Compliance Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities relating to financial reporting, internal controls and certain compliance matters. The Audit and Compliance Committee is charged with approving the appointment, compensation, retention (or termination) and oversight of the work of the Funds’ independent registered public accounting firm. The Audit and Compliance Committee has adopted a written charter that is available upon request. During the fiscal year ended September 30, 2009, the Audit and Compliance Committee held seven meetings. The current members of the Audit and Compliance Committee are Ms. Eckl (chair), Mr. Berkley, Prof. Poterba and Mr. Sloan. Ms. Eckl has been designated the audit committee financial expert.

(2)

An Investment Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for the Trust’s investments. During the fiscal year ended September 30, 2009, the Investment Committee held five meetings. The current members of the Investment Committee are Dr. Flood (chair), Mr. Berkley, Dr. Jacob, Ms. Macaskill, Prof. Poterba and Mr. Sloan.

(3)

A Corporate Governance and Social Responsibility Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for corporate social responsibility and corporate governance issues, including the voting of proxies of portfolio companies of the Trust and the initiation of appropriate shareholder resolutions. During the fiscal year ended September 30, 2009, the Corporate Governance and Social Responsibility Committee held ten meetings. The current members of the Corporate Governance and Social Responsibility Committee are Prof. Poterba (chair), Mr. Forrester, Prof. Jackson and Dr. Starks. (4) An Executive Committee, consisting solely of independent trustees, which generally is vested with full board powers between Board meetings on matters that arise between Board meetings. During the fiscal year ended September 30, 2009, the Executive Committee held one meeting. The current members of the Executive Committee are Mr. Sloan (chair), Ms. Eckl, Prof. Jackson and Dr. Jacob.

(5)

A Nominating and Governance Committee, consisting solely of independent trustees, which nominates certain Trust officers and the members of the standing committees of the Board, and recommends candidates for election as trustees. During the fiscal year ended September 30, 2009, the Nominating and Governance Committee held seven meetings. The current members of the Nominating and Governance Committee are Dr. Jacob (chair), Ms. Eckl, Mr. Sloan and Dr. Starks.

(6)

An Operations Committee, consisting solely of independent trustees, which assists the Board in fulfilling its oversight responsibilities for operational matters of the Trust, including oversight of contracts with third party service providers and certain legal, compliance, finance, sales and marketing matters. During the fiscal year ended September 30, 2009, the Operations Committee held seven meetings. The current members of the Operations Committee are Prof. Jackson (chair), Dr. Flood, Mr. Forrester, Dr. Jacob, Ms. Macaskill and Dr. Starks.

          Note that none of the Board Committees noted above have had any meetings with respect to the new Emerging Markets Equity and Emerging Markets Equity Index Funds during the year ended September 30, 2009, because these Funds are newly operational.

          Investors can recommend, and the Nominating and Governance Committee will consider, nominees for election as trustees by providing potential nominee names and background information to the Secretary of the TIAA-CREF Funds. The Secretary’s address is: Office of the Corporate Secretary, 730 Third Avenue, New York, New York 10017-3206 or trustees@tiaa-cref.org.

TIAA-CREF Funds  ■  Statement of Additional Information  B-31

PROXY VOTING POLICIES

          The Trust has adopted policies and procedures to govern the Funds’ voting of proxies of portfolio companies. The Trust seeks to use proxy voting as a tool to promote positive returns for long-term shareholders. The Trust believes that sound corporate governance practices and responsible corporate behavior create the framework from which public companies can be managed in the long-term interests of shareholders.

          As a general matter, the Trust’s Board has delegated to Advisors responsibility for voting proxies of the Funds’ portfolio companies in accordance with the Trust’s Board approved guidelines developed and established by the Corporate Governance and Social Responsibility Committee. Guidelines for voting proxy proposals are articulated in the TIAA-CREF Policy Statement on Corporate Governance, attached as an Appendix to this SAI.

          Advisors has a dedicated team of professionals responsible for reviewing and voting proxies. In analyzing a proposal, in addition to exercising their professional judgment, these professionals utilize various sources of information to enhance their ability to evaluate the proposal. These sources may include research from third party proxy advisory firms and other corporate governance-focused organizations, consultants, and TIAA-CREF investment professionals. Based on their analysis of proposals and guided by the TIAA-CREF Policy Statement on Corporate Governance, these professionals then vote in a manner intended solely to advance the best interests of the Funds’ shareholders. Occasionally, when a proposal relates to issues not addressed in the TIAA-CREF Policy Statement on Corporate Governance, Advisors may seek guidance from the Corporate Governance and Social Responsibility Committee.

          The Trust and Advisors believe that they have implemented policies, procedures and processes designed to prevent conflicts of interest from influencing proxy voting decisions. These include

(i) oversight by the Corporate Governance and Social Responsibility Committee; (ii) a clear separation of proxy voting functions from external client relationship and sales functions; and (iii) the active monitoring of required annual disclosures of potential conflicts of interest by individuals who have direct roles in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professionals, or trustees or senior executives of the Trust, Advisors or Advisors’ affiliates) by Advisors’ legal and compliance professionals.

          There could be rare instances in which an individual who has a direct role in executing or influencing the Funds’ proxy voting (e.g., Advisors’ proxy voting professional, or a trustee or senior executive of the Trust, Advisors or Advisors’ affiliates), is either a director or executive of a portfolio company or may have some other association with a portfolio company. In such cases, this individual is required to recuse himself or herself from all decisions related to proxy voting for that portfolio company.

          In order to ensure that proxy voting is aligned with the investment objective of the Social Choice Equity Fund, the Trust has adopted special proxy voting policies for that Fund. Shares of the companies held in the Social Choice Equity Fund will be voted consistent with the social criteria (or screens) considered by the Fund in selecting companies for inclusion in its portfolio. In cases where Advisors’ is asked to vote on social matters that are not covered under the Fund’s screens, Advisors will cast such votes in accordance with the policies and procedures described in TIAA-CREF’s Policy Statement on Corporate Governance. If the matter is not covered there, Advisors may seek guidance on how to vote from the Corporate Governance and Social Responsibility Committee.

          A record of all proxy votes cast for the Funds for the twelvemonth period ended June 30, 2010, can be obtained, free of charge, at www.tiaa-cref.org, and on the SEC’s website at www.sec.gov.

B-32  Statement of Additional Information  ■  TIAA-CREF Funds

PRINCIPAL HOLDERS OF SECURITIES

          As of July 9, 2010, the following investors were known to hold beneficially or of record 5% or more of the outstanding shares of any class of a Fund:

Fund/Class	Percentage of Holding	Shares

Charles Schwab & Co Inc
Attn: Mutual Funds
101 Montgomery St
San Francisco, CA 94104-4151
Social Choice Equity Fund – Retail Class	18.84%	3,401,808.520
High-Yield Fund – Retail Class	10.41%	1,579,640.233
Mid-Cap Value Fund – Institutional Class	10.85%	2,366,476.518
Social Choice Equity Fund – Institutional Class	12.95%	2,998,418.509

Hans L Erickson
1120 Byron St
Palo Alto, CA 94301-3210
Bond Index Fund – Retail Class	8.22%	24,423.488

ING National Trust
One Orange Way, B3N
Windsor, CT 06095-4773
Small-Cap Blend Index Fund – Institutional Class	8.81%	2,197,383.364
International Equity Index Fund – Institutional Class	13.73%	6,962,210.801
Equity Index Fund – Institutional Class	9.25%	13,156,050.703
Social Choice Equity Fund – Institutional Class	7.98%	1,847,953.360

JPMorgan Chase Bank Na FBO
TIAA-CREF Trust Co As Cust For IRA Clients
Attn: DC Plan Service Team
1 New York Plz Fl 17
New York, NY 10004-1949
Growth & Income Fund – Retirement Class	23.93%	17,551,287.742
Social Choice Equity Fund – Retirement Class	31.85%	14,041,408.135
International Equity Fund – Retirement Class	16.18%	20,247,989.586
Large-Cap Value Fund – Retirement Class	16.67%	12,076,238.840
Mid-Cap Growth Fund – Retirement Class	19.47%	7,569,365.766
Mid-Cap Value Fund – Retirement Class	14.95%	13,578,677.839
Real Estate Securities Fund – Retirement Class	26.99%	7,702,743.624
S&P 500 Index Fund – Retirement Class	24.14%	6,654,240.976
Large-Cap Growth Index Fund – Retirement Class	22.70%	3,522,368.939
Large-Cap Value Index Fund – Retirement Class	31.18%	5,358,983.721
Small-Cap Blend Index Fund – Retirement Class	24.66%	8,757,761.459
International Equity Index Fund – Retirement Class	25.20%	13,556,923.729
Small-Cap Equity Fund – Retirement Class	13.75%	5,386,709.497
Equity Index Fund – Retirement Class	31.80%	10,067,450.221
Inflation-Linked Bond Fund – Retirement Class	59.66%	10,402,725.452
Large-Cap Growth Fund – Retirement Class	56.55%	2,550,968.029
Managed Allocation Fund – Retirement Class	45.87%	1,268,658.180
Money Market Fund – Retirement Class	34.45%	39,802,945.800
Bond Fund – Retirement Class	55.02%	13,392,773.051
High-Yield Fund – Retirement Class	44.67%	7,958,112.064
Bond Plus Fund- Retirement Class	52.84%	4,978,750.005
Short-Term Bond Fund – Retirement Class	24.33%	3,311,598.815

Fund/Class	Percentage of Holding	Shares

JPMorgan Chase Bank TTEE/Cust FBO
Ret Plans With TIAA As Recordkeeper
Attn: DC Plan Service Team
4 New York Plz Fl 17
New York, NY 10004-2413
Small-Cap Blend Index Fund – Institutional Class	5.70%	1,421,659.701
Growth & Income Fund – Retirement Class	73.25%	53,725,544.348
Social Choice Equity Fund – Retirement Class	65.72%	28,968,169.747
International Equity Fund – Retirement Class	82.35%	103,083,392.342
Large-Cap Value Fund – Retirement Class	83.27%	60,309,079.037
Mid-Cap Growth Fund – Retirement Class	80.18%	31,171,539.506
Mid-Cap Value Fund – Retirement Class	80.39%	73,027,236.209
Real Estate Securities Fund – Retirement Class	72.70%	20,751,628.158
S&P 500 Index Fund – Retirement Class	75.59%	20,839,162.328
Large-Cap Growth Fund Index Fund-Retirement Class	76.59%	11,883,655.026
Large-Cap Value Index Fund- Retirement Class	68.36%	11,749,415.414
Small-Cap Blend Index Fund- Retirement Class	74.69%	26,525,880.682
International Equity Index Fund – Retirement Class	74.55%	40,102,875.035
Small-Cap Equity Fund – Retirement Class	85.22%	33,383,281.810
Equity Index Fund – Retirement Class	63.02%	19,950,500.930
Inflation-Linked Bond Fund – Retirement Class	32.12%	5,599,777.732
Large-Cap Growth Fund – Retirement Class	32.89%	1,483,332.987
Managed Allocation Fund – Retirement Class	53.00%	1,465,896.893
Money Market Fund – Retirement Class	64.51%	74,531,555.910
Bond Fund – Retirement Class	40.77%	9,925,002.994
High-Yield Fund – Retirement Class	47.70%	8,499,363.409
Bond Plus Fund- Retirement Class	46.49%	4,380,477.638
Short-Term Bond Fund – Retirement Class	62.31%	8,481,641.554
Growth & Income Fund – Premier Class	99.35%	4,893,034.285
Social Choice Equity Fund – Premier Class	99.19%	3,500,546.179
International Equity Fund – Premier Class	99.53%	6,689,703.263
Large-Cap Value Fund – Premier Class	99.55%	5,004,303.596
Mid-Cap Growth Fund – Premier Class	99.38%	2,880,625.148
Mid-Cap Value Fund – Premier Class	99.74%	7,029,784.257
Real Estate Securities Fund – Premier Class	98.28%	2,001,221.699
International Equity Index Fund – Premier Class	99.25%	2,153,767.005
Small-Cap Equity Fund – Premier Class	99.03%	2,335,670.439
Equity Index Fund – Premier Class	94.47%	544,398.772
Inflation-Linked Bond Fund – Premier Class	72.77%	64,701.426
Bond Index Fund – Retirement Class	52.67%	113,788.451
Large-Cap Growth Fund – Premier Class	81.44%	129,598.829
Money Market Fund – Premier Class	45.04%	204,871.280
Bond Fund – Premier Class	88.56%	194,461.727
High-Yield Fund – Premier Class	96.94%	926,769.478
Bond Plus Fund- Premier Class	14.71%	4,568.676
Short-Term Bond Fund – Premier Class	96.76%	753,264.813
Bond Index Fund – Premier Class	20.53%	26,314.785

TIAA-CREF Funds  ■  Statement of Additional Information  B-33

Fund/Class	Percentage of Holding	Shares

Lauer & Co.
C/O The Glenmede Trust Co., NA
P.O. Box 58997
Philadelphia, PA 19102-8997
High-Yield Fund – Institutional Class	9.33%	3,202,679.689

Mac & Co A/C GHXF0003062
Attn Mutual Fund Ops
P O Box 3198 525 William Penn Place
Pittsburgh, PA 15230-3198
Large-Cap Value Index Fund-Institutional Class	9.04%	3,380,641.719

Maril & Co FBO 98
C/O M&I Trust Co NA
11270 W. Park S400
Milwaukee, WI 53224-3623
Mid-Cap Value Fund – Institutional Class	10.79%	2,353,483.167

MMATCO LLP
Nominee For MMA Trust Company
P.O. Box 483
1110 N Main St
Goshen, IN 46527-0483
Social Choice Equity Fund – Institutional Class	7.87%	1,821,704.762

National Financial Services LLC
for the Exclusive Benefit of our Customers
Attn: Deliveries
PO Box 770001
Cincinnati, OH 45277-0033
Social Choice Equity Fund – Retail Class	11.66%	2,104,320.480
Mid-Cap Value Fund – Retail Class	8.29%	951,762.530
High-Yield Fund – Retail Class	6.00%	911,273.119
Mid-Cap Value Fund – Institutional Class	5.40%	1,177,512.884

Pershing LLC
PO Box 2052
Jersey City, NJ 07303-2052
International Equity Fund – Retail Class	5.90%	2,901,271.052
Equity Index Fund – Retail Class	5.58%	2,149,032.302
Bond Fund – Retail Class	23.07%	1,136,134.355
Large-Cap Value Fund – Retail Class	11.15%	788,917.078
Mid-Cap Growth Fund – Retail Class	6.90%	364,868.536
Mid-Cap Value Fund – Retail Class	14.99%	1,720,923.503
Small-Cap Equity Fund – Retail Class	7.77%	358,235.543
Inflation-Linked Bond Fund – Retail Class	16.69%	2,223,614.675
High-Yield Fund – Retail Class	12.60%	1,913,035.777
Short-Term Bond Fund – Retail Class	13.59%	1,797,512.331
Tax-Exempt Bond Fund – Retail Class	14.88%	4,102,338.016
Inflation-Linked Bond Fund – Retail Class	8.05%	1,403,707.341
Large-Cap Growth Fund – Retirement Class	9.98%	450,161.091
High-Yield Fund – Retirement Class	7.51%	1,337,962.217
Short-Term Bond Fund – Retirement Class	13.36%	1,818,462.280

SEI Private Trust Co
Attn Mutual Funds Administrator
One Freedom Valley Dr
Oaks. PA 19456-9989
Social Choice Equity Fund – Institutional Class	28.61%	6,625,701.557
Managed Allocation Fund – Institutional Class	100.00%	130,732.587
High-Yield Fund – Institutional Class	25.81%	8,862,002.763
Short-Term Bond Fund – Institutional Class	36.22%	4,235,785.392
Tax-Exempt Bond Fund – Institutional Class	90.41%	1,259,963.993
Real Estate Securities Fund – Institutional Class	7.49%	2,215,456.049

Fund/Class	Percentage of Holding	Shares

S&P 500 Index Fund – Institutional Class	18.87%	13,092,136.706
Small-Cap Equity Fund – Institutional Class	6.66%	1,873,576.587
International Equity Fund – Institutional Class	6.72%	6,177,580.458
Growth & Income Fund – Institutional Class	12.41%	8,244,175.227
Bond Fund – Institutional Class	6.30%	15,205,169.276

Teachers Insurance & Annuity Assoc
Attn Janice Carnicelli
Mail Stop 730/06/41
730 Third Ave
New York, NY 10017-3206
Bond Index Fund – Retail Class	34.37%	102,190.053
Small-Cap Blend Index Fund – Institutional Class	9.58%	2,387,907.142
Bond Index Fund – Institutional Class	54.17%	8,373,423.139
Equity Index Fund – Premier Class	5.53%	31,855.302
Inflation-Linked Bond Fund – Premier Class	27.23%	24,215.392
Bond Index Fund – Retirement Class	47.33%	102,254.555
Large-Cap Growth Fund – Premier Class	18.56%	29,526.029
Money Market Fund – Premier Class	54.96%	250,019.710
Bond Fund – Premier Class	11.44%	25,121.610
Bond Plus Fund- Premier Class	85.29%	26,483.979
Bond Index Fund – Premier Class	79.47%	101,856.050

TIAA-CREF
Individual & Institutional Serv Inc
For Exclusive Benefit Of Customers
Attn Patrick Nelson
730 3rd Ave
New York, NY 10017-3206
Large-Cap Value Fund – Institutional Class	9.89%	4,509,042.882
Mid-Cap Growth Fund – Institutional Class	30.94%	2,393,498.620
Mid-Cap Value Fund – Institutional Class	31.90%	6,960,403.964
Small-Cap Blend Index Fund – Institutional Class	16.22%	4,043,259.716
International Equity Index Fund – Institutional Class	6.88%	3,488,430.652
Small-Cap Equity Fund – Institutional Class	7.04%	1,980,181.829
International Equity Fund – Institutional Class	8.36%	7,687,428.444
Growth & Income Fund – Institutional Class	9.87%	6,553,943.721

TIAA-CREF CT Fund of Funds # 1864
Attn Janice Carnicelli - Connecticut
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Money Market Fund – Institutional Class	12.38%	53,140,346.730

TIAA-CREF CT Fund of Funds # 1867
Attn Janice Carnicelli - Connecticut
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Money Market Fund – Institutional Class	7.04%	30,229,453.570

TIAA-CREF CT Fund of Funds # 1870
Attn Janice Carnicelli - Connecticut
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Equity Index Fund – Institutional Class	5.45%	7,753,409.320

B-34  Statement of Additional Information  ■  TIAA-CREF Funds

Fund/Class	Percentage of Holding	Shares

TIAA-CREF CT Fund of Funds # 1955
Attn Janice Carnicelli - Connecticut
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Mid-Cap Growth Fund – Institutional Class	8.85%	684,782.745
S&P 500 Index Fund – Institutional Class	11.42%	7,925,302.520

TIAA-CREF GA Fund of Funds # 1213
Attn Janice Carnicelli – Georgia
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Equity Index Fund – Institutional Class	7.85%	11,158,104.445

TIAA-CREF Lifecycle Fund #2010
Attn Janice Carnicelli
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Large-Cap Value Fund – Institutional Class	5.94%	2,709,090.080
Bond Fund – Institutional Class	6.84%	16,515,507.542
Large-Cap Growth Fund – Institutional Class	6.62%	3,402,307.083
Short-Term Bond Fund – Institutional Class	20.52%	2,400,064.273
Enhanced International Equity Index Fund –Institutional Class	6.73%	5,324,144.895
Enhanced Large-Cap Growth Index Fund –Institutional Class	6.67%	5,502,053.621
Enhanced Large-Cap Value Index Fund –Institutional Class	6.74%	6,335,999.120

TIAA-CREF Lifecycle Fund #2015
Attn Janice Carnicelli
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Large-Cap Value Fund – Institutional Class	8.21%	3,743,578.546
Small-Cap Equity Fund – Institutional Class	6.59%	1,852,500.193
International Equity Fund – Institutional Class	6.21%	5,713,097.224
Growth And Income Fund – Institutional Class	6.80%	4,512,992.145
Bond Fund – Institutional Class	7.10%	17,145,024.956
Large-Cap Growth Fund – Institutional Class	9.15%	4,698,734.281
High-Yield Fund – Institutional Class	6.51%	2,235,192.119
Short-Term Bond Fund – Institutional Class	19.55%	2,286,333.218
Enhanced International Equity Index Fund –Institutional Class	9.30%	7,353,290.430
Enhanced Large-Cap Growth Index Fund –Institutional Class	9.21%	7,596,151.793
Enhanced Large-Cap Value Index Fund –Institutional Class	9.30%	8,752,022.710

TIAA-CREF Lifecycle Fund #2020
Attn Janice Carnicelli
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Large-Cap Value Fund – Institutional Class	10.51%	4,791,083.487
Small-Cap Equity Fund – Institutional Class	8.43%	2,369,351.613
International Equity Fund – Institutional Class	7.98%	7,333,212.452
Growth & Income Fund – Institutional Class	8.71%	5,780,479.556
Bond Fund – Institutional Class	6.86%	16,574,793.308
Large-Cap Growth Fund – Institutional Class	11.72%	6,021,205.267
High-Yield Fund – Institutional Class	7.84%	2,690,588.885
Short-Term Bond Fund – Institutional Class	10.97%	1,283,307.324

Fund/Class	Percentage of Holding	Shares

Enhanced International Equity Index Fund –Institutional Class	11.91%	9,416,049.155
Enhanced Large-Cap Growth Index Fund –Institutional Class	11.80%	9,733,781.333
Enhanced Large-Cap Value Index Fund –Institutional Class	11.91%	11,206,440.390

TIAA-CREF Lifecycle Fund #2025
Attn Janice Carnicelli
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Large-Cap Value Fund – Institutional Class	11.04%	5,035,777.240
Small-Cap Equity Fund – Institutional Class	8.86%	2,490,616.195
International Equity Fund – Institutional Class	8.37%	7,700,773.858
Growth & Income Fund – Institutional Class	9.15%	6,074,227.488
Bond Fund – Institutional Class	5.40%	13,037,840.511
Large-Cap Growth Fund – Institutional Class	12.32%	6,326,030.682
High-Yield Fund – Institutional Class	7.85%	2,693,823.456
Enhanced International Equity Index Fund –Institutional Class	12.52%	9,898,363.298
Enhanced Large-Cap Growth Index Fund –Institutional Class	12.40%	10,227,556.586
Enhanced Large-Cap Value Index Fund –Institutional Class	12.52%	11,777,151.898

TIAA-CREF Lifecycle Fund #2030
Attn Janice Carnicelli
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Large-Cap Value Fund – Institutional Class	11.51%	5,250,976.231
Small-Cap Equity Fund – Institutional Class	9.24%	2,598,426.386
International Equity Fund – Institutional Class	8.73%	8,023,885.544
Growth & Income Fund – Institutional Class	9.54%	6,332,011.010
Large-Cap Growth Fund – Institutional Class	12.84%	6,593,286.221
High-Yield Fund – Institutional Class	7.40%	2,541,471.339
Enhanced International Equity Index Fund –Institutional Class	13.06%	10,328,450.084
Enhanced Large-Cap Growth Index Fund –Institutional Class	12.92%	10,660,050.978
Enhanced Large-Cap Value Index Fund –Institutional Class	13.05%	12,278,230.015

TIAA-CREF Lifecycle Fund #2035
Attn Janice Carnicelli
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Large-Cap Value Fund – Institutional Class	12.51%	5,703,517.316
Small-Cap Equity Fund – Institutional Class	10.04%	2,821,731.740
International Equity Fund – Institutional Class	9.48%	8,721,310.888
Growth & Income Fund – Institutional Class	10.36%	6,878,905.970
Large-Cap Growth Fund – Institutional Class	13.95%	7,163,742.157
High-Yield Fund – Institutional Class	7.33%	2,515,556.324
Enhanced International Equity Index Fund –Institutional Class	14.18%	11,216,946.477
Enhanced Large-Cap Growth Index Fund –Institutional Class	14.04%	11,581,414.399
Enhanced Large-Cap Value Index Fund –Institutional Class	14.18%	13,337,661.964

TIAA-CREF Funds  ■  Statement of Additional Information  B-35

Fund/Class	Percentage of Holding	Shares

TIAA-CREF Lifecycle Fund #2040
Attn Janice Carnicelli
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Large-Cap Value Fund – Institutional Class	18.51%	8,442,486.435
Mid-Cap Growth Fund – Institutional Class	5.52%	426,847.448
Small-Cap Equity Fund – Institutional Class	14.86%	4,176,711.904
International Equity Fund – Institutional Clas	14.04%	12,910,592.651
Growth & Income Fund – Institutional Class	15.33%	10,182,489.839
Large-Cap Growth Fund – Institutional Class	20.65%	10,603,812.560
High-Yield Fund – Institutional Class	10.85%	3,724,185.506
Enhanced International Equity Index Fund – Institutional Class	21.01%	16,613,931.252
Enhanced Large-Cap Growth Index Fund – Institutional Class	20.79%	17,144,353.460
Enhanced Large-Cap Value Index Fund – Institutional Class	20.99%	19,743,360.492

TIAA-CREF Lifecycle Index 2015 Fund
Attn: Janice Carnicelli
730 3rd Ave
New York, NY 10017-3206
Bond Index Fund – Institutional Class	5.67%	876,218.630

TIAA-CREF Managed Allocation Fund II AC
Attn Janice Carnicelli
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Large-Cap Value Fund – Institutional Class	7.09%	3,234,758.878
Small-Cap Equity Fund – Institutional Class	5.70%	1,601,925.912
International Equity Fund – Institutional Class	5.34%	4,913,918.576
Growth & Income Fund – Institutional Class	5.87%	3,896,405.690
Large-Cap Growth Fund – Institutional Class	7.89%	4,054,018.837
Bond Plus Fund - Institutional Class	96.00%	19,484,444.342
Enhanced International Equity Index Fund – Institutional Class	8.03%	6,354,085.380
Enhanced Large-Cap Growth Index Fund – Institutional Class	7.95%	6,559,098.248
Enhanced Large-Cap Value Index Fund – Institutional Class	8.04%	7,561,373.265

TIAA-CREF MI Fund of Funds #1923
Attn Janice Carnicelli – Michigan
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Money Market Fund – Institutional Class	18.28%	78,455,390.220

TIAA-CREF MI Fund of Funds #1926
Attn Janice Carnicelli – Michigan
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Money Market Fund – Institutional Class	13.80%	59,247,431.900

TIAA-CREF MI Fund of Funds #1927
Attn Janice Carnicelli – Michigan
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Inflation-Linked Bond Fund – Institutional Class	5.74%	3,656,839.398
Large-Cap Growth Index Fund – Institutional Class	7.11%	2,208,045.173
Large-Cap Value Index Fund – Institutional Class	5.49%	2,052,996.984

Fund/Class	Percentage of Holding	Shares

TIAA-CREF MI Fund of Funds #1929
Attn Janice Carnicelli – Michigan
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Real Estate Securities Fund – Institutional Class	7.32%	2,164,296.043
Inflation-Linked Bond Fund – Institutional Class	6.42%	4,089,003.077
Large-Cap Growth Index Fund – Institutional Class	11.33%	3,516,795.205
Large-Cap Value Index Fund – Institutional Class	9.21%	3,444,538.955

TIAA-CREF MI Fund of Funds #1931
Attn Janice Carnicelli – Michigan
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Real Estate Securities Fund – Institutional Class	6.24%	1,844,199.611
Large-Cap Growth Index Fund – Institutional Class	9.44%	2,929,800.807
Large-Cap Value Index Fund – Institutional Class	7.57%	2,832,083.661

TIAA-CREF MI Fund of Funds #1933
Attn Janice Carnicelli – Michigan
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Mid-Cap Growth Fund – Institutional Class	23.14%	1,790,337.834
Mid-Cap Value Fund – Institutional Class	8.17%	1,782,243.245
S&P 500 Index Fund – Institutional Class	31.72%	22,014,535.197
Small-Cap Equity Fund – Institutional Class	9.51%	2,673,790.829
International Equity Fund – Institutional Class	10.73%	9,864,501.785

TIAA-CREF MN Fund of Funds # 1838
Attn Janice Carnicelli – Minnesota
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Money Market Fund – Institutional Class	6.91%	29,662,517.260

TIAA-CREF MN Fund of Funds # 1844
Attn Janice Carnicelli – Minnesota
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Large-Cap Growth Index Fund – Institutional Class	5.73%	1,778,330.419

TIAA-CREF MN Fund of Funds # 1846
Attn Janice Carnicelli – Minnesota
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Large-Cap Growth Index Fund-Institutional Class	5.22%	1,620,735.230

TIAA-CREF MN Fund of Funds # 1918
Attn Janice Carnicelli – Minnesota
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
Real Estate Securities Fund – Institutional Class	7.27%	2,150,374.988
Large-Cap Growth Index Fund – Institutional Class	16.90%	5,246,267.675
Large-Cap Value Index Fund – Institutional Class	12.77%	4,776,973.143

TIAA-CREF 529 Plan Fd of Fds #1001
Att Janice Carnicelli – 529 Plan
Mail Stop 730/6/41
730 3rd Ave
New York, NY 10017-3206
S&P 500 Index Fund – Institutional Class	7.89%	5,472,539.496

B-36  Statement of Additional Information  ■  TIAA-CREF Funds

Fund/Class	Percentage of Holding	Shares

Tuition Financing Inc Cust FBO
Oregon College Savings Plan
U S Equity Index Portfolio
Joe Delgrande & D Medina-Sustache
730 3rd Ave Mail Stop 730/16/30
New York, NY 10017-3206
Equity Index Fund – Institutional Class	5.26%	7,484,414.441

Vanguard Fiduciary Trust Company
PO Box 2900
Valley Forge, PA 19482-2900
Social Choice Equity Fund – Institutional Class	7.27%	1,684,126.926

Wells Fargo Bank, NA FBO
Omnibus Account Reinv/Reinv
PO Box 1533
Minneapolis, MN 55480-1533
Small-Cap Blend Index Fund – Institutional Class	9.16%	2,283,287.405

          The current trustees and officers of the Trust, as a group, beneficially or of record own less than 1% of the shares of each of the classes of the Funds as of July 9, 2010.

          Any person owning more than 25% of each Fund’s shares may be considered a “controlling person” of that Fund. A controlling person’s vote could have a more significant effect on matters presented to shareholders for approval than the vote of other Fund shareholders.

UNDERWRITER

          Teachers Personal Investors Services, Inc. (“TPIS”), 730 Third Avenue, New York, N.Y. 10017-3206, is considered the “principal underwriter” for the Trust. TIAA holds all of the shares of Enterprises (defined below), which in turn holds all the shares of Advisors and of TPIS. Shares of the Funds are offered on a continuous basis with no sales load. Pursuant to a Distribution Agreement with the Trust, TPIS has the right to distribute shares of the Funds from year to year, subject to annual approval of the Distribution Agreement by the Board of Trustees. TPIS may enter into selling agreements with one or more broker-dealers, which may or may not be affiliated with TPIS, to provide distribution-related services and shareholder services to the Funds.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISORY SERVICES

          As explained in the Prospectus, investment advisory and related services for the Funds are provided by personnel of Advisors, which is registered with the SEC under the Investment Advisers Act of 1940. Advisors’ manages the investment and reinvestment of the assets of the Funds, subject to the oversight of the Board of Trustees. Advisors performs all research, makes recommendations and places orders for the purchase and sale of securities. Advisors also provides or oversees the provision of portfolio accounting, custodial, and related services for the assets of the Funds.

          TIAA, an insurance company, holds all of the shares of TIAA-CREF Enterprises, Inc. (“Enterprises”), which in turn holds all of the shares of Advisors and of TPIS, the principal underwriter for the Trust. TIAA also holds all the shares of TIAA-CREF Individual & Institutional Services, LLC (“Services”) and TIAA-CREF Investment Management, LLC (“Investment Management”). Services acts as the principal underwriter, and Investment Management provides investment advisory services, to CREF, a companion organization to TIAA. All of the foregoing are affiliates of the Trust and Advisors.

          As noted in the Prospectuses, Advisors manages the Funds according to an Investment Management Agreement. Under the Agreement, fees are calculated daily and paid monthly to Advisors. They are calculated as a percentage of the average value of the net assets each day for each Fund, and are accrued daily proportionately at 1/365th (1/366th in a leap year) of the rates set forth in the Prospectuses. The Funds also pay Advisors for certain administrative services that Advisors provides to the Funds on an at-cost basis.

          Furthermore, Advisors has contractually agreed to reimburse the Funds for total expenses of the Funds that exceed certain amounts as stated in the Prospectuses through August 31, 2011 for the Emerging Markets Equity and Emerging Markets Equity Index Funds and January 31, 2011 for all of the other Funds. For the Funds’ fiscal years ended September 30, 2009, 2008 and 2007, the table below reflects (i) the total dollar amount of investment management fees for each Fund, (ii) the amount of any waiver of the portion of the investment management fee attributable to each Fund, and (iii) the net investment management fees for each Fund after such waivers. Note that, because the Emerging Markets Equity Fund and Emerging Markets Equity Index Fund are newly operational, they have not paid any management fees as of the date of this SAI.

TIAA-CREF Funds  ■  Statement of Additional Information  B-37

	Gross			Waived			Net

	Fiscal year ended Sept. 2009	Fiscal year ended Sept. 2008	Fiscal year ended Sept. 2007	Fiscal year ended Sept. 2009	Fiscal year ended Sept. 2008	Fiscal year ended Sept. 2007	Fiscal year ended Sept. 2009	Fiscal year ended Sept. 2008	Fiscal year ended Sept. 2007

Growth & Income Fund	$4,388,322	$4,412,201	$2,234,588	$—	$2,077,355	$1,837,327	$4,388,322	$2,334,846	$397,261
International Equity Fund	$7,871,723	$12,870,241	$8,450,484	$—	$—	$—	$7,871,723	$12,870,241	$8,450,484
Large-Cap Growth Fund	$2,274,620	$2,801,908	$1,216,436	$—	$1,386,283	$1,000,182	$2,274,620	$1,415,625	$216,254
Large-Cap Value Fund	$3,511,662	$4,894,499	$3,793,790	$—	$—	$—	$3,511,662	$4,894,499	$3,793,790
Mid-Cap Growth Fund	$2,099,311	$2,432,781	$1,536,221	$—	$—	$—	$2,099,311	$2,432,781	$1,536,221
Mid-Cap Value Fund	$4,261,244	$4,142,419	$3,319,666	$—	$—	$—	$4,261,244	$4,142,419	$3,319,666
Small-Cap Equity Fund	$2,216,021	$2,442,824	$2,301,040	$—	$—	$—	$2,216,021	$2,442,824	$2,301,040
Large-Cap Growth Index Fund	$139,022	$151,091	$138,120	$—	$—	$—	$139,022	$151,091	$138,120
Large-Cap Value Index Fund	$153,986	$179,519	$173,742	$—	$—	$—	$153,986	$179,519	$173,742
Equity Index Fund	$406,108	$485,648	$385,070	$—	$—	$—	$406,108	$485,648	$385,070
S&P 500 Index Fund	$370,520	$460,847	$418,386	$—	$—	$—	$370,520	$460,847	$418,386
Small-Cap Blend Index Fund	$115,158	$89,641	$84,294	$—	$—	$—	$115,158	$89,641	$84,294
International Equity Index Fund	$326,212	$355,933	$252,384	$—	$—	$—	$326,212	$355,933	$252,384
Enhanced International Equity
Index Fund	$1,054,315	$347,475	$—	$—	$—	$—	$1,054,315	$347,475	$—
Enhanced Large-Cap Growth
Index Fund	$1,102,932	$256,606	$—	$—	$—	$—	$1,102,932	$256,606	$—
Enhanced Large-Cap Value
Index Fund	$1,040,127	$224,876	$—	$—	$—	$—	$1,040,127	$224,876	$—
Social Choice Equity Fund	$798,769	$860,749	$508,162	$—	$—	$—	$798,769	$860,749	$508,162
Real Estate Securities Fund	$1,622,679	$2,762,630	$3,541,961	$—	$—	$—	$1,622,679	$2,762,630	$3,541,961
Managed Allocation Fund	$—	$—	$—	$—	$—	$—	$—	$—	$—
Bond Fund	$5,713,898	$5,422,762	$4,411,620	$—	$—	$—	$5,713,898	$5,422,762	$4,411,620
Bond Plus Fund	$1,426,006	$1,613,373	$864,662	$—	$—	$—	$1,426,006	$1,613,373	$864,662
Short-Term Bond Fund	$626,610	$690,674	$398,961	$—	$—	$—	$626,610	$690,674	$398,961
High-Yield Fund	$1,264,102	$1,334,945	$730,277	$—	$—	$—	$1,264,102	$1,334,945	$730,277
Tax-Exempt Bond Fund	$739,845	$787,771	$436,344	$—	$—	$—	$739,845	$787,771	$436,344
Inflation-Linked Bond Fund	$1,964,171	$1,828,887	$1,424,501	$—	$—	$—	$1,964,171	$1,828,887	$1,424,501
Bond Index Fund	$4,348	$—	$—	$—	$—	$—	$4,348	$—	$—
Money Market Fund	$1,465,772	$1,468,938	$806,773	$—	$—	$—	$1,465,772	$1,468,938	$806,773

          Additionally, under the Investment Management Agreement, the Trust paid to Advisors the allocated cost of certain compliance and administrative services provided by Advisors. During fiscal years 2007, 2008 and 2009, the amounts paid to Advisors by the Trust for these compliance services were $173,577, $160,181 and $295,967, respectively, and the amounts paid to Advisors by the Trust for these administrative services were $2,044,232, $725,755 and $4,134,613, respectively. Note that the Emerging Markets Equity and Emerging Markets Equity Index Funds did not make any such payments to Advisors because these Funds are newly operational.

SERVICE AGREEMENTS

          Retirement Class Service Agreement

          The Trust, on behalf of each Fund that offers Retirement Class Shares (as described in the Prospectus), has entered into a service agreement with Advisors pursuant to which Advisors provides or arranges for the provision of administrative and shareholder services for the Retirement Class shares, including services associated with maintenance of Retirement Class shares on retirement plan and other platforms (the “Retirement Class Service Agreement”). The service fees attributable to the Retirement Class Service Agreement are set forth in the table below on the following page.

          For the services rendered, the facilities furnished and expenses assumed by Advisors, the Fund pays Advisors at the end of each calendar month a fee for each Fund calculated as a percentage of the daily net assets attributable to Retirement Class Shares of the Fund. The annual rates under the Retirement Class Service Agreement, as well as the fees paid under the

Agreement, for the fiscal years ended September 30, 2009, 2008 and 2007 are set forth in the table below:

Current Service Fee Rate		Service Fees for fiscal year ended September 30,

Name of Fund		2009	2008	2007

Growth & Income Fund
Retirement Class	0.25%	$765,781	$617,834	$308,916
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
International Equity Fund
Retirement Class	0.25%	$2,098,481	$3,528,130	$2,163,946
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Large-Cap Growth Fund
Retirement Class	0.25%	$68,610	$130,183	$16,527
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Large-Cap Value Fund
Retirement Class	0.25%	$1,103,228	$1,248,387	$981,135
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Mid-Cap Growth Fund
Retirement Class	0.25%	$823,045	$931,939	$512,225
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Mid-Cap Value Fund
Retirement Class	0.25%	$1,681,908	$1,554,536	$1,208,243
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—

*	These classes of the Funds are not currently subject to any service agreement.

B-38  Statement of Additional Information  ■  TIAA-CREF Funds

Current Service Fee Rate		Service Fees for fiscal year ended September 30,

Name of Fund		2009	2008	2007

Small-Cap Equity Fund
Retirement Class	0.25%	$614,399	$668,843	$641,387
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Large-Cap Growth Index Fund
Retirement Class	0.25%	$250,629	$252,843	$155,596
Institutional Class	*	—	—	—
Large-Cap Value Index Fund
Retirement Class	0.25%	$286,080	$261,705	$196,291
Institutional Class	*	—	—	—
Equity Index Fund
Retirement Class	0.25%	$222,637	$30,219	$13,264
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
S&P 500 Index Fund
Retirement Class	0.25%	$559,668	$580,921	$486,652
Institutional Class	*	—	—	—
Small-Cap Blend Index Fund
Retirement Class	0.25%	$297,317	$147,443	$108,099
Institutional Class	*	—	—	—
International Equity Index Fund
Retirement Class	0.25%	$1,072,681	$965,085	$477,478
Institutional Class	*	—	—	—
Premier Class	*	—	—	—
Enhanced International Equity Index Fund
Institutional Class	*	—	—	—
Enhanced Large-Cap Growth Index Fund
Institutional Class	*	—	—	—
Enhanced Large-Cap Value Index Fund
Institutional Class	*	—	—	—
Social Choice Equity Fund
Retirement Class	0.25%	$685,844	$558,403	$270,604
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Real Estate Securities Fund
Retirement Class	0.25%	$266,606	$422,171	$645,344
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Managed Allocation Fund
Retirement Class	0.25%	$39,034	$38,450	$27,152
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Bond Fund
Retirement Class	0.25%	$144,152	$46,229	$10,911
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Bond Plus Fund
Retirement Class	0.25%	$83,043	$24,064	$14,180
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Short-Term Bond Fund
Retirement Class	0.25%	$86,759	$44,521	$17,795
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
High-Yield Fund
Retirement Class	0.25%	$148,521	$56,312	$24,208
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Tax-Exempt Bond Fund
Institutional Class	*	—	—	—
Retail Class	*	—	—	—

Current Service Fee Rate		Service Fees for fiscal year ended September 30,

Name of Fund		2009	2008	2007

Inflation-Linked Bond Fund
Retirement Class	0.25%	$199,374	$138,130	$27,875
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Bond Index Fund
Retirement Class	0.25%	$110	$—	$—
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—
Money Market Fund
Retirement Class	0.25%	$379,727	$237,089	$161,392
Institutional Class	*	—	—	—
Retail Class	*	—	—	—
Premier Class	*	—	—	—

*	These classes of the Funds are not currently subject to any service agreement.

          Note that the Emerging Markets Equity and Emerging Markets Equity Index Funds are not included in the chart since they are newly operational. However, the Retirement Class of each of these Funds is subject to the Retirement Class Service Agreement.

CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING AGENT

          State Street Bank and Trust Company (“State Street”), 1776 Heritage Drive, Quincy, MA 02171 acts as custodian for the Trust and the Funds. As custodian, State Street is responsible for the safekeeping of the Funds’ portfolio securities. State Street also acts as fund accounting agent for the Funds.

          Boston Financial Data Services, Inc., 2 Heritage Drive, Quincy, MA 02171, acts as the transfer and dividend-paying agent for the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers, LLP, 300 Madison Avenue, New York, New York 10017 serves as the independent registered public accounting firm of the Trust and audited the Funds’ financial statements for the fiscal year ended September 30, 2009 (except for the Emerging Markets Equity and Emerging Markets Equity Index Funds, which are newly operational).

PERSONAL TRADING POLICY

          The Trust and TPIS have adopted codes of ethics under Rule 17j-1 of the 1940 Act and Advisors has adopted a code of ethics under Rule 204A-1 of the Investment Advisers Act of 1940. These codes govern the personal trading activities of certain employees, or “access persons,” and members of their households. While these individuals may invest in securities that may also be purchased or held by the Funds, they must also generally pre-clear and report all transactions involving securities covered under the codes. In addition, access persons must generally send duplicates of all confirmation statements and other brokerage account reports to a special compliance unit for review.

TIAA-CREF Funds  ■  Statement of Additional Information  B-39

INFORMATION ABOUT THE FUNDS’ PORTFOLIO MANAGEMENT

STRUCTURE OF COMPENSATION FOR PORTFOLIO MANAGERS

          Equity portfolio managers are compensated through a combination of base salary, annual performance awards and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined using three variables: investment performance (80% weighting), peer reviews (10% weighting) and manager-subjective ratings (10% weighting).

          Fixed-income portfolio managers are compensated through a combination of base salary, annual performance awards, and long-term compensation awards. Currently, the annual performance awards and long-term compensation are determined by performance ratings which are reflective of investment performance and peer reviews.

          The variable component of a portfolio manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the Fund(s) managed by the portfolio manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA-CREF organization as a whole.

          Investment performance is calculated, where records are available, over four years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a portfolio manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. Please see the Funds’ prospectuses for more information regarding their benchmark indices. This investment performance is averaged using a 40% weight for the most recent year, 30% for the second year, 20% for the third year and 10% for the fourth year. Utilizing the three variables discussed above, total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the equity or fixed-income group (as applicable) as a unit and the relative success of the TIAA-CREF organization in achieving its financial and operational objectives.

B-40  Statement of Additional Information  ■  TIAA-CREF Funds

ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

          The following chart includes information relating to the portfolio managers listed in the prospectus, such as other accounts managed by them (registered investment companies and unregistered pooled investment vehicles), total assets in those accounts, and the dollar range of equity securities owned in each of the Funds they manage, as of September 30, 2009. Information concerning the portfolio managers of Emerging Markets Equity and Emerging Markets Equity Index Funds is as of June 30, 2010.

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Growth & Income Fund
Susan Kempler	1	0	$1,418	$0	$500,001 - 1,000,000
Thomas M. Franks, CFA	1	0	$14,079	$0	$0

International Equity Fund
Shigemi (Amy) Hatta	1	0	$2,109	$0	$100,001 - 500,000
Christopher F. Semenuk	1	0	$2,109	$0	$500,001 - 1,000,000

Emerging Markets Equity Fund
Alex Muromcew	1	1	$11,943	$84	*

Large-Cap Growth Fund
Susan Hirsch	3	0	$12,142	$0	$100,001 - 500,000

Large-Cap Value Fund
Richard Cutler	2	0	$2,446	$0	$100,001 - 500,000
Athanasios (Tom) Kolefas, CFA	3	1	$15,171	$7	$0

Mid-Cap Growth Fund
George (Ted) Scalise, CFA	0	0	$685	$0	$0
Susan Hirsch	3	0	$12,142	$0	$0

Mid-Cap Value Fund
Richard Cutler	2	0	$2,446	$0	$10,001 - 50,000
Athanasios (Tom) Kolefas, CFA	3	1	$15,171	$7	$10,001 - 50,000

Small-Cap Equity Fund
Michael S. Shing, CFA	2	0	$1,192	$0	$100,001 - 500,000
Adam Cao	2	0	$1,192	$0	$10,001 - 50,000

Large-Cap Growth Index Fund
Philip James (Jim) Campagna, CFA	11	0	$24,120	$0	$0
Anne Sapp, CFA	11	0	$24,120	$0	$0

Large-Cap Value Index Fund
Philip James (Jim) Campagna, CFA	11	0	$24,120	$0	$0
Anne Sapp, CFA	11	0	$24,120	$0	$0

Equity Index Fund
Philip James (Jim) Campagna, CFA	11	0	$24,120	$0	$0
Anne Sapp, CFA	11	0	$24,120	$0	$0

S&P 500 Index Fund
Philip James (Jim) Campagna, CFA	11	0	$24,120	$0	$10,001 - 50,000
Anne Sapp, CFA	11	0	$24,120	$0	$0

Small-Cap Blend Index Fund
Philip James (Jim) Campagna, CFA	11	0	$24,120	$0	$0
Anne Sapp, CFA	11	0	$24,120	$0	$0

International Equity Index Fund
Philip James (Jim) Campagna, CFA	11	0	$24,120	$0	$10,001 - 50,000
Anne Sapp, CFA	11	0	$24,120	$0	$1 - 10,000

Emerging Markets Equity Index Fund
Phillip James (Jim) Campagna, CFA	12	0	$25,205	$0	*
Anne Sapp, CFA	12	0	$25,205	$0	*

Enhanced International Equity Index Fund
Pablo Mitchell	21	0	$3,834	$0	$0
Steven Rossiello, CFA	0	0	$359	$0	$1 - 10,000
Ping Wang	0	1	$359	$33	$0

TIAA-CREF Funds  ■  Statement of Additional Information  B-41

	Number of Other Accounts Managed		Total Assets In Accounts Managed (millions)

Name of Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Registered Investment Companies	Other Pooled Investment Vehicles	Dollar Range of Equity Securities Owned in Fund

Enhanced Large-Cap Growth Index Fund
Ruxiang (Michael) Qian	0	0	$496	$0	$0
Kelvin Zhang	0	0	$496	$0	$0

Enhanced Large-Cap Value Index Fund
Michael S. Shing, CFA	2	0	$1,192	$0	$0
Adam Cao, CFA	2	0	$1,192	$0	$0
Pei Chen	0	0	$499	$0	$0

Social Choice Equity Fund
Philip James (Jim) Campagna, CFA	11	0	$24,120	$0	$0
Anne Sapp, CFA	11	0	$24,120	$0	$1 - 10,000

Real Estate Securities Fund
David Copp	1	0	$485	$0	$100,001 - 500,000
Brendan W. Lee	1	0	$485	$0	$100,001 - 500,000

Managed Allocation Fund
John M. Cunniff, CFA	20	0	$3,475	$0	$1 - 10,000
Hans L. Erickson, CFA	21	0	$98,031	$0	$Over 1,000,000
Pablo Mitchell	21	0	$3,834	$0	$0

Bond Fund
Elizabeth (Lisa) D. Black, CFA	6	0	$21,421	$0	$0
John M. Cerra	6	0	$20,832	$0	$0
Steven Sterman	3	0	$2,894	$0	$0

Bond Plus Fund
Elizabeth (Lisa) D. Black, CFA	6	0	$21,421	$0	$1 - 10,000
John M. Cerra	6	0	$20,832	$0	$10,001 - 50,000
Steven Sterman	3	0	$2,894	$0	$0

Short-Term Bond Fund
Elizabeth (Lisa) D. Black, CFA	6	0	$21,421	$0	$0
John M. Cerra	6	0	$20,832	$0	$1 - 10,000
Steven Sterman	3	0	$2,894	$0	$0

High-Yield Fund
Kevin R. Lorenz, CFA	0	0	$369	$0	$100,001 - 500,000

Tax-Exempt Bond Fund
Peter Scola	0	0	$258	$0	$0

Inflation-Linked Bond Fund
John M. Cerra	6	0	$20,832	$0	$1 - 10,000

Bond Index Fund
Elizabeth (Lisa) D. Black, CFA	6	0	$21,421	$0	$0
Steven Sterman	3	0	$2,894	$0	$0

Money Market Fund
Michael F. Ferraro, CFA	2	0	$15,335	$0	$0

* The portfolio managers of these Funds could not own shares of the Funds as of June 30, 2010 because the Funds were not operational at that time.

B-42  Statement of Additional Information  ■  TIAA-CREF Funds

POTENTIAL CONFLICTS OF INTEREST OF ADVISORS AND PORTFOLIO MANAGERS

          Portfolio managers of the Funds may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA or other proprietary accounts, which may raise potential conflicts of interest. Advisors has put in place policies and procedures designed to mitigate any such conflicts. Such conflicts and mitigating policies and procedures include the following:

          Conflicting Positions. Investment decisions made for the Funds may differ from, and may conflict with, investment decisions made by Advisors or its affiliated investment adviser, Investment Management, for other client or proprietary accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an account were to sell a significant position in a security while a Fund maintained its position in that security, the market price of such securities could decrease and adversely impact the Fund’s performance. In the case of a short sale, the selling account would benefit from any decrease in price.

          Allocation of Investment Opportunities. Even where accounts have similar investment mandates as a Fund, Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more other client or proprietary accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for other client or proprietary accounts. As a result, the amount, terms or timing of an investment by a Fund may differ from, and performance may be lower than, investments and performance of other client or proprietary accounts.

          Aggregation and Allocation of Orders. Advisors may aggregate orders of the Funds and its other accounts (including proprietary accounts), and orders of client accounts managed by Investment Management, in each case consistent with Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating accounts, Advisors may be perceived as causing one client account, such as a Fund, to participate in an aggregated transaction in order to increase Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Advisors to disproportionately allocate securities expected to increase in value to certain client or proprietary accounts, at the expense of a Fund. In addition, a Fund may bear the risk of potentially higher transaction costs if aggregated trades are only partially filled or if orders are not aggregated at all.

          Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each account, including the Funds, fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that accounts are being treated fairly and equitably over time.

          For example, in allocating investment opportunities, a portfolio manager considers an account’s or fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating account is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating account receives a pro rata share. Portfolio managers are also subject to restrictions on potentially inconsistent trading of single securities, although a portfolio manager may sell a single security short if the security is included in an account’s benchmark and the portfolio manager is underweight in that security relative to the account’s benchmark. Moreover, the procedures set forth guidelines for trading priority with long sales of single securities generally having priority over short sales of the same or closely related securities.

          Advisors’ procedures also address basket trades (trades in a wide variety of securities — on average approximately 100 different issuers) used in quantitative strategies. However, basket trades are generally not aggregated or subject to the same types of restrictions on potentially inconsistent trading as single security trades because basket trades are tailored to a particular index or model portfolio based on the risk profile of a particular account pursuing a particular quantitative strategy. In addition, basket trades are not subject to the same trading priority guidelines as single security trades because an automated and systematic process is used to implement trades.

          Research. Advisors allocates brokerage commissions to brokers who provide execution and research services for the Funds and some or all of Advisors’ other clients. Such research services may not always be utilized in connection with the Funds or other client accounts that may have provided the commission or a portion of the commission paid to the broker providing the services. Advisors is authorized to pay, on behalf of the Funds, higher brokerage fees than another broker might have charged in recognition of the value of brokerage or research services provided by the broker. Advisors has adopted procedures with respect to these so-called “soft dollar” arrangements, including the use of brokerage commissions to pay for in-house and non-proprietary research, the process for allocating brokerage, and Advisors’ practices regarding the use of third party soft dollars.

          IPO Allocation. Advisors has adopted procedures designed to ensure that it allocates initial public offerings to the Funds and Advisors’ other clients in a fair and equitable manner, consistent with its fiduciary obligations to its clients.

          Compensation. The compensation paid to Advisors for managing the Funds, as well as certain other clients, is based on a percentage of assets under management, whereas the compensation paid to Advisors for managing certain other clients is based on cost. However, no client currently pays Advisors a performance-based fee. Nevertheless, Advisors may be perceived as having an incentive to allocate securities that are expected to increase in value to accounts in which Advisors has a proprietary interest or to certain other accounts in which Advisors receives a larger asset-based fee.

TIAA-CREF Funds  ■  Statement of Additional Information  B-43

ABOUT THE TRUST AND THE SHARES

          The Trust was organized as a Delaware statutory trust on April 15, 1999. A copy of the Trust’s Certificate of Trust, dated April 15, 1999, as amended, is on file with the Office of the Secretary of State of the State of Delaware. As a Delaware statutory trust, the Trust’s operations are governed by its Declaration of Trust. Upon the initial purchase of shares of beneficial interest in the Funds, each shareholder agrees to be bound by the Declaration of Trust, as amended from time to time.

CLASS STRUCTURE

          The Trust offers four classes of shares (Retirement Class, Premier Class, Institutional Class and Retail Class), which have the distribution and service fee arrangements described below. Each Fund may not offer all classes of shares.

          Retail Class Shares. Retail Class shares of the Funds are offered to many different types of investors, but are particularly aimed at individual investors. Minimum initial and subsequent investment requirements will apply to certain Retail Class investors, as well as a small account maintenance fee. Retail Class shares are subject to distribution (12b-1) plans pursuant to which they may reimburse TPIS (or compensate TPIS, with respect to the Bond Index Fund) for its activities associated with distributing, promoting and/or servicing Retail Class shares of the Funds in an annual amount up to 0.25% of average daily net assets.

          Retirement Class Shares. Retirement Class shares of the Funds are offered primarily through accounts established by or on behalf of employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in section 401(a) (including 401(k) and Keogh plans), 403(b) or 457 of the Code. Retirement Class shares also may be offered through custody accounts sponsored or administered by TIAA-CREF that are established by individuals as Individual Retirement Accounts (IRAs) pursuant to section 408 of the Code. Additionally, Retirement Class shares may be offered by certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to purchase this class of shares. This class is subject to a service fee paid to Advisors for providing or arranging for the provision of certain administrative and shareholder services.

          Premier Class Shares. Premier Class shares of the Funds are offered primarily through accounts established by employers, or the trustees of plans sponsored by or on behalf of employers, in connection with certain employee benefit plans (the “plan(s)”), such as plans described in section 401(a) (including 401(k) and Keogh plans), 403(b) (7) or 457 of the Code. Premier Class shares also may be offered through custody accounts established by individuals as IRAs pursuant to section 408 of the Code. Additionally, Premier Class shares may be offered by certain intermediaries who have entered into a contract or arrangement with the Funds or their investment adviser or distributor that enables the intermediaries to make available this class of shares. Premier Class shares are subject to a distribution (12b-1) plan pursuant to which they may compensate TPIS for distributing, promoting and/or servicing Premier Class shares at an annual rate of 0.15% of average daily net assets.

          Institutional Class Shares. Institutional Class shares of the Funds are only available for purchase by or through certain intermediaries affiliated with TIAA-CREF (“TIAA-CREF Intermediaries”) or other unaffiliated persons or intermediaries, such as state-sponsored tuition savings plans, or employer-sponsored employee benefit plans, who have entered into a contract or arrangement with a TIAA-CREF Intermediary that enables them to purchase shares of the Funds, or other affiliates of TIAA-CREF or other persons that the Trust may approve from time to time. Under certain circumstances, this class may be offered through accounts established by employers, or the trustees of plans sponsored by employers, through TIAA-CREF in connection with certain employee benefit plans, such as 401(a) (including 401(k) and Keogh plans), 403(a), 403(b) and 457 plans, or through custody accounts established by individuals through TIAA-CREF as IRAs. Minimum initial investment requirements will apply to certain investors in Institutional Class shares.

          Shareholders investing through such plans may have to pay additional expenses related to the administration of such plans.

DISTRIBUTION (12b-1) PLANS

          The Board of Trustees has adopted two distribution plans with respect to Retail Class shares and one plan with respect to Premier Class shares offered by the Funds (the “Distribution Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Retail Class Distribution Plan that is applicable to the Bond Index, Emerging Markets Equity and Emerging Markets Equity Index Funds only (“Retail Compensation Plan”), each of these Funds compensates TPIS for certain services that TPIS provides in connection with the promotion, distribution and shareholder servicing of Retail Class shares of the Fund. Under the other Retail Class Distribution Plan (“Retail Reimbursement Plan”), each other Fund reimburses TPIS for all or part of certain expenses that TPIS incurs in connection with its promotion, distribution and/or shareholder servicing of the Fund’s Retail Class shares.

          Under the Distribution Plan that is applicable to Premier Class shares (the “Premier Class Distribution Plan”), each Fund compensates TPIS an annual amount for its promotion, distribution and/or shareholder servicing of Premier Class shares. The expenses for which a Fund may reimburse or pay TPIS under the Distribution Plans include, but are not limited to, compensation of dealers and others for the expenses of their various activities primarily intended to promote the sale of the Fund’s Premier Class shares, as well as for shareholder servicing expenses.

          Reimbursements by a Fund under the Retail Reimbursement Plan are calculated daily and paid quarterly up to a rate or rates approved from time to time by the Board, provided that no rate may exceed the annual rate of 0.25% of the average daily net assets of the Retail Class of the Fund. Please note, however, that TPIS contractually agreed not to seek any reimbursement under the Retail Reimbursement Plan until August 1, 2009. Therefore, while no 12b-1 fees were paid by the Funds pursuant to the Distribution Plans in prior years, Retail Class shares of the Funds did pay 12b-1 fees for a portion of the fiscal year between August 1, 2009 and September 30, 2009 under the Retail

B-44  Statement of Additional Information  ■  TIAA-CREF Funds

Reimbursement Plan. For the fiscal year ended September 30, 2009, the table below reflects the net amount of 12b-1 fees paid by Retail Class shares of each Fund under the Retail Reimbursement Plan:

Fund	12b-1 Fees Paid	Fund	12b-1 Fees Paid

Growth & Income Fund	$183,932	Real Estate Securities Fund	$29,485
International Equity Fund	$109,973	Managed Allocation Fund	$187,740
Large-Cap Growth Fund	$127,713	Bond Fund	$12,607
Large-Cap Value Fund	$27,869	Bond Plus Fund	$96,130
Mid-Cap Growth Fund	$25,933	Short-Term Bond Fund	$40,098
Mid-Cap Value Fund	$42,342	High-Yield Fund	$38,637
Small-Cap Equity Fund	$17,765	Tax-Exempt Bond Fund	$89,582
Equity Index Fund	$111,648	Inflation-Linked Bond Fund	$48,430
Social Choice Equity Fund	$32,451	Money Market Fund	$387,407

          Payments under the Retail Compensation Plan are calculated daily and paid monthly at the annual rate of 0.25% of the average daily net assets for the Retail Class of the Fund. The net 12b-1 fees paid by Retail Class shares of the Bond Index Fund under the Retail Compensation Plan (the only Fund operational under this Plan during the 2009 fiscal year) amounted to $110 for the fiscal year ended September 30, 2009.

          Payments by a Fund under the Premier Class Distribution Plan are calculated daily and paid monthly at the annual rate of 0.15% of the average daily net assets of the Premier Class of the Fund. For the fiscal year ended September 30, 2009, the table below reflects the net amount of 12b-1 fees paid by Premier Class shares of each Fund under the Premier Class Distribution Plan:

Fund	12b-1 Fees Paid	Fund	12b-1 Fees Paid

Growth & Income Fund	$1	Social Choice Equity Fund	$1
International Equity Fund	$1	Real Estate Securities Fund	$1
Large-Cap Growth Fund	$1	Bond Fund	$1
Large-Cap Value Fund	$1	Bond Plus Fund	$1
Mid-Cap Growth Fund	$1	Short-Term Bond Fund	$1
Mid-Cap Value Fund	$1	High-Yield Fund	$1
Small-Cap Equity Fund	$1	Inflation-Linked Bond Fund	$1
Equity Index Fund	$1	Money Market Fund	$1
International Equity Index Fund	$1

          Note that no 12b-1 plan payments were made by the Emerging Markets Equity and Emerging Markets Equity Index Funds because these Funds are newly operational.

          Amounts paid to TPIS by any class of shares of a Fund will not be used to pay the expenses incurred with respect to any other class of shares of that Fund; provided, however, that expenses attributable to the Fund as a whole will be allocated, to the extent permitted by law, according to a formula based upon gross sales dollars and/or average daily net assets of each such class, as may be approved from time to time by vote of the Board. From time to time, a Fund may participate in joint distribution activities with other mutual funds and the costs of those activities that are not otherwise directly attributable to a particular Fund will be borne by the Fund in proportion to the relative NAVs of the participating funds.

          The Distribution Plans have been approved by a majority of the trustees, including a majority of the trustees who are not interested persons of the Trust and who have no direct or indirect interest in the financial operation of either Distribution Plan (the “Independent Trustees”), by votes cast in person at a meeting called for the purpose of voting on such Distribution Plans. In adopting the Distribution Plans, the trustees concluded that the

Distribution Plans would benefit the Retail Class or Premier Class shareholders of each Fund, as applicable.

          One of the potential benefits of the Distribution Plans is that payments to TPIS (and from TPIS to other intermediaries) could lead to increased sales and reduced redemptions, which could assist a Fund in achieving scale and could contribute to the Fund’s longer-term viability. Furthermore, the investment management of a Fund could be enhanced, as net inflows of cash from new sales might enable its portfolio management team to take advantage of attractive investment opportunities, and reduced redemptions could eliminate the potential need to liquidate attractive securities positions in order to raise the funds necessary to meet the redemption requests.

          Pursuant to the Distribution Plans, at least quarterly, TPIS provides the Funds with a written report of the amounts expended under the Plans and the purpose for which these expenditures were made. The trustees review these reports on a quarterly basis to determine their continued appropriateness.

          Each Distribution Plan provides that it continues in effect only as long as its continuance is approved at least annually by a majority of both the trustees and the Independent Trustees. Each Distribution Plan provides that it may be terminated without penalty with respect to any Fund at any time: (a) by a vote of a majority of the Independent Trustees; or (b) by a vote of a majority of the votes attributable to the Retail Class shares or Premier Class shares of that Fund, as applicable. Each Distribution Plan further provides that it may not be amended to increase materially the maximum amount of fees specified therein with respect to a Fund without the approval of a majority of the votes attributable to such Fund’s Retail Class or Premier Class shares, as applicable. In addition, the Distribution Plans provide that no material amendment to the Plans will, in any event, be effective unless it is approved by a majority of both the trustees and the Independent Trustees with respect to the applicable Fund or Class. The Retail Class and Premier Class shareholders of each Fund have exclusive voting rights with respect to the application of the Distribution Plan with respect to the applicable share classes of each Fund.

INDEMNIFICATION OF SHAREHOLDERS

          Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (“DSTA”) provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Declaration of Trust expressly provides that the Trust has been organized under the DSTA and that the Declaration of Trust is to be governed by and interpreted in accordance with Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refuse to apply Delaware law, in which case shareholders of the Trust could possibly be subject to personal liability.

          To guard against this risk, the Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its trustees,

TIAA-CREF Funds  ■  Statement of Additional Information  B-45

(ii) provides for the indemnification out of property of the Trust of any shareholders held personally liable for any obligations of the Trust or any series thereof, and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refuses to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of DSTA, the nature of Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of a series of the Trust is remote.

INDEMNIFICATION OF TRUSTEES

          The Declaration of Trust further provides that Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding threatened against or otherwise involving such trustee or officer, directly or indirectly, by reason of being or having been a trustee or officer of the Trust. The Declaration of Trust does not authorize the Trust to indemnify any trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person’s duties.

LIMITATION OF FUND LIABILITY

          All persons dealing with a Fund must look solely to the property of that particular Fund for the enforcement of any claims against that Fund, as neither the trustees, officers, agents nor shareholders assume any personal liability for obligations entered into on behalf of a Fund or the Trust. No Fund is liable for the obligations of any other Fund.

SHAREHOLDER MEETINGS AND VOTING RIGHTS

          Under the Declaration of Trust, the Trust is not required to hold annual meetings to elect trustees or for other purposes. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or the Declaration of Trust, although the Trust may do so periodically. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than 75% of the trustees holding office were elected by the shareholders of the Trust. The Trust may also hold special meetings to change fundamental policies, approve a management agreement, or for other purposes. The Funds will mail proxy materials to shareholders for these meetings, and the Trust encourages shareholders who cannot attend to vote by proxy.

          Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the net asset value represented by the outstanding shares of the Trust may elect all of the trustees, in which case the holders of the remaining shares would not be able to elect any trustees. Shareholders are entitled to one vote for each dollar of net asset value they own, so that the number of votes a shareholder has is determined by multiplying the number of shares of each Fund held times the next asset value per share of the applicable Fund.

SHARES

          The Trust is authorized to issue an unlimited number of shares of beneficial interest in the Funds. Shares are divided into and may be issued in a designated series representing beneficial interests in one of the Fund’s investment portfolios.

          Each share of a series issued and outstanding is entitled to participate equally in dividends and distributions declared by such series and, upon liquidation or dissolution, in net assets allocated to such series remaining after satisfaction of outstanding liabilities. The shares of each series, when issued, will be fully paid and non-assessable and have no preemptive or conversion rights.

ADDITIONAL FUNDS OR CLASSES

          Pursuant to the Declaration of Trust, the trustees may establish additional Funds (technically, “series” of shares) or “classes” of shares in the Trust without shareholder approval. The trustees have established another series of funds of the Trust, known as the “Lifecycle Funds,” which are addressed in separate prospectuses and a separate statement of additional information. The establishment of additional Funds or classes does not affect the interests of current shareholders in the existing Funds or their classes.

DIVIDENDS AND DISTRIBUTIONS

          Each share of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund as are declared in the discretion of the trustees. In the event of the liquidation or dissolution of the Trust as a whole or any individual Fund, shares of the affected Fund are entitled to receive their proportionate share of the assets that are attributable to such shares and which are available for distribution as the trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and nonassessable.

PRICING OF SHARES

          The share price of each Fund is determined based on the Fund’s net asset value. The assets of each Fund are valued as of the close of each valuation day in the following manner:

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE READILY AVAILABLE

          Investments for which market quotations are readily available are valued at the market value of such investments, determined as follows:

EQUITY SECURITIES

          Equity securities listed or traded on a national market or exchange are valued based on their sale price on such market or exchange at the close of business (usually 4:00 p.m. Eastern Time) on the date of valuation, or at the mean of the closing bid and asked prices if no sale is reported. For securities traded on NASDAQ, the closing price quoted by NASDAQ for that security

B-46  Statement of Additional Information  ■  TIAA-CREF Funds

(either the NASDAQ Official Closing Price or the Closing Cross price) is used. Equity securities that are traded on neither a national securities exchange nor on NASDAQ are valued at the last sale price at the close of business on the New York Stock Exchange, if a last sale price is available, or otherwise at the mean of the closing bid and asked prices. Such an equity security may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees if events materially affecting its value occur between the time its price is determined and the time a Fund’s NAV is calculated.

FOREIGN INVESTMENTS

          Investments traded on a foreign exchange or in foreign markets are valued at the last sale price or official closing price reported on the local exchange where traded and converted to U.S. dollars at the prevailing rates of exchange on the date of valuation. Since the trading of investments on a foreign exchange or in foreign markets is normally completed before the end of a valuation day, such valuation does not take place contemporaneously with the determination of the valuation of certain other investments held by the Fund of the Fund’s net asset value. If events materially affecting the value of foreign investments occur between the time their share price is determined and the time when a Fund’s net asset value is calculated, such investments will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. The fair value of foreign securities may be determined with the assistance of a pricing service, which attempts to calculate a fair value for securities based on numerous factors including correlations of a securities price with securities indices and other appropriate indicators, such as ADRs and futures contracts.

DEBT SECURITIES

          Debt securities (excluding money market instruments) with remaining maturities of more than 60 days for which market quotations are readily available are valued based on the most recent bid price or the equivalent quoted yield for such securities (or those of comparable maturity, quality and type). These values will be derived utilizing an independent pricing services, except when it is believed that the prices do not accurately reflect the security’s fair value.

          Values for money market instruments (other than those in the Money Market Fund) with maturities of more than 60 days are valued in the same manner as debt securities stated in the preceding paragraph, or derived from a pricing matrix that has various types of money market instruments along one axis and various maturities along the other.

          Debt securities with remaining maturities of 60 days or less generally are valued using their amortized cost.

          All debt securities may also be valued at fair value as determined in good faith using procedures approved by the Board of Trustees.

SPECIAL VALUATION PROCEDURES FOR THE MONEY MARKET FUND

          For the Money Market Fund, all of its assets are valued on the basis of amortized cost in an effort to maintain a constant net asset value per share of $1.00. The Board has determined that such valuation is in the best interests of the Fund and its shareholders. Under the amortized cost method of valuation, securities are valued at cost on the date of their acquisition, and thereafter a constant accretion of any discount or amortization of any premium to maturity is assumed. While this method provides certainty in valuation, it may result in periods in which value as determined by amortized cost is higher or lower than the price the Fund would receive if it sold the security. During such periods, the quoted yield to investors may differ somewhat from that obtained by a similar fund that uses available market quotations to value all of its securities.

          The Board of Trustees has established procedures reasonably designed, taking into account current market conditions and the Money Market Fund’s investment objective, to stabilize the net asset value per share for purposes of sales and redemptions at $1.00. These procedures include review by the Board of Trustees, at such intervals as it deems appropriate, to determine the extent, if any, to which the net asset value per share calculated by using available market quotations deviates by more than 1/2 of one percent from $1.00 per share. In the event such deviation should exceed 1/2 of one percent, the Board of Trustees will promptly consider initiating corrective action. If the Board of Trustees believes that the extent of any deviation from a $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing shareholders, it will take such steps as it considers appropriate to eliminate or reduce these consequences to the extent reasonably practicable. Such steps may include: (1) selling securities prior to maturity; (2) shortening the average maturity of the Fund; (3) withholding or reducing dividends; or (4) utilizing a net asset value per share determined from available market quotations. Even if these steps were taken, the Money Market Fund’s net asset value might still decline.

OPTIONS AND FUTURES

          Portfolio investments underlying options are valued as described above. Stock options written by a Fund are valued at the last quoted sale price, or at the closing bid price if no sale is reported for the day of valuation as determined on the principal exchange on which the option is traded. The value of a Fund’s net assets will be increased or decreased by the difference between the premiums received on writing options and the costs of liquidating such positions measured by the closing price of the options on the date of valuation.

          For example, when a Fund writes a call option, the amount of the premium is included in the Fund’s assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the call. Thus, if the current market value of the call exceeds the premium received, the excess would be unrealized depreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized appreciation. If a call expires or if the Fund enters into a closing purchase transaction, it realizes a gain (or a loss if the cost of the transaction exceeds the premium received when the call was written) without regard to any unrealized appreciation or depreciation in the underlying securities, and the liability related to such call is extinguished. If a call is exercised, the Fund realizes a gain or loss from the sale of the underlying securities

TIAA-CREF Funds  ■  Statement of Additional Information  B-47

and the proceeds of the sale are increased by the premium originally received.

          A premium paid on the purchase of a put will be deducted from a Fund’s assets and an equal amount will be included as an investment and subsequently adjusted to the current market value of the put. For example, if the current market value of the put exceeds the premium paid, the excess would be unrealized appreciation; conversely, if the premium exceeds the current market value, such excess would be unrealized depreciation.

          Stock and bond index futures, and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of such commodities exchanges.

INVESTMENTS FOR WHICH MARKET QUOTATIONS ARE NOT READILY AVAILABLE

          Portfolio securities or other assets for which market quotations are not readily available will be valued at fair value as determined in good faith using procedures approved by the Board of Trustees. For more information about the Funds’ fair value pricing procedures, see “Calculating Share Price” in the Prospectus.

TAX STATUS

          The following discussion of the federal tax status of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI. Tax law is subject to change by legislative, administrative or judicial action.

          This discussion does not address all aspects of taxation (including state, local and foreign taxes) that may be relevant to particular shareholders in light of their own investment or tax circumstances, or to particular types of shareholders (including insurance companies, tax-deferred retirement plans, financial institutions, broker-dealers, foreign corporations and persons who are not citizens or residents of the United States) subject to special treatment under the federal income tax laws. This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis.

          YOU ARE ADVISED TO CONSULT YOUR OWN TAX ADVISOR WITH RESPECT TO THE TAX CONSEQUENCES OF AN INVESTMENT IN A FUND IN LIGHT OF YOUR PARTICULAR CIRCUMSTANCES. THIS DISCUSSION IS NOT INTENDED AS A SUBSTITUTE FOR CAREFUL TAX PLANNING.

QUALIFICATION AS REGULATED INVESTMENT COMPANY

          Each Fund is treated as a separate taxpayer for federal income tax purposes. The Emerging Markets Equity and Emerging Markets Equity Index Funds each intend to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and to qualify as a regulated investment company each year. Each other Fund has elected to be treated as a regulated investment company under Subchapter M of Chapter 1 of the Code and intends to qualify as a regulated investment company each year. If a Fund: (1) continues to qualify as a regulated investment company, and (2) distributes to its shareholders an amount at least equal to the sum of 90% of its investment company taxable income (including for this purpose its net ordinary investment income and realized net short-term capital gains) and 90% of its tax-exempt interest income (reduced by certain expenses) (the “90% distribution requirement”), which the Trust intends each Fund to do, then under the provisions of Subchapter M of the Code the Fund should have little or no liability for federal income taxes. In particular, a Fund will not be subject to federal income tax on the portion of its investment company taxable income and net capital gain (i.e., realized net long-term capital gain in excess of realized net short-term capital loss) it distributes to shareholders (or treats as having been distributed to shareholders).

          Each Fund generally will endeavor to distribute (or treat as deemed distributed) to shareholders all of its investment company taxable income and its net capital gain, if any, for each taxable year so that it will not incur federal income taxes on its earnings.

          A Fund must meet several requirements to maintain its status as a regulated investment company. These requirements include the following: (1) at least 90% of its gross income for each taxable year must be derived from (a) dividends, interest, payments with respect to loaned securities, gains from the sale or disposition of securities (including gains from related investments in foreign currencies), and other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; and (b) net income derived from an interest in a qualified publicly traded partnership (“PTP”); and (2) at the close of each quarter of the Fund’s taxable year, (a) at least 50% of the value of the Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities that, with respect to any one issuer, do not represent more than 5% of the value of the total assets of the Fund or more than 10% of the outstanding voting securities of such issuer; or more than 10% of a PTP’s equity securities and (b) the Fund must not invest more than 25% of its total assets in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), the securities of two or more issuers that are controlled by the Fund and that are engaged in the same or similar trades or businesses or related trades or business, or the securities of one or more PTPs.

          If for any taxable year a Fund fails to qualify as a regulated investment company or fails to satisfy the 90% distribution requirement, then all of its taxable income would be subject to federal, and possibly state, income tax at regular corporate rates (without any deduction for distributions to its shareholders) and distributions to its shareholders would generally constitute ordinary income (including dividends derived from interest on tax-exempt obligations) to the extent of such Fund’s available earnings and profits).

EQUALIZATION ACCOUNTING

          Each Fund may use the so-called “equalization method” of accounting to allocate a portion of its “earnings and profits,” which generally equals a Fund’s undistributed net investment income and realized capital gains, with certain adjustments, to redemption proceeds. This method permits a Fund to achieve more balanced distributions for both continuing and redeeming shareholders. Although using this method generally will not affect a Fund’s total returns, it may reduce the amount that the Fund would otherwise distribute to continuing shareholders by reducing

B-48  Statement of Additional Information  ■  TIAA-CREF Funds

the effect of redemptions of Fund shares on Fund distributions to shareholders. However, the IRS has not expressly sanctioned the particular equalization method used by a Fund, and thus the Fund’s use of this method may be subject to IRS scrutiny.

DISTRIBUTIONS TO AVOID FEDERAL EXCISE TAX

          A regulated investment company generally must distribute in each calendar year an amount equal to at least the sum of: (1) 98% of its ordinary taxable income for the year, (2) 98% of its capital gain net income for the twelve months ended on October 31 of that calendar year, and (3) any ordinary income or net capital gain income not distributed or taxed for prior years (the “excise tax avoidance requirements”). To the extent that a regulated investment company fails to do this, it is subject to a 4% nondeductible federal excise tax on undistributed earnings. Therefore, in order to avoid the federal excise tax, each Fund must make (and the Trust intends that each will make) the foregoing distributions.

CAPITAL LOSS CARRYFORWARDS

          As of September 30, 2009, the following Funds have capital loss “carryforwards” as indicated below. To the extent provided in the Code and regulations thereunder, a Fund may carry forward such capital losses to offset realized capital gains in future years. To the extent that these losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders because they would be taxable as ordinary income.

          Due to the reorganization on April 20, 2007, involving the TIAA-CREF Mutual Funds into a corresponding series of the Funds, the use of capital loss carryforwards in future fiscal years for the Growth & Income Fund may be subject to limitations under the Code and Regulations thereunder.

          Due to the reorganization on June 12, 2009, involving the TIAA-CREF Mid-Cap Blend Index Fund, TIAA-CREF Mid-Cap Growth Index Fund and the TIAA-CREF Mid-Cap Value Index Fund into the TIAA-CREF Equity Index Fund, the use of capital losses and capital loss carryforwards in future fiscal years by the TIAA-CREF Equity Index Fund may be subject to limitations under the Code and Regulations thereunder.

          Due to the reorganization on June 12, 2009, involving the TIAA-CREF Small-Cap Growth Index Fund and the TIAA-CREF Small-Cap Value Index Fund into the TIAA-CREF Fund Small-Cap Blend Index Fund, the use of capital losses and capital loss carryforwards in future fiscal years by the TIAA-CREF Small-Cap Blend Index Fund may be subject to limitations under the Code and Regulations thereunder.

	Date of Expiration

Fund	9/30/10	9/30/11	9/30/12	9/30/13	9/30/14	9/30/15	9/30/16	9/30/17	Total

Growth & Income	$4,906,120	$—	$—	$—	$—	$—	$—	$42,173,429	$47,079,549
International Equity	—	—	—	—	—	—	—	428,924,333	428,924,333
Large-Cap Growth	60,601,952	9,870,740	1,691,917	—	—	—	—	47,706,126	119,870,735
Large-Cap Value	—	—	—	—	—	—	141,610	163,721,352	163,862,962
Mid-Cap Growth	—	—	—	—	—	—	—	36,202,757	36,202,757
Mid-Cap Value	—	—	—	—	—	—	—	36,381,698	36,381,698
Small-Cap Equity	—	—	—	—	—	—	2,890,078	53,285,757	56,175,835
Large-Cap Growth Index	—	—	—	—	—	—	—	16,633,304	16,633,304
Large-Cap Value Index	—	—	—	—	—	—	—	993,800	993,800
Equity Index	—	—	—	—	—	—	21,401,625	14,557,269	35,958,894
S&P 500 Index	—	—	—	—	—	—	—	24,908,460	24,908,460
Small-Cap Blend Index	—	—	—	—	—	—	496,549	634,728	1,131,277
International Equity Index	—	—	—	—	—	—	—	800,640	800,640
Enhanced International Equity Index	—	—	—	—	—	—	1	16,054,631	16,054,632
Enhanced Large-Cap Growth Index	—	—	—	—	—	—	1	6,173,531	6,173,532
Enhanced Large-Cap Value Index	—	—	—	—	—	—	1	2,569,500	2,569,501
Social Choice Equity	—	—	—	—	—	—	—	13,466,640	13,466,640
Real Estate Securities	—	—	—	—	—	—	—	53,761,914	53,761,914
Managed Allocation	—	—	—	—	—	—	—	12,808,552	12,808,552
Bond	—	—	—	—	330,469	17,090,688	—	10,205,753	27,626,910
Bond Plus	—	—	—	4,900,372	120,262	—	1,547,153	12,056,179	18,623,966
Short-Term Bond	—	—	—	2,088,634	501,909	—	—	—	2,590,543
High-Yield	398,437	—	—	—	—	—	—	21,958,925	22,357,362
Inflation-Linked Bond	—	—	—	—	—	2,826,986	—	1,811,107	4,638,093
Money Market	—	—	500	219	373	—	—	—	1,092

INVESTMENTS IN FOREIGN SECURITIES

          Investment income received from sources within foreign countries, or capital gains earned by a Fund investing in securities of foreign issuers, may be subject to foreign income taxes withheld at the source. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 35% or more. The United States has entered into tax treaties with many foreign countries that may entitle a Fund to a reduced rate of tax or exemption from tax on this related income and gains. The effective rate of foreign tax cannot be determined at this time since the amount of a Fund’s assets to be invested within various countries is not now known. The Funds intend to operate so as to qualify for applicable treaty-reduced rates of tax.

          If a Fund qualifies as a regulated investment company under the Code, and if more than 50% of the Fund’s total assets at the close of the taxable year consists of securities of foreign corporations, then the Trust may elect, for U.S. federal income tax purposes, to treat foreign income taxes paid by the Fund (including certain withholding taxes that can be treated as income taxes under U.S. income tax principles) as paid by its shareholders. The International Equity Fund, Emerging Markets Equity Fund, International Equity Index Fund, Emerging Markets Equity

TIAA-CREF Funds  ■  Statement of Additional Information  B-49

Index Fund and Enhanced International Equity Index Fund anticipate that they may qualify for and make this election in most, but not necessarily all, of their taxable years. If a Fund makes such an election, an amount equal to the foreign income taxes paid by the Fund would be included in the income of its shareholders and the shareholders often would be entitled to credit their portions of this amount against their U.S. tax liabilities, if any, or to deduct those portions from their U.S. taxable income, if any. Shortly after any year for which such an election is made, the Fund will report to shareholders, in writing, the amount per share of foreign tax that must be included in each shareholder’s gross income and the amount that will be available as a deduction or credit. Certain limitations based on the unique tax situation of a shareholder may apply to limit the extent to which the credit or the deduction for foreign taxes may be claimed by such shareholder.

          If a Fund acquires stock in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their total assets in investments producing such passive income (“passive foreign investment companies”), that Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. Certain elections may, if available, ameliorate these adverse tax consequences, but any such election requires the applicable Fund to recognize taxable income or gain without the concurrent receipt of cash. Any Fund that acquires stock in foreign corporations may limit and/or manage its holdings in passive foreign investment companies to minimize its tax liability.

          Foreign exchange gains and losses realized by a Fund in connection with certain transactions involving non-dollar debt securities, certain foreign currency futures contracts, foreign currency option contracts, foreign currency forward contracts, foreign currencies, or payables or receivables denominated in a foreign currency are subject to Code provisions that generally treat such gains and losses as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to a Fund’s investment in securities (possibly including speculative currency positions or currency derivatives not used for hedging purposes) could, under future United States Treasury regulations, produce income not among the types of “qualifying income” from which the Fund must derive at least 90% of its annual gross income.

INVESTMENTS WITH ORIGINAL ISSUE DISCOUNT

          Each Fund that invests in certain payment-in-kind instruments, zero coupon securities or certain deferred interest securities (and, in general, any other securities with original issue discount or with market discount if the Fund elects to include market discount in current income) must accrue income on such investments prior to the receipt of the corresponding cash. However, because each Fund must meet the 90% distribution requirement to qualify as a regulated investment company, a

Fund may have to dispose of its portfolio investments under disadvantageous circumstances to generate cash, or may have to leverage itself by borrowing the cash, to satisfy distribution requirements.

OPTIONS, FUTURES, AND SWAPS

          A Fund’s transactions in options contracts and futures contracts are subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by the Fund (that is, may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Fund and defer losses of the Fund. These rules (1) could affect the character, amount and timing of distributions to shareholders of a Fund, (2) could require the Fund to “mark to market” certain types of the positions in its portfolio (that is, treat them as if they were closed out) and (3) may cause the Fund to recognize income without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the excise tax avoidance requirements described above. To mitigate the effect of these rules and prevent disqualification as a regulated investment company, each Fund seeks to monitor its transactions, seeks to make the appropriate tax elections and seeks to make the appropriate entries in its books and records when it acquires any option, futures contract or hedged investment.

          The federal income tax rules applicable to interest rate swaps, caps and floors are unclear in certain respects, and a Fund may be required to account for these transactions in a manner that, in certain circumstances, may limit the degree to which it may utilize these transactions. Among other things, there is uncertainty concerning when income or loss is recognized for tax purposes and whether such income or loss is capital or ordinary. In addition, the application of the diversification tests described above with respect to such instruments is uncertain. As a result, any Fund investing in these instruments may limit and/or manage its holdings of these instruments in order to avoid disqualification of the Fund as a regulated investment company and to minimize the potential negative tax consequences to the Fund from a successful challenge by the IRS with respect to the Fund’s treatment of these instruments.

SHAREHOLDER TAXATION

          The following discussion of certain federal income tax issues of shareholders of the Funds is a general and abbreviated summary based on tax laws and regulations in effect on the date of this SAI.

          Tax law is subject to change by legislative, administrative or judicial action. The following discussion relates solely to U.S. federal income tax law as applicable to U.S. taxpayers (e.g., U.S. residents and U.S. domestic corporations, partnerships, trusts or estates). The discussion does not address special tax rules applicable to certain classes of investors, such as qualified retirement accounts or trusts, tax-exempt entities, insurance companies, banks and other financial institutions or non-U.S. taxpayers. Dividends, capital gain distributions, and ownership of or gains realized on the redemption (including an exchange) of the shares of a Fund may also be subject to state, local and foreign taxes. Shareholders should consult their own tax advisers as to the federal, state, local or foreign tax consequences of ownership of shares of, and receipt of distributions from, the Funds in their particular circumstances.

B-50  Statement of Additional Information  ■  TIAA-CREF Funds

DISTRIBUTIONS

          Distributions of a Fund’s investment company taxable income are taxable as ordinary income to shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares. Any distribution of a Fund’s net capital gain properly designated by a Fund as “capital gain dividends” is taxable to a shareholder as long-term capital gain regardless of a shareholder’s holding period for his, her or its shares and regardless of whether paid in cash or reinvested in additional shares. Distributions, if any, in excess of earnings and profits usually constitute a return of capital, which first reduces an investor’s tax basis in a Fund’s shares and thereafter (after such basis is reduced to zero) generally gives rise to capital gains. Shareholders electing to receive distributions in the form of additional shares have a cost basis for federal income tax purposes in each share so received equal to the amount of cash they would have received had they elected to receive the distributions in cash.

          At a Fund’s option, it may retain some or all of its net capital gain for a tax year, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, the Fund pays tax on the retained amount for the benefit of its shareholders, the shareholders are required to report their share of the deemed distribution on their tax returns as if it had been distributed to them, and the shareholders may report a credit for the tax paid thereon by the Fund. The amount of the deemed distribution net of such tax is added to the shareholder’s cost basis for his, her or its shares. Since the Funds are expected to pay tax on any retained net capital gain at their regular corporate capital gain tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gain, the amount of tax that individual shareholders are treated as having paid will exceed the amount of tax that such shareholders would be required to pay on the retained net capital gains. A shareholder that is not subject to U.S. federal income tax or tax on long-term capital gains should be able to file a return on the appropriate form or a claim for refund that allows such shareholder to recover the taxes paid on his, her or its behalf. In the event the Funds choose this option, they must provide written notice to the shareholders prior to the expiration of 60 days after the close of the relevant tax year.

          Any dividend declared by a Fund in October, November, or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, is treated as if it had been received by the shareholders on December 31 of the year in which the dividend was declared.

BUYING A DIVIDEND

          An investor should consider the tax implications of buying shares just prior to a distribution. Even if the price of the shares includes the amount of the forthcoming distribution, the shareholder generally will be taxed upon receipt of the distribution and is not entitled to offset the distribution against the tax basis in his, her or its shares. In addition, an investor should be aware that, at the time he, she or it purchases shares of a Fund, a portion of the purchase price is often attributable to realized or unrealized appreciation in the Fund’s portfolio or undistributed taxable income of the Fund. Subsequent distributions from such appreciation or income may be taxable to such investor even if the net asset value of the investor’s shares is, as a result of the distributions, reduced below the investor’s cost for such shares, and the distributions in reality represent a return of a portion of the purchase price.

QUALIFIED DIVIDEND INCOME

          Individual shareholders may be eligible to treat a portion of a Fund’s ordinary income dividends as “qualified dividend income” that is subject to tax at the same reduced maximum rates applicable to long-term capital gains. Corporations are not eligible for the reduced maximum rates on qualified dividend income. The Fund must designate the portion of its distributions that are eligible to be treated as qualified dividend income in a written notice within 60 days of the close of the relevant taxable year. In general, the maximum amount of distributions that may be designated as qualified dividend income for that taxable year is the total amount of qualified dividend income received by that Fund during such year. If the qualified dividend income received by a Fund is equal to 95% (or a greater percentage) of the Fund’s gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualified dividend income. In order to constitute qualified dividend income to the Fund, a dividend must be received from a U.S. domestic corporation (other than dividends from tax-exempt corporations and certain dividends from real estate investment trusts and other regulated investment companies) or a qualified foreign corporation. In addition, the dividend must be paid in respect of the stock that has been held by the Fund, for federal income tax purposes, for at least 61 days during the 121-day period that begins 60 days before the stock becomes ex-dividend. In order to be eligible to treat a dividend from a Fund as qualified dividend income, individual shareholders must also meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. Little, if any, of the ordinary dividends paid by the Fixed-Income Funds or the Money Market Fund are expected to constitute qualified dividend income. These special rules relating to qualified dividend income apply to taxable years beginning before January 1, 2011. Without additional Congressional action, all of the Funds’ ordinary income dividends for taxable years beginning on or after such date will be subject to taxation at ordinary income rates.

DIVIDENDS-RECEIVED DEDUCTION

          The Trust’s ordinary income dividends to corporate shareholders may, if certain conditions are met, qualify for the dividends-received deduction to the extent that the Fund has received qualifying dividend income during the taxable year. Capital gain dividends distributed by the Fund are not eligible for the dividends-received deduction. In order to constitute a qualifying dividend, a dividend must be from a U.S. domestic corporation in respect of the stock of such corporation that has been held by the Fund, for federal income tax purposes, for at least 46 days during the 91-day period that begins 45 days before the stock becomes ex-dividend (or, in the case of preferred stock, 91 days during the 181-day period that begins 90 days before the stock becomes ex-dividend). The Fund must also designate the

TIAA-CREF Funds  ■  Statement of Additional Information  B-51

portion of any distribution that is eligible for the dividends-received deduction in a written notice within 60 days of the close of the relevant taxable year. In addition, in order to be eligible to claim the dividends-received deduction with respect to distributions from a Fund, corporate shareholders must meet the foregoing minimum holding period requirements with respect to their shares of the applicable Fund. If a corporation borrows to acquire shares of a Fund, it may be denied a portion of the dividends-received deduction it would otherwise be eligible to claim. The entire qualifying dividend, including the otherwise deductible amount, is included in determining the excess (if any) of a corporate shareholder’s adjusted current earnings over its alternative minimum taxable income, which may increase its alternative minimum tax liability. Additionally, any corporate shareholder should consult its tax adviser regarding the possibility that its basis in its shares may be reduced, for federal income tax purposes, by reason of “extraordinary dividends” received with respect to the shares, for the purpose of computing its gain or loss on redemption or other disposition of the shares.

GAINS AND LOSSES ON REDEMPTIONS

          A shareholder generally recognizes taxable gain or loss on a sale or redemption (including by exercise of the exchange privilege) of his, her or its shares. The amount of the gain or loss is measured by the difference between the shareholder’s adjusted tax basis in his, her or its shares and the amount of the proceeds received in exchange for such shares. Any gain or loss arising from (or, in the case of distributions in excess of earnings and profits, treated as arising from) the sale or redemption of shares generally is a capital gain or loss. This capital gain or loss normally is treated as a long-term capital gain or loss if the shareholder has held his, her or its shares for more than one year at the time of such sale or redemption; otherwise, it generally will be classified as short-term capital gain or loss. If, however, a shareholder receives a capital gain dividend with respect to any share of a Fund, and if the share is sold before it has been held by the shareholder for at least six months, then any loss on the sale or exchange of the share, to the extent of the capital gain dividend, is treated as a long-term capital loss.

          In addition, all or a portion of any loss realized upon a taxable disposition of shares may be disallowed if other shares of the same Fund are purchased (including any purchase through a reinvestment of distributions from the Fund) within 30 days before or after the disposition. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Also, if a shareholder who incurred a sales charge on the acquisition of shares of a Fund sells his, her or its shares within 90 days of purchase and subsequently acquires shares of another Fund of the Trust on which a sales charge normally is imposed without paying such sales charge in accordance with the exchange privilege described in the prospectuses, such shareholder will not be entitled to include the amount of the sales charge in his, her or its basis in the shares sold for purposes of determining gain or loss. In these cases, any gain on the disposition of the shares of the Fund is increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the adjusted basis of the shares of the Fund subsequently acquired.

LONG-TERM CAPITAL GAINS

          In general, non-corporate shareholders currently are subject to a maximum federal income tax rate of 15% (or 0% in the case of individual investors who are in the 10% or 15% tax bracket) on their net long-term capital gain (the excess of net long-term capital gain over net short-term capital loss) for a taxable year (including a long-term capital gain derived from an investment in the shares), while other income may be taxed at rates as high as 35%. These maximum rates on long-term capital gains apply to taxable years beginning prior to January 1, 2011. Without additional Congressional action, the maximum federal income tax rate on capital gains for taxable years beginning on or after such date will be 20% (10% in the case of individual investors who are in the 10% or 15% bracket). Corporate taxpayers currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Tax rates imposed by states and local jurisdictions on capital gain and ordinary income may differ.

DEDUCTION OF CAPITAL LOSSES

          Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

REPORTS TO SHAREHOLDERS

          The Fund sends to each of their shareholders, as promptly as possible after the end of each calendar year, a notice detailing on a per share and per distribution basis, the amounts includible in such shareholder’s taxable income for such year as ordinary income (including any portion eligible to be treated as qualified dividend income or to be deducted pursuant to the dividends-received deduction) and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally is reported to the IRS.

BACKUP WITHHOLDING

          The Trust may be required to withhold U.S. federal income tax (“backup withholding”) from all distributions payable to: (1) any shareholder who fails to furnish the Fund with his, her or its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. The backup withholding is not an additional tax and may be returned or credited against a taxpayer’s regular federal income tax liability if appropriate information is provided to the IRS.

SHARES HELD IN CERTAIN CUSTODY ACCOUNTS

          Shares held in custody accounts as permitted by Code Sections 403(b)(7) and 408 (IRAs) are subject to special tax treatment. The federal income tax on earnings in such accounts is deferred, and there are restrictions on the amounts that can be

B-52  Statement of Additional Information  ■  TIAA-CREF Funds

distributed from such accounts without adverse federal income tax consequences for investors in such accounts. Distributions from such accounts may be subject to taxation as ordinary income in the year distributed and investors in such accounts may have to pay a penalty tax for certain distributions. Shareholders invested through such accounts should consult their tax adviser or TIAA-CREF for more information.

TREATMENT OF TAX-EXEMPT BOND FUND

          The Tax-Exempt Bond Fund expects to qualify to pay “exempt-interest dividends” which may be treated by shareholders as items of interest that is exempt from regular federal income tax. (Distributions derived from net long-term capital gains of the Tax-Exempt Bond Fund will ordinarily be taxable to shareholders as long-term capital gains, and any distributions derived from taxable interest income, net short-term capital gains and certain net realized foreign exchange gains will be taxable to shareholders as ordinary income.) The recipient of exempt-interest dividends is required to report such income on his or her federal income tax returns, but if a shareholder borrows funds to purchase or carry shares of the Tax-Exempt Bond Fund, interest paid on such debt is not deductible. In addition, exempt-interest dividends will be taken into account in determining the extent to which a shareholder’s Social Security or certain railroad retirement benefits are taxable. Any losses realized by shareholders who dispose of shares of the Tax-Exempt Bond Fund with a tax holding period of six months or less are disallowed to the extent of any exempt-interest dividends received with respect to such shares.

          The Tax-Exempt Bond Fund may invest a portion of its assets in private activity bonds, the interest from which (including the Fund’s distributions attributable to such interest) may be a preference item for purposes of federal alternative minimum tax (AMT), both individual and corporate. Income from securities that is a preference item is included in the computation of the AMT and, in the case of corporations, all exempt-interest income, whether or not attributable to private activity bond interest, may increase a corporate shareholder’s liability, if any, for AMT.

          Shareholders who have not held shares of the Tax-Exempt Bond Fund for such fund’s full taxable year may have designated as tax-exempt interest or as a tax-preference item a percentage distribution which is not equal to the actual amount of tax-exempt income or tax-preference income earned by the Fund during the period of their investment.

          A portion of the dividends to shareholders from the Tax-Exempt Bond Fund may be exempt from state and local taxes. Income from investments in the shareholder’s state of residence is generally tax-exempt. The Tax-Exempt Bond Fund will direct the Transfer Agent to send shareholders a breakdown of income from each state in order to aid them in preparing tax returns.

BROKERAGE ALLOCATION

          Advisors is responsible for decisions to buy and sell securities for the Funds as well as for selecting brokers and, where applicable, negotiating the amount of the commission rate paid. It is the intention of Advisors to place brokerage orders with the objective of obtaining the best execution, which includes such factors as best price, research and available data. Advisors may consider other factors, including, among others, the broker’s reputation, specialized expertise, special capabilities or efficiency. When purchasing or selling securities traded on the over-the-counter market, Advisors generally will execute the transactions with a broker engaged in making a market for such securities. When Advisors deems the purchase or sale of a security to be in the best interests of more than one Fund, it may, consistent with its fiduciary obligations, decide either to buy or to sell a particular security for the Fund at the same time as for other funds it may be managing, or that may be managed by its affiliate, Investment Management, another investment adviser subsidiary of TIAA. In that event, allocation of the securities purchased or sold, as well as the expenses incurred in the transaction, will be made in an equitable manner.

          Domestic brokerage commissions are negotiated, as there are no standard rates. All brokerage firms provide the service of execution of the order made; some brokerage firms also provide research and statistical data, and research reports on particular companies and industries are customarily provided by brokerage firms to large investors. In negotiating commissions, consideration is given by Advisors to the quality of execution provided and to the use and value of the data. The valuation of such data may be judged with reference to a particular order or, alternatively, may be judged in terms of its value to the overall management of the portfolio or the portfolios of other clients.

          Advisors may place orders with brokers providing useful research and statistical data services even if lower commissions may be available from brokers not providing such services. When doing so, Advisors will determine in good faith that the commissions negotiated are reasonable in relation to the value of the brokerage and research provided by the broker viewed in terms of either that particular transaction or of the overall responsibilities of Advisors to the Funds or other clients. In reaching this determination, Advisors will not necessarily place a specific dollar value on the brokerage or research services provided nor determine what portion of the broker’s compensation should be related to those services.

          Research or services obtained for one Fund may be used by Advisors in managing other Funds and other investment company clients and advisory clients of Advisors. If such research or services are obtained for cash and not through the allocation of brokerage commissions, then the expenses incurred will be allocated equitably consistent with Advisors’ fiduciary duty to the other Funds. Research or services obtained for the Trust also may be used by personnel of Advisors in managing other investment company accounts, or by Investment Management for the CREF accounts. If such research or services are obtained for

TIAA-CREF Funds  ■  Statement of Additional Information  B-53

cash, the expenses incurred will be allocated in an equitable manner consistent with the fiduciary obligations of personnel of Advisors to the Trust.

          The following table shows the aggregate amount of brokerage commissions paid by the Funds to firms that provided research services in fiscal year 2009 (except for the Emerging Markets Equity and Emerging Markets Equity Index Funds, which were not operational during this period). Note that the provision of research services was not necessarily a factor in the placement of all this business with these firms.

Fund	Commissions

Growth & Income Fund	$4,026,163.00
International Equity Fund	$6,415,923.00
Large-Cap Growth Fund	$3,016,169.00
Large-Cap Value Fund	$5,051,053.00
Mid-Cap Growth Fund	$935,564.00
Mid-Cap Value Fund	$3,737,569.00
Small-Cap Equity Fund	$313,970.00
Large-Cap Growth Index Fund	$17,567.00
Large-Cap Value Index Fund	$22,082.00
Equity Index Fund	$48,514.00
S&P 500 Index Fund	$16,140.00
Small-Cap Blend Index Fund	$19,548.00
Enhanced International Equity Index Fund	$203,915.00
Enhanced Large-Cap Growth Index Fund	$102,067.00
Enhanced Large-Cap Value Index Fund	$224,102
International Equity Index Fund	$0.00
Social Choice Equity Fund	$2,930.00
Real Estate Securities Fund	$879,109.00

          The aggregate amount of brokerage commissions paid by the Funds (except for the Emerging Markets Equity and Emerging Markets Equity Index Funds, which are newly operational) for the fiscal years ended September 30, 2007, 2008 and 2009 was as follows:

Fund	2007 Commissions	2008 Commissions	2009 Commissions

Growth & Income Fund	$612,223	$1,935,601	$4,345,332
International Equity Fund	$5,329,865	$12,287,339	$6,471,455
Large-Cap Growth Fund	$453,218	$1,873,780	$3,112,990
Large-Cap Value Fund	$2,469,045	$4,036,405	$5,172,901
Mid-Cap Growth Fund	$446,670	$767,767	$1,072,911
Mid-Cap Value Fund	$922,692	$1,392,734	$3,738,695
Small-Cap Equity Fund	$192,822	$250,082	$647,275
Large-Cap Growth Index Fund	$47,524	$34,405	$27,241
Large-Cap Value Index Fund	$51,441	$47,838	$37,510
Equity Index Fund	$58,945	$44,469	$65,934
S&P 500 Index Fund	$32,561	$51,621	$32,204
Small-Cap Blend Index Fund	$31,806	$24,930	$46,834
Enhanced International Equity Index Fund*	$—	$108,513	$205,539
Enhanced Large-Cap Growth Index Fund*	$—	$29,904	$214,119
Enhanced Large-Cap Value Index Fund*	$—	$32,604	$301,841
International Equity Index Fund	$215,463	$317,802	$311,596
Social Choice Equity Fund	$19,611	$28,733	$26,068
Real Estate Securities Fund	$1,394,864	$929,526	$912,257

*	These three funds were not operational during the fiscal year ended September 30, 2007.

          During the fiscal year ended September 30, 2009, certain of the Funds acquired securities of certain regular brokers or dealers (or such term is defined under Rule 10b-1 of the Investment Company Act of 1940) or their parents. These entities and the value of a Fund’s aggregate holdings in the securities of those entities, as of September 30, 2009, are set forth below:

REGULAR BROKER OR DEALER BASED ON BROKERAGE COMMISSIONS PAID

Fund	Broker	Parent	Holdings (US$)

Growth & Income Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	30,230,453.96
	Bank of America Corp	Bank of America Corp	24,304,344.84
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	23,768,245.50
	Wells Fargo & Co	Wells Fargo & Co	17,316,976.34
	Citigroup Inc	Citigroup Inc	10,407,916.64
	State Street Corp	State Street Corp	9,082,547.20
	MF Global Ltd	MF Global Ltd	2,727,653.11

International Equity Fund	HSBC Holdings PLC	HSBC Holdings PLC	28,532,539.88
	Sumitomo Mitsui Financial Gr	Sumitomo Mitsui Financial Gr	12,497,626.63
	Nomura Holdings Inc	Nomura Holdings Inc	2,296,986.65
	Societe Generale	Societe Generale	1,655,314.05

Large-Cap Growth Fund	Goldman Sachs Group Inc	Goldman Sachs Group Inc	22,889,633.40
	JPMorgan Chase & Co	JPMorgan Chase & Co	6,862,518.74
	Morgan Stanley	Morgan Stanley	6,224,296.32
	Schwab (Charles) Corp	Schwab (Charles) Corp	6,123,174.20

Large-Cap Value Fund	Bank of America Corp	Bank of America Corp	28,071,041.40
	JPMorgan Chase & Co	JPMorgan Chase & Co	24,862,679.24
	Wells Fargo & Co	Wells Fargo & Co	20,329,643.78
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	18,738,255.75
	Citigroup Inc	Citigroup Inc	16,323,146.84
	State Street Corp	State Street Corp	14,060,190.40
	Morgan Stanley	Morgan Stanley	3,129,193.92

Mid-Cap Growth Fund	No Holdings	No Holdings

Mid-Cap Value Fund	State Street Corp	State Street Corp	4,668,565.60
	Fifth Third Bancorp	Fifth Third Bancorp	3,849,400.00
	Jefferies Group Inc (New)	Jefferies Group Inc (New)	2,471,095.27
	Schwab (Charles) Corp	Schwab (Charles) Corp	1,876,700.00
	BB&T Corp	BB&T Corp	1,158,517.20

Small-Cap Equity Fund	Knight Capital Group Inc-A	Knight Capital Group Inc-A	3,029,775.00
	Susquehanna Bancshares Inc.	Susquehanna Bancshares Inc.	1,030,873.69
	Stifel Financial Corp	Stifel Financial Corp	903,105.00
	Oppenheimer Holdings-CL A	Oppenheimer Holdings-CL A	219,150.00

Large-Cap Growth Index Fund	Wells Fargo & Co	Wells Fargo & Co	1,706,552.62
	Schwab (Charles) Corp	Schwab (Charles) Corp	1,571,410.70
	State Street Corp	State Street Corp	1,196,176.60
	Morgan Stanley	Morgan Stanley	826,472.32
	Goldman Sachs Group Inc	Goldman Sachs Group Inc	492,951.90
	TD Ameritrade Holding Corp	TD Ameritrade Holding Corp	439,527.24
	Lazard Ltd-CL A	Lazard Ltd-CL A	275,537.70
	Jefferies Group Inc (New)	Jefferies Group Inc (New)	196,709.52
	Investment Technology Group	Investment Technology Group	9,492.80

B-54  Statement of Additional Information  ■  TIAA-CREF Funds

REGULAR BROKER OR DEALER BASED ON BROKERAGE
COMMISSIONS PAID (continued)

Fund	Broker	Parent	Holdings (US$)

Large-Cap Value Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	15,336,561.80
	Bank of America Corp	Bank of America Corp	13,628,687.76
	Wells Fargo & Co	Wells Fargo & Co	10,631,271.34
	Goldman Sachs	Goldman Sachs	8,119,511.40
	Group Inc	Group Inc
	Citigroup Inc	Citigroup Inc	6,844,587.64
	Morgan Stanley	Morgan Stanley	3,014,907.04
	BB&T Corp	BB&T Corp	1,742,924.16
	State Street Corp	State Street Corp	1,145,996.20
	Fifth Third Bancorp	Fifth Third Bancorp	765,260.72
	Raymond James	Raymond James	217,854.24
	Financial Inc	Financial Inc
	Popular Inc	Popular Inc	168,518.01
	Investment Technology	Investment Technology	99,953.60
	Group	Group
	Jefferies Group Inc	Jefferies Group Inc	69,245.89

Equity Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	21,314,573.84
	Bank of America Corp	Bank of America Corp	18,950,569.20
	Wells Fargo & Co	Wells Fargo & Co	17,336,054.20
	Goldman Sachs	Goldman Sachs	12,014,642.55
	Group Inc	Group Inc
	Citigroup Inc	Citigroup Inc	9,487,716.48
	Morgan Stanley	Morgan Stanley	5,445,965.92
	State Street Corp	State Street Corp	3,342,572.20
	BB&T Corp	BB&T Corp	2,419,266.12
	Schwab (Charles) Corp	Schwab (Charles) Corp	2,361,922.70
	Fifth Third Bancorp	Fifth Third Bancorp	1,042,974.67
	TD Ameritrade	TD Ameritrade	665,431.92
	Holding Corp	Holding Corp
	Jefferies Group Inc (New)	Jefferies Group Inc (New)	411,363.61
	Lazard Ltd-CL A	Lazard Ltd-CL A	402,772.50
	Raymond James	Raymond James	295,888.80
	Financial Inc	Financial Inc
	Knight Capital	Knight Capital	265,589.25
	Group Inc-A	Group Inc-A
	Popular Inc	Popular Inc	234,159.86
	Stifel Financial Corp	Stifel Financial Corp	195,059.70
	Investment Technology	Investment Technology	157,385.04
	Group	Group
	KBW Inc	KBW Inc	146,375.46
	Piper Jaffray Cos	Piper Jaffray Cos	121,351.96
	MF Global Ltd	MF Global Ltd	100,311.46
	Susquehanna	Susquehanna	65,561.59
	Bancshares Inc	Bancshares Inc
	Broadpoint Gleacher	Broadpoint Gleacher	38,222.22
	Securities Group Inc	Securities Group Inc
	LaBranche & Co Inc	LaBranche & Co Inc	34,601.80
	Oppenheimer	Oppenheimer	30,364.45
	Holdings-CL A	Holdings-CL A
	FBR Capital Markets Corp	FBR Capital Markets Corp	16,491.33
	Thomas Weisel	Thomas Weisel	11,555.76
	Partners Group	Partners Group

REGULAR BROKER OR DEALER BASED ON BROKERAGE
COMMISSIONS PAID (continued)

Fund	Broker	Parent	Holdings (US$)

S&P 500 Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	20,359,648.40
	Bank of America Corp	Bank of America Corp	17,329,734.72
	Wells Fargo & Co	Wells Fargo & Co	15,557,135.34
	Goldman Sachs	Goldman Sachs	11,134,371.30
	Group Inc	Group Inc
	Citigroup Inc	Citigroup Inc	7,456,842.80
	Morgan Stanley	Morgan Stanley	4,943,795.36
	State Street Corp	State Street Corp	3,093,616.40
	BB&T Corp	BB&T Corp	2,195,979.84
	Schwab (Charles) Corp	Schwab (Charles) Corp	2,144,397.85
	Fifth Third Bancorp	Fifth Third Bancorp	952,301.04

Small-Cap Blend Index Fund	Knight Capital	Knight Capital	1,358,940.00
	Group Inc-A	Group Inc-A
	Stifel Financial Corp	Stifel Financial Corp	1,100,854.80
	KBW Inc	KBW Inc	758,845.44
	Piper Jaffray Cos	Piper Jaffray Cos	634,962.32
	MF Global Ltd	MF Global Ltd	472,855.34
	Susquehanna	Susquehanna	343,263.31
	Bancshares Inc	Bancshares Inc
	Broadpoint Gleacher	Broadpoint Gleacher	289,281.24
	Securities Group Inc	Securities Group Inc
	Oppenheimer	Oppenheimer	155,742.60
	Holdings-CL A	Holdings-CL A
	LaBranche & Co Inc	LaBranche & Co Inc	127,472.80
	Thomas Weisel	Thomas Weisel	74,909.52
	Partners Group	Partners Group
	FBR Capital Markets Corp	FBR Capital Markets Corp	72,245.19

Enhanced International
Equity Index Fund	HSBC Holdings PLC	HSBC Holdings PLC	6,245,226.26
	Banco Santander SA	Banco Santander SA	6,078,001.26
	BNP Paribas	BNP Paribas	3,073,379.91
	Societe Generale	Societe Generale	2,093,702.95
	Sumitomo Mitsui	Sumitomo Mitsui	1,220,048.03
	Financial Gr	Financial Gr
	Macquarie Group Ltd	Macquarie Group Ltd	204,998.14
	Nomura Holdings Inc	Nomura Holdings Inc	176,643.77
	Mizuho Securities Co Ltd	Mizuho Securities Co Ltd	157,044.73

Enhanced Large-Cap
Growth Index Fund	Wells Fargo & Co	Wells Fargo & Co	2,547,472.00
	TD Ameritrade	TD Ameritrade	2,050,290.00
	Holding Corp	Holding Corp
	Goldman Sachs	Goldman Sachs	1,861,935.00
	Group Inc	Group Inc
	Schwab (Charles) Corp	Schwab (Charles) Corp	1,311,775.00
	Morgan Stanley	Morgan Stanley	963,456.00
	Lazard Ltd-CL A	Lazard Ltd-CL A	210,681.00
	Investment	Investment	103,304.00
	Technology Group	Technology Group

TIAA-CREF Funds  ■  Statement of Additional Information  B-55

REGULAR BROKER OR DEALER BASED ON BROKERAGE
COMMISSIONS PAID (continued)

Fund	Broker	Parent	Holdings (US$)

Enhanced Large-Cap
Value Index Fund	JPMorgan Chase & Co	JPMorgan Chase & Co	17,566,298.68
	Bank of America Corp	Bank of America Corp	13,779,512.64
	Wells Fargo & Co	Wells Fargo & Co	11,339,265.66
	Goldman Sachs	Goldman Sachs	10,208,934.30
	Group Inc	Group Inc
	Citigroup Inc	Citigroup Inc	6,913,252.72
	Morgan Stanley	Morgan Stanley	3,217,418.08
	State Street Corp	State Street Corp	1,773,303.80
	BB&T Corp	BB&T Corp	1,226,889.60
	Fifth Third Bancorp	Fifth Third Bancorp	632,618.50
	Raymond James	Raymond James	590,706.72
	Financial Inc	Financial Inc
	Investment Technology	Investment Technology	527,073.76
	Group	Group

International Equity Index Fund	HSBC Holdings PLC	HSBC Holdings PLC	23,508,870.88
	Banco Santander SA	Banco Santander SA	15,576,866.97
	BNP Paribas	BNP Paribas	7,928,983.38
	Societe Generale	Societe Generale	4,436,466.75
	Sumitomo Mitsui	Sumitomo Mitsui	3,775,506.79
	Financial Gr	Financial Gr
	Macquarie Group Ltd	Macquarie Group Ltd	1,867,916.47
	Nomura Holdings Inc	Nomura Holdings Inc	1,843,642.15
	Royal Bank of Scotland	Royal Bank of Scotland	1,694,859.00
	Group	Group
	Skandinaviska Enskilda	Skandinaviska Enskilda	1,214,538.85
	BAN-A	BAN-A
	Mizuho Securities Co Ltd	Mizuho Securities Co Ltd	248,349.81

Social Choice Equity Fund	Wells Fargo & Co	Wells Fargo & Co	11,515,193.40
	State Street Corp	State Street Corp	3,092,880.00
	Schwab (Charles) Corp	Schwab (Charles) Corp	3,050,901.40
	BB&T Corp	BB&T Corp	2,259,231.12
	Fifth Third Bancorp	Fifth Third Bancorp	1,126,050.80
	Popular Inc	Popular Inc	30,657.39
	Investment Technology	Investment Technology	4,271.76
	Group	Group

REGULAR BROKER OR DEALER BASED ON ENTITIES
ACTING AS PRINCIPALS

Fund	Broker	Parent	Holdings (US$)

Growth & Income Fund	Bank of America Corp	Bank of America Corp	24,304,344.84
	Goldman Sachs	Goldman Sachs	23,768,245.50
	Group Inc	Group Inc
	Merrill Lynch & Co Inc	Merrill Lynch & Co Inc	0.00
	Morgan Stanley	Morgan Stanley	0.00

Large-Cap Growth Fund	Bank of America Corp	Bank of America Corp	0.00
	Goldman Sachs	Goldman Sachs	22,889,633.40
	Group Inc	Group Inc

Large-Cap Value Fund	Bank of America Corp	Bank of America Corp	28,071,041.40
	Goldman Sachs	Goldman Sachs	18,738,255.75
	Group Inc	Group Inc
	Morgan Stanley	Morgan Stanley	3,129,193.92
	Nomura Holdings Inc	Nomura Holdings Inc	0.00

Large-Cap Growth Index Fund	Goldman Sachs	Goldman Sachs	492,951.90
	Group Inc	Group Inc
	Investment Technology	Investment Technology	9,492.80
	Group	Group

Large-Cap Value Index Fund	Goldman Sachs	Goldman Sachs	8,119,511.40
	Group Inc	Group Inc
	Investment Technology	Investment Technology	99,953.60
	Group	Group

Equity Index Fund	Goldman Sachs	Goldman Sachs	12,014,642.55
	Group Inc	Group Inc

S&P 500 Index Fund	Goldman Sachs	Goldman Sachs	11,134,371.30
	Group Inc	Group Inc

Enhanced Large-Cap Growth
Index Fund	Goldman Sachs	Goldman Sachs	1,861,935.00
	Group Inc	Group Inc
	Investment Technology	Investment Technology	103,304.00
	Group	Group

Enhanced Large-Cap
Value Index Fund	Bank of America Corp	Bank of America Corp	13,779,512.64
	Goldman Sachs	Goldman Sachs	10,208,934.30
	Group Inc	Group Inc
	Investment Technology	Investment Technology	527,073.76
	Group	Group
	Morgan Stanley	Morgan Stanley	3,217,418.08

Social Choice Equity Fund	Goldman Sachs	Goldman Sachs	0.00
	Group Inc	Group Inc

B-56  Statement of Additional Information  ■  TIAA-CREF Funds

DIRECTED BROKERAGE

          In accordance with the 1940 Act, as amended, the Funds have adopted a policy prohibiting the Funds to compensate brokers or dealers for the sale or promotion of Fund shares by the direction of portfolio securities transactions for the Funds to such brokers or dealers. In addition, Advisors has instituted policies and procedures so that Advisors’ personnel do not violate this policy of the Funds.

LEGAL MATTERS

          All matters of applicable state law pertaining to the Funds have been passed upon by Jonathan Feigelson, Senior Vice President, General Counsel of the Trust (and TIAA and CREF). Dechert LLP serves as legal counsel to the Funds and has provided advice to the Funds related to certain matters under the federal securities laws.

EXPERTS

          The financial statements for the fiscal year ended September 30, 2009, which concern Funds in existence during such period and which are incorporated by reference in this Statement of Additional Information, have been audited by PricewaterhouseCoopers LLP, the Funds’ independent registered public accounting firm, as stated in their report appearing therein and have been so included in reliance upon the report of such firm given upon its authority as experts in accounting and auditing.

FINANCIAL STATEMENTS

          The audited and unaudited financial statements of the Funds are incorporated herein by reference to the Trust’s report on Form N-CSR for the fiscal year ended September 30, 2009 and the Trust’s report on Form N-CSRS for the six months ended March 31, 2010, which contain the Funds’ Annual and Semiannual Reports, respectively. These financial statements have been filed with the SEC and the report has been provided to all shareholders. The Funds will furnish you, without charge, another copy of the Annual or Semiannual Report on request. Note that such statements, reports and filings do not contain information on the Emerging Markets Equity and Emerging Markets Equity Index Funds because they are newly operational.

TIAA-CREF Funds  ■  Statement of Additional Information  B-57

APPENDIX A

TIAA-CREF POLICY STATEMENT ON CORPORATE GOVERNANCE

TABLE OF CONTENTS

B-58	I. Introduction: Historical Perspective

B-59	II. Shareholder Rights

B-59	III. Director Elections — Majority Voting

B-60	IV. The Board of Directors
B-60	V. Board Structure and Processes
B-60	A. Board Membership
B-61	B. Board Responsibilities
B-61	C. Board Operation and Organization

B-63	VI. Executive Compensation
B-64	A. Equity-Based Compensation
B-64	B. Perquisites
B-64	C. Supplemental Executive Retirement Plans
B-64	D. Executive Contracts

B-65	VII. TIAA-CREF Corporate Governance Program
B-65	A. Engagement Policy and Practices
B-65	B. Proxy Voting
B-65	C. Influencing Public Policy and Regulation
B-65	D. Divestment

B-66	VIII. International Governance

B-67	IX. Environmental and Social Issues

B-67	X. Securities Lending Policy

B-67	APPENDIX A: Proxy Voting Guidelines
B-68	Guidelines for Board-Related Issues
B-68	Guidelines for Other Governance Issues
B-68	Guidelines for Compensation Issues
B-69	Guidelines for Environmental and Social Issues

I. Introduction; Historical Perspective

          The mission of Teachers Insurance and Annuity Association-College Retirement Equities Fund (TIAA-CREF) is to “forward the cause of education and promote the welfare of the teaching profession and other charitable purposes” by helping secure the financial future of our participants who have entrusted us with their retirement savings.

          TIAA and CREF’s boards of trustees and management have developed investment strategies that are designed to accomplish this mission through a variety of asset classes and risk/reward parameters, including investments in the equity securities of domestic, international and emerging-market companies.

          TIAA-CREF is a long-term investor. Whether our investment is in equity, debt, derivatives or other types of securities, we recognize our responsibility to monitor the activities of portfolio companies. We believe that sound governance practices and responsible corporate behavior contribute significantly to the long-term performance of public companies. Accordingly, our mission and fiduciary duty require us to monitor and engage with portfolio companies and to promote better corporate governance and social responsibility.

          TIAA-CREF was one of the first institutional investors to engage with companies on issues of corporate governance. During the 1970s and 1980s, the governance movement focused primarily on the protection of shareholder interests in the context of takeovers and contests for control. TIAA-CREF took a leadership role in opposing abusive antitakeover provisions and management entrenchment devices such as dead-hand poison pills. During the 1990s and following the collapse of the bubble market, governance has focused on director independence, board diversity, board committee structure, shareholder rights, accounting for options and executive compensation disclosure. Most recently, TIAA-CREF has led the movement to establish majority voting in director elections, as set forth in this Policy Statement. Corporate governance standards and best practices are now recognized as an essential means to protect shareholder rights, ensure management and board accountability and promote maximum performance.

          TIAA-CREF is also concerned about issues of corporate social responsibility, which we have been addressing for more than three decades. In the 1970s we were one of the first institutional investors to engage in dialogue with portfolio companies on issues of automotive safety in the United States and apartheid policies in South Africa. Since then we have maintained a strong commitment to responsible investing and good corporate citizenship. Recognizing that many of our participants have strong views on social issues, in 1990 we introduced the CREF Social Choice Account to provide an investment vehicle that gives special consideration to social concerns. The Account invests only in companies that meet specified environmental, social and governance criteria.

          In keeping with our mission and fiduciary duty, TIAA-CREF continues to establish policies and engage with companies on governance, environmental, social and performance issues. We believe that, consistent with their business judgment, companies and boards should: (i) pay careful attention to their governance, environmental and social practices; (ii) analyze the strategic impact of these issues on their business; and (iii) fully disclose their policies and decisions to shareholders. We expect boards and managers to engage constructively with us and other shareholders concerned about these issues.

          TIAA-CREF recognizes that corporate governance standards must balance two goals — protecting the interests of shareholders while respecting the duty of boards and managers to direct and manage the affairs of the corporation. The corporate governance policies set forth in this Policy Statement seek to ensure board and management accountability, sustain a culture of integrity, contribute to the strength and continuity of corporate leadership and promote the long-term growth and profitability of the business enterprise. At the same time, these policies are designed to safeguard our rights as shareholders and provide an active and vigilant line of defense against fraud, breaches of integrity and abuses of authority.

          This is the fifth edition of this Policy Statement, which is reviewed and revised periodically by the TIAA and CREF boards of trustees. The TIAA and CREF boards have delegated oversight of TIAA-CREF’s corporate governance program, including

B-58  Statement of Additional Information  ■  TIAA-CREF Funds

development and establishment of policies, to the joint Committee on Corporate Governance and Social Responsibility, which is composed of independent trustees. This edition reflects current developments in corporate governance, social and environmental policy, technology, market structure, globalization, cross-border and emerging-market investing and proxy voting. For example, this edition includes new voting guidelines and highlights certain recent watershed events in corporate governance such as (i) adoption of the majority voting standard for director elections; (ii) enhanced disclosure regarding executive compensation as required by new SEC rules; and (iii) evolving research on the economic impact of companies’ environmental and social practices.

          Although many of the specific policies in this Statement relate primarily to companies incorporated in the United States, the underlying principles apply to all public companies in which TIAA-CREF invests throughout the world. TIAA-CREF’s portfolio has become increasingly diversified internationally during the past decade. We have made substantial efforts to promote good corporate governance principles and practices at both the domestic and international level.

          TIAA-CREF believes that a company whose board and executive management adopt sound corporate governance principles will set the right “tone at the top” and thereby reinforce an ethical business culture governing all its dealings with customers, employees, regulators and the communities it serves. We view this Policy Statement as the basis for collaborative efforts by investors and companies to promote good corporate governance and to ensure that companies establish the right “tone at the top.”

          This Policy Statement is intended to inform our clients and participants, portfolio companies, regulators, advocacy groups and other institutional investors about our governance policies. It serves as a basis for dialogue with boards of directors and senior managers. The Policy Statement is posted on our website (www.tiaa-cref.org).

II. Shareholder Rights

          As owners of equity securities, shareholders rely primarily on a corporation’s board of directors to protect their interests. Unlike other groups that do business with the corporation (e.g., customers, suppliers and lenders), holders of common stock have no clear contractual protection of their interests. Instead, they place their trust in the directors, whom they elect, and use their right to vote at shareholder meetings to ensure the accountability of the board. We believe that the basic rights and principles set forth below should be guaranteed and should govern the conduct of every publicly traded company.

1.

Each Director Should Represent All Shareholders. Shareholders should have the right to expect that each director is acting in the interest of all shareholders and not that of a particular constituent, special interest group or dominant shareholder.

2.

One Share, One Vote. Shareholders should have the right to vote in proportion to their economic stake in the company. Each share of common stock should have one vote. The board should not create multiple classes of common stock with disparate or “super” voting rights, nor should it give itself the discretion to cap voting rights that reduce the proportional representation of larger shareholdings.

3.	Financial Equality. All shareholders should receive fair and equal financial treatment. We support measures designed to avoid preferential treatment of any shareholder.

4.

Confidential Voting. Shareholders should be able to cast proxy votes in a confidential manner. Tabulation should be conducted by an Inspector of Election who is independent of management. In a contest for control, it may be appropriate to modify confidentiality provisions in order to ensure the accuracy and fairness of the voting results.

5.

Vote Requirements. Shareholders should have the right to approve matters submitted for their consideration with a majority of the votes cast. The board should not impose super-majority vote requirements, except in unusual cases where necessary to protect the interests of minority shareholders. Abstentions should not be included in the vote tabulation, except for purposes of determining whether a quorum is present. Shareholder votes cast “for” or “against” a proposal should be the only votes counted.

The board should not combine or “bundle” disparate issues and present them for a single vote. Shareholders should have the right to vote on each separate and distinct issue.

6.

Authorization and Issuance of Stock. Shareholders should have the right to approve the authorization of shares of common stock and the issuance of shares for corporate purposes in order to ensure that such actions serve a valid purpose and are consistent with shareholder interests.

7.

Antitakeover Provisions. Shareholders should have the right to approve any provisions that alter fundamental shareholder rights and powers. This includes poison pills and other antitakeover devices. We strongly oppose antitakeover plans that contain “continuing director” or “deferred redemption” provisions limiting the discretion of a future board to redeem the plan. We believe that antitakeover measures should be limited by reasonable expiration periods.

8.

State of Incorporation. Many states have adopted statutes that protect companies from takeovers, in some cases through laws that interfere with or dilute directors’ accountability to shareholders. We will not support proposals to reincorporate to a new domicile if we believe the primary objective is to take advantage of laws or judicial interpretations that provide anti-takeover protection or otherwise reduce shareholder rights.

9.

Board Communication. Shareholders should have the ability to communicate with the board of directors. In accordance with SEC rules, companies should adopt and disclose procedures for shareholders to communicate their views and concerns directly to board members.

10.	Ratification of Auditors. Shareholders should have the right to vote annually on the ratification of auditors.

III. Director Elections — Majority Voting

          As a matter of principle, TIAA-CREF endorses the majority vote standard in director elections, including the right to vote for, against or abstain on director candidates. We believe that the

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lack of majority voting reduces board accountability and causes shareholder activism to be confrontational and adversarial.

          Developed markets outside the United States routinely mandate majority voting along with the right to vote against directors and to convene special meetings.

          TIAA-CREF has long practiced an “engagement” model of shareholder activism, characterized by dialogue and private negotiation in our dealings with portfolio companies. We believe that majority voting increases the effectiveness of shareholder engagement initiatives and reduces the need for aggressive tactics such as publicity campaigns, proxy contests, litigation and other adversarial strategies that can be disruptive, time-consuming and costly.

          The TIAA and CREF boards have adopted the following policy on director elections:

          TIAA-CREF Policy on Director Elections

1.	Directors should be elected by a majority rather than a plurality of votes cast.*

2.	In the election of directors, shareholders should have the right to vote “for,” “against,” or “abstain.”

3.	In any election where there are more candidates on the proxy than seats to be filled, directors should be elected by a plurality of votes cast.*

4.	To be elected, a candidate should receive more votes “for” than “against” or “withhold,” regardless of whether a company requires a majority or plurality vote.

5.

Any incumbent candidate in an uncontested election who fails to receive a majority of votes cast should be required to tender an irrevocable letter of resignation to the board. The board should decide promptly whether to accept the resignation or to seat the incumbent candidate and should disclose the reasons for its decision.

6.	The requirement for a majority vote in director elections should be set forth in the company’s charter or bylaws, subject to amendment by a majority vote of shareholders.

7.	Where a company seeks to opt out of the majority vote standard, approval by a majority vote of shareholders should be required.

*	Votes cast should include “withholds.” Votes cast should not include “abstains,” except that “abstains” should be counted as present for quorum.

IV. The Board of Directors

          The board of directors is responsible for (i) overseeing the development of the corporation’s long-term business strategy and monitoring its implementation; (ii) assuring the corporation’s financial and legal integrity; (iii) developing compensation and succession planning policies; (iv) ensuring management accountability; and (v) representing the long-term interests of shareholders.

          To fulfill these responsibilities, the board must establish good governance policies and practices. Good governance is essential to the board’s fulfillment of its duties of care and loyalty, which must be exercised in good faith. Shareholders in turn are obligated to monitor the board’s activities and hold directors accountable for the fulfillment of their duties.

          Board committees play a critical governance role. Boards should constitute both standing and ad hoc committees to provide expertise, independent judgment and knowledge of shareholder interests in the specific disciplines they oversee. The full board should maintain overall responsibility for the work of the committees and for the long-term success of the corporation.

          TIAA-CREF will closely monitor board performance, activities and disclosure. We will normally vote in favor of the board’s nominees. However, we will consider withholding or voting against an individual director, a committee chair, the members of a committee, or from the entire board in uncontested elections where our trustees conclude that directors’ qualifications or actions are questionable and their election would not be in the interests of shareholders. (See “Policy Governing Votes on Directors”). In contested elections, we will vote for the candidates we believe will best represent the interests of shareholders.

V. Board Structure and Processes

          A. Board Membership

          1. Director Independence. The board should be composed of a substantial majority of independent directors. Director independence is a principle long advocated by TIAA-CREF that is now widely accepted as the keystone of good corporate governance.

          The definition of independence should not be limited to stock exchange listing standards. At a minimum, we believe that to be independent a director and his or her immediate family members should have no present or recent employment with the company, nor any substantial connection of a personal or financial nature other than ownership of equity in the company. Independence requirements should be interpreted broadly to ensure there is no conflict of interest, in fact or in appearance, that might compromise a director’s objectivity and loyalty to shareholders.

          An independent director should not provide services to the company or be affiliated with an organization that provides goods or services to the company if a disinterested observer would consider the relationship “substantial.”

          Director independence may sometimes be influenced by factors not subject to disclosure. Personal or business relationships, even without a financial component, can compromise independence. Boards should periodically evaluate the independence of each director based on all relevant information and should disclose their findings to shareholders.

          2. Director Qualifications. The board should be composed of individuals who can contribute expertise and judgment, based on their professional qualifications and business experience. The board should reflect a diversity of background and experience. As required by SEC rules for service on the audit committee, at least one director should qualify as a financial expert. All directors should be prepared to devote substantial time and effort to board duties, taking into account their other professional responsibilities and board memberships.

          3. Director Election. TIAA-CREF believes that directors should be elected annually by a majority of votes cast, as discussed in Section III. The requirement for annual election and a majority vote in director elections should be set forth in the company’s charter or bylaws.

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          4. Discretionary Broker Voting. TIAA-CREF supports the proposal by the New York Stock Exchange to amend NYSE Rule 452, thereby eliminating the practice of brokers voting “street name” shares for directors in the absence of instructions from their customers.

          5. Director Nomination and Access. As required by SEC regulations, boards should establish and disclose the process by which shareholders can submit nominations. TIAA-CREF believes that shareholders should have the right to submit resolutions asking companies to establish procedures and conditions for shareholders to place their director nominees on the company’s proxy and ballot.

          6. Director Stock Ownership. Directors should have a direct, personal and meaningful investment in the common stock of the company. We believe that stock ownership helps align board members’ interests with those of shareholders. The definition of a meaningful investment will vary depending on directors’ individual circumstances. Director compensation programs should include shares of stock or restricted stock. TIAA-CREF discourages stock options as a form of director compensation, as they are less effectively aligned with the long-term interests of shareholders.

          7. Director Education. Companies should encourage directors to attend education programs offered by the company as well as those offered externally. Directors should also receive training to increase their knowledge and understanding of the company’s businesses and operations. They should enroll in education programs to improve their professional competence and understanding of their responsibilities.

          8. Disclosure of Monetary Arrangements. Any monetary arrangements between the company and directors outside normal board activities should be approved by the board and disclosed to shareholders. Such monetary arrangements are generally discouraged, as they may compromise a director’s independence.

          9. Other Board Commitments. To ensure that directors are able to devote the necessary time and energy to fulfill their board responsibilities, companies should establish policies limiting the number of public company boards that directors may serve on. As recommended by listing rules, companies should disclose whether any audit committee member serves on the audit committees of three or more public companies.

          B. Board Responsibilities

          1. Monitoring and Oversight. In fulfilling its duty to monitor the management of the corporate enterprise, the board should: (i) be a model of integrity and inspire a culture of responsible behavior and high ethical standards; (ii) ensure that corporate resources are used only for appropriate business purposes; (iii) mandate strong internal controls, avoid conflicts of interest, promote fiscal accountability and ensure compliance with applicable laws and regulations; (iv) implement procedures to ensure that the board is promptly informed of any violations of corporate standards; (v) through the Audit Committee, engage directly in the selection and oversight of the corporation’s external audit firm; and (vi) develop, disclose and enforce a clear and meaningful set of corporate governance principles.

          2. Strategic Business Planning. The board should participate with management in the development of the company’s strategic business plan and should engage in a comprehensive review of strategy with management at least annually. The board should monitor the company’s performance and strategic direction, while holding management responsible for implementing the strategic plan.

          3. CEO Selection, Evaluation and Succession Planning. One of the board’s most important responsibilities is the selection, development and evaluation of executive leadership. Strong, stable leadership with proper values is critical to the success of the corporate enterprise. The board, with the active involvement of its compensation committee, should continuously monitor and evaluate the CEO and senior executives, and should establish a succession plan to develop executive talent and ensure continuity of leadership.

          The CEO evaluation process should be continuous and should be based on clearly defined corporate strategic goals as well as personal performance goals. Financial and nonfinancial metrics used to evaluate executive performance should be disclosed. Both the nominating and compensation committees, as discussed below, should participate in CEO evaluation and succession planning.

          The succession plan should identify high potential executives within the company and should provide them with a clear career development path. Effective succession planning should seek to develop senior managers capable of replacing the CEO whenever the need for change might occur.

          4. Equity Policy. The board should develop an equity policy that determines the proportion of the company’s stock to be made available for compensation and other purposes. The equity policy should be disclosed to shareholders in the Compensation Discussion and Analysis (CD&A). The policy should establish clear limits on the number of shares to be used for options and other forms of equity grants. The policy should set forth the goals of equity compensation and their links to performance.

          C. Board Operation and Organization

          1. Annual Elections. All directors should stand for election annually. A classified board structure, particularly in combination with takeover defenses such as a “poison pill” shareholder rights plan, can be a significant impediment to changes in control. Moreover, a classified board structure can limit a board’s ability to remove an underperforming director.

          2. Board Size. The board should be large enough to provide expertise and diversity and allow key committees to be staffed with independent directors, but small enough to encourage collegial deliberation with the active participation of all members.

          3. Executive Sessions. The full board and each board committee should hold regular executive sessions at which no member of management is present. Executive sessions foster a culture of independence and provide opportunities for directors to engage in open discussion of issues that might be inhibited by the presence of management. Executive sessions can be used to evaluate CEO performance, discuss executive compensation and deal with internal board matters.

          4. Board Evaluation. The board should conduct an annual evaluation of its performance and that of its key committees.

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Evaluation criteria linked to board and committee responsibilities and goals should be set forth in the charter and governance policies. In addition to providing director orientation and education, the board should consider other ways to strengthen director performance, including individual director evaluations.

          5. Director Retirement Policy. Although TIAA-CREF does not support arbitrary limits on the length of director service, we believe boards should establish a formal director retirement policy. A director retirement policy can contribute to board stability, vitality and renewal.

          6. Indemnification and Liability. Directors should be fully accountable and should not be indemnified for fraud, gross negligence or failure to fulfill their duties of care and loyalty. Exclusive of such extreme conduct, it is appropriate for companies to indemnify directors for liability and legal expenses that arise in connection with their board service.

          Role of the Chairman. In the past, TIAA-CREF has not expressed a preference as to whether the positions of CEO and chairman should be separate or whether a lead or presiding director should be designated. However, in recent years public confidence in board independence has been undermined by an array of scandals, fraud, accounting restatements, options backdating, abuses in CEO compensation, perquisites and special privileges. These issues have highlighted the need for boards to be (and to be perceived as) fully independent, cost conscious, free of conflicts, protective of shareholder interests and capable of objectivity, toughness and independence in their oversight of executive management.

          For these reasons we recognize that separation of CEO and chair or appointment of a lead director may be appropriate in certain cases. Accordingly, although we do not have a strict policy, we will generally support appointment of a lead director in cases where the roles of CEO and board chair are not separate.

          Committee Structure. Under existing regulations, boards are required to establish three standing committees — an audit committee, a compensation committee and a nominating/governance committee — all composed exclusively of independent directors. The credibility of the board will depend in large part on the vigorous demonstration of independence by these standing committees.

          Boards should also establish additional committees as needed to fulfill their duties. These may include executive, corporate governance, finance, technology, investment, customers and product, operations and human resources committees.

          Each board committee should adopt and disclose to shareholders a charter that clearly sets forth its responsibilities.

          Each committee should have the power to hire independent experts and advisors.

          Each committee should report to the full board on the issues and decisions for which it is responsible.

          Whenever a company is the subject of a shareholder engagement initiative or resolution, the appropriate committee should review the matter and the proposed management response.

•	Compensation Committee

          The Compensation Committee, composed of independent directors, is responsible for oversight of the company’s compensation and benefit programs, including performance-based plans and policies that attract, motivate, retain and incentivize executive leadership to create long-term shareholder value. Committee members should have an understanding of competitive compensation and be able to critically compare the company’s plans and practices to those offered by the company’s peers. Committee members should be independent-minded, well informed, capable of dealing with sensitive decisions and scrupulous about avoiding conflicts of interest. Committee members should understand the relationship of individual components of compensation to total compensation.

          The Compensation Committee should be substantively involved in the following activities:

•	Establishing goals and evaluating the performance of the CEO and executive management against those goals;

•	Determining the compensation of the CEO and executive management and recommending it to the board for approval;

•	Reviewing and approving the company’s compensation policies;

•	Ensuring that a strong executive team is in place;

•	Working closely with the Corporate Governance/ Nominating Committee to ensure continuity of leadership and effective succession planning;

•	Ensuring the consistency of pay practices at all levels throughout the company;

•

Establishing clear compensation metrics and practical incentives that will motivate superior executive performance while avoiding waste and excess, particularly in deferred compensation and perquisites; and

•	Ensuring that the company’s compensation disclosures meet SEC requirements and explain clearly to investors how pay and performance are linked.

          The Compensation Committee may retain independent consultants to provide technical advice and comparative pay data. However, survey-based information is only one of many factors guiding compensation and should be evaluated carefully in the context of each company’s circumstances and business goals. The Compensation Committee should be responsible for defining the scope of the consultant’s engagement, including pay. In accordance with new SEC rules, the nature and scope of the consultant’s work should be disclosed to shareholders.

          The Compensation Committee is responsible for preparing the annual Compensation Committee Report and should participate substantively in the preparation of management’s Compensation Discussion and Analysis (CD&A). These reports should describe each element of the compensation program and should include sufficient detail relating to the program’s rationale, goals and metrics to enable shareholders to understand how compensation is intended to work, what it costs, how it is linked to the company’s performance and how it will create long-term value.

•	Audit Committee

          The Audit Committee oversees the company’s accounting, compliance and risk management practices. It is responsible for ensuring the financial integrity of the business. The Audit Committee operates at the intersection of the board, management, independent auditors and internal auditors. It has sole

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authority to hire and fire the corporation’s independent auditors and to set and approve their compensation.

          The Audit Committee should:

•	Ensure that the auditor’s independence is not compromised by any conflicts;

•	Establish limits on the type and amount of nonaudit services that the audit firm may provide to the company;

•	Require periodic submission of the audit contract to competitive bids; and

•	Limit the company’s hiring of employees from the audit firm consistent with legal requirements and be promptly informed when such hiring occurs.

          In addition to selecting the independent auditors and ensuring the quality and integrity of the company’s financial statements, the Audit Committee is responsible for the adequacy and effectiveness of the company’s internal controls and the effectiveness of management’s processes to monitor and manage business risk. The internal audit team should report directly to the Audit Committee.

          The Audit Committee should also develop policies and establish the means to monitor the company’s compliance with ethical, legal and regulatory requirements.

          The Audit Committee should establish procedures for employees to communicate directly and confidentially with its members.

•	Corporate Governance/Nominating Committee

          The Corporate Governance/Nominating Committee oversees the company’s corporate governance practices and the selection and evaluation of directors. The committee is responsible for establishing board structure and governance policies that conform to regulatory and exchange listing requirements and standards of best practice. The committee’s duties include:

•	Development of the company’s corporate governance principles and committee charters;

•	Oversight of director selection, qualifications, training, compensation and continuing education;

•	Evaluation of director nominees;

•	Determination of board and committee size, structure, composition and leadership;

•	Periodic evaluation of board and committee effectiveness and director independence;

•	Establishment of procedures for communication with shareholders;

•	Working with the Compensation Committee to establish succession planning; and

•	Disclosure of these matters to shareholders.

VI. Executive Compensation

          As described above, the board through its Compensation Committee, is responsible for ensuring that a compensation program is in place which will attract, retain and incentivize executive management to strengthen performance and create long-term value for shareholders. The Committee, along with executive management, is responsible for providing shareholders with a detailed explanation of the company’s compensation program, including the individual components of the program, through disclosure in the Compensation Discussion and Analysis

(CD&A) and the board Compensation Committee Report. The compensation program should comply with the Compensation Committee’s equity policy and should reflect an understanding of the total cost of executive compensation to shareholders.

          In pursuit of these goals, the board should ensure that compensation plans include performance measures aligned with the company’s short- and long-term strategic objectives. The Compensation Committee should ensure that the CD&A provides shareholders with a clear and comprehensive explanation of the company’s compensation program, including the design, metrics, structure and goals of the program.

          Because TIAA-CREF is a long-term investor, we support compensation policies that promote and reward creation of long-term shareholder value. In our review of compensation plans, we will assess the performance objectives established by compensation committees and the linkage of compensation decisions to the attainment of those objectives.

          Executive compensation should be based on the following principles:

1.	Compensation plans should encourage employees to increase productivity, meet competitive challenges and achieve performance goals that will lead to the creation of long-term shareholder value.

2.

Compensation should be objectively linked to appropriate measures of company performance, such as earnings, return on capital or other relevant financial or operational parameters that are affected by the decisions of the executives being compensated.

3.	Compensation should include cash, equity and long-term incentives as appropriate to meet the company’s competitive and business goals.

4.	Compensation plans should be based on a performance measurement cycle that is consistent with the business cycle of the corporation.

5.	Compensation levels and incentives should be based on each executive’s responsibilities and achievements as well as overall corporate performance.

6.

In addition to being performance based, executive compensation should be reasonable by prevailing industry standards, appropriate to the company’s size and complexity, and fair relative to pay practices throughout the company.

7.	While Compensation Committees should consider comparative industry pay data, it should be used with caution.

8.	Surveys that call for use of stock options inconsistent with the board’s equity policy or clearly in excess of levels that can be justified to shareholders should be disregarded.

9.	Compensation Committees should work only with consultants that are independent of management.

10.

Consistent with SEC requirements, the CD&A should provide shareholders with a plain English narrative analysis of the data that appear in the compensation tables. The CD&A should explain the compensation program in sufficient detail to enable a reasonable investor to calculate the total cost and value of executive compensation, to understand its particular elements, metrics and links to performance, and to evaluate the board’s and executive management’s underlying compensation philosophy, rationale and goals.

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11.	Companies should disclose and explain the reasons for any differences in the peer group of companies used for strategic and business purposes and the peer group used for compensation decisions.

12.

Compensation plans and policies should specify conditions for the recovery (clawback) of incentive or equity awards based upon reported results that have been subsequently restated and that have resulted in unjust enrichment of named executive officers.

          A. Equity-Based Compensation

          Oversight of Equity-Based Plans

          While equity-based compensation can offer great incentives to management, it can also have great impact on shareholder value. The need for directors to monitor and control the use of equity in executive compensation, particularly stock options, has increased in recent years. Amended rules requiring companies to account for the cost of stock options as an expense on grant date provide an incentive for companies to exercise restraint in the use of options. SEC disclosure guidelines should further deter excesses in equity plans. However, in all cases it is the board of directors that is responsible for oversight of the company’s equity compensation programs and for the adequacy of their disclosure.

          Composition of Equity-Based Plans

          In general, equity-based compensation should be based upon the following principles:

1.	The use of equity in compensation programs should be determined by the board’s equity policy. Dilution of shareholder equity should be carefully considered and managed, not an unintended consequence.

2.	As required by exchange listing standards, all plans that provide for the distribution of stock or stock options should be submitted to shareholders for approval.

3.

Equity-based plans should take a balanced approach to the use of restricted stock and option grants. Restricted stock, which aligns the interests of executives with shareholders, permits the value to the recipient and the cost to the corporation to be determined easily and tracked continuously.

4.

Equity-based plans should be judicious in the use of stock options. When used inappropriately, option grants can provide incentives for management to focus on the company’s short-term stock price rather than long-term performance.

5.

When stock options are awarded, a company should consider: (i) performance-based options which set performance hurdles to achieve vesting; (ii) premium options with vesting dependent on a predetermined level of stock appreciation; or (iii) indexed options with a strike price tied to an index.

6.

Equity-based plans should specifically prohibit “mega grants,” defined as grants to executives of stock options whose value at the time of the grant exceeds a reasonable multiple of the recipient’s total cash compensation.

7.	Equity-based plans should establish minimum vesting requirements and avoid accelerated vesting.

8.

Companies should support requirements for stock obtained through exercise of options to be held by executives for substantial periods of time, apart from partial sales permitted to meet tax liabilities caused by such exercise. Companies should establish holding periods commensurate with pay level and seniority.

9.	Companies should require and specify minimum executive stock ownership requirements for directors and company executives.

10.

Backdating of option grants should be prohibited. Issuance of stock or stock options timed to take advantage of nonpublic information with short-term implications for the stock price should also be prohibited.

11.

Consistent with SEC guidelines, companies should fully disclose the size of equity grants, their estimated value to recipients and their current and projected cost to the company. Performance goals and hurdle rates should be transparent. Disclosure should include plan provisions that could have a material impact on the number and value of the shares distributed.

12.	Disclosure should include information about the extent to which individual managers have hedged or otherwise reduced their exposure to changes in the company’s stock price.

          B. Perquisites

          When awarding perquisites to senior executives, the board should be guided by the same principles of reasonableness, fairness, equity and transparency that govern other components of compensation plans. Perquisites can be overly complex, with potential for unintended and excessive value transfer to management and unanticipated costs and public relations problems for the company. Perquisites may be needed for purposes of executive security or efficiency, which should be disclosed. In principle, however, boards should minimize perquisites and give priority to other forms of compensation.

          C. Supplemental Executive Retirement Plans

          Supplemental executive retirement plans (SERPs) may be used to supplement “qualified” pension entitlements, but should be reasonable and should not enhance retirement benefits excessively. When designing SERPs, compensation committees should consider the value of SERP programs as part of an executive’s total compensation package. They should also be sensitive to issues of internal pay equity. The following principles should guide the development of SERPs:

1.	The eligibility requirements and terms of SERPs to named executive officers should be fully disclosed.

2.	The value of the supplemental payment to which each named executive officer is entitled and the total cost of all supplemental plan obligations should be estimated and disclosed.

3.	“Constructive credit” may be used to replicate full service credit, but should not exceed it.

4.

Lump-sum distributions of SERPs may be appropriate in some circumstances. The discount rate used to calculate the lump-sum value of the pension entitlement should approximate the reinvestment rate available at retirement and should be disclosed.

          D. Executive Contracts

          Overly generous executive employment contracts, retention agreements and severance arrangements can result in excessive wealth transfer and expose the company to liability and unin-

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tended costs. The terms of contracts with named executive officers should be disclosed in detail with an estimation of their total cost. Companies should avoid providing by contract excessive perquisites either during employment or in the post-retirement period. Severance agreements should avoid payments to executives when they are terminated for misconduct, gross mismanagement or other reasons constituting a “for cause” termination. As in other areas, reasonableness, competitive practice and full disclosure are requirements, and such contracts should be in the best interest of the company and its shareholders.

VII. TIAA-CREF Corporate Governance Program

          TIAA-CREF’s corporate governance program is based on our mission to help secure the long-term financial future of our participants. Consistent with this mission and our fiduciary duty to our participants, TIAA-CREF is committed to engagement with portfolio companies for the purpose of creating economic value, improving long-term performance and reducing financial and reputational risks.

          A. Engagement Policy and Practices

          Our preference is to engage privately with portfolio companies when we perceive shortcomings in their governance (including environmental and social issues) or their performance. This strategy of “quiet diplomacy” reflects our belief that informed dialogue with board members and senior executives, rather than public confrontation, will most likely lead to a mutually productive outcome.

          TIAA-CREF’s Corporate Governance Group administers a program of active monitoring and engagement with portfolio companies under the auspices of the standing trustee Committees on Corporate Governance and Social Responsibility.

          We target portfolio companies for engagement based on research and evaluation of their governance and performance. Governance reviews are supplemented by analysis of companies’ financial condition and risk profile conducted in conjunction with our Asset Management Group.

          In prioritizing issues for engagement, we take into account their materiality, their potential impact on TIAA-CREF’s investment performance, their relevance to the marketplace, the level of public interest, the applicability of our policies, the views of TIAA-CREF’s participants and institutional clients and the judgment of our trustees.

          Our preference is for constructive engagement strategies that can utilize private communication, minimize confrontation and attain a negotiated settlement. While quiet diplomacy remains our core strategy, particularly for domestic companies, TIAA-CREF’s engagement program involves many different activities and initiatives, including the following:

•	submit shareholder resolutions

•	withhold or vote against one or more directors

•	request other investors to support our initiative

•	engage in public dialogue and commentary

•	conduct a proxy solicitation

•	engage in collective action with other investors

•	support an election contest or change of control transaction

•	seek regulatory or legislative relief

•	commence or support litigation

•	pursue other enforcement or compliance remedies

          B. Proxy Voting

          Proxy voting is a key component of TIAA-CREF’s oversight and engagement program. It is our primary method for exercising our shareholder rights and influencing the behavior of portfolio companies. TIAA-CREF commits substantial resources to making informed voting decisions in furtherance of our mission and in compliance with the securities laws and other applicable regulations.

          TIAA-CREF’s voting policies, established by the trustees and set forth in this Policy Statement, are administered on a case-by-case basis by the staff of our Corporate Governance Group. The staff has access to research reports from third party advisory firms, seeks input from our Asset Management Group and, where appropriate, confers directly with trustees. Annual disclosure of our proxy votes is available on our website and on the website of the Securities and Exchange Commission.

          C. Influencing Public Policy and Regulation

1.

TIAA-CREF periodically publishes its policies on corporate governance, shareholder rights, social responsibility and related issues. These policies inform portfolio companies and provide the basis for our engagement activities.

2.	TIAA-CREF participates in the public debate over issues of corporate governance and responsible corporate behavior in domestic and international markets.

3.	TIAA-CREF participates in membership organizations and professional associations that seek to promote good corporate governance and protect shareholder rights.

4.

TIAA-CREF sponsors research, hosts conferences and works with regulators, legislators, self-regulatory organizations, and other institutional investors to educate the business community and the investing public about governance and shareholder rights.

5.	TIAA-CREF submits written comments on regulatory proposals and testifies before various governmental bodies, administrative agencies and self-regulatory organizations.

6.	TIAA-CREF participates in corporate governance conferences and symposia in the United States and abroad.

          D. Divestment

          TIAA-CREF is committed to engagement with companies rather than divestment of their securities. This policy is a matter of principle that is based on several considerations: (i) divestment would eliminate our standing and rights as a shareholder and foreclose further engagement; (ii) divestment would be likely to have negligible impact on portfolio companies or the market; (iii) divestment could result in increased costs and short-term losses; and (iv) divestment could compromise our investment strategies and negatively affect our performance. For these reasons, we believe that divestment does not offer TIAA-CREF an optimal strategy for changing the policies and practices of portfolio companies, nor is it the best means to produce long-term value for our participants.

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          As a matter of general investment policy, TIAA-CREF’s trustees and its Asset Management Group may consider divesting or underweighting a company’s stock from our accounts in cases where they conclude that the financial or reputational risks from a company’s policies or activities are so great that continued ownership of its stock is no longer prudent.

VIII. International Governance

          With an increasing share of our assets invested in equities of companies listed on foreign markets and with international holdings in over 50 countries, TIAA-CREF is recognized as one of the most influential investors in the world. We have a long history of acting on behalf of our participants to improve corporate governance standards globally. Our international governance activities, like our domestic program, are designed to protect our investments, reduce risk and increase shareholder value. We focus our governance efforts in those foreign markets where we currently have, or expect to have in the future, significant levels of capital at risk.

          We believe that no matter where a company is located, once it elects to access capital from the public it becomes subject to basic principles of corporate governance. We recognize that companies outside the United States are subject to different laws, standards and customs. We are mindful that cultural differences must be respected. At the same time, we recognize our responsibility to promote global governance standards that help strengthen shareholder rights, increase accountability and improve the performance of portfolio companies.

          TIAA-CREF has endorsed many of the governance standards of international associations and shareholder organizations. We agree with the widely-held view that harmonization of international governance principles and standards of best practice is essential to achieve efficiency in the global capital markets. Accordingly, our governance initiatives in less developed countries seek to deal with the following problems:

•	Listed companies dominated by controlling shareholders often blend characteristics of private and public companies, giving management and insiders too much power and shareholders too little.

•	Foreign governments retain ownership in many local listed companies and exercise special powers that interfere with capital market efficiency.

•	Shareholder rights are not fully developed in many countries, increasing investment risk.

•	Legal and regulatory systems are still underdeveloped and means of enforcement can often be lacking.

•	Basic governance standards of board accountability and independence, full and timely disclosure and financial transparency are in many cases still only aspirational.

•	Operational inefficiencies such as share blocking and clustering of shareholder meetings impede investor communications and proxy voting.

•	Ambivalence about shareholder activism, control contests and takeover bids undermines management accountability and market vitality.

          TIAA-CREF’s international governance program involves both engagement with targeted portfolio companies and broad-based initiatives, often in conjunction with global governance organizations. We are willing to form strategic partnerships and collaborate with other institutional investors to increase our influence in foreign markets. We support regional efforts initiated by investor groups to improve local governance practices in line with global standards. We sponsor academic research, surveys and other activities that we believe will contribute to positive developments regionally.

          In addition to maintaining a leadership role as an advocate for shareholder rights and good governance globally, TIAA-CREF is committed to voting our shares in international companies. Our trustees regularly update our international proxy voting policies and guidelines as new developments occur in the various markets. Our Proxy Voting Group is familiar with voting procedures in every country where we invest. We promote reforms needed to eliminate cross-border voting inefficiencies and to improve the mechanics of proxy voting globally.

          We believe that basic corporate disclosure and proxy voting standards applicable to all public companies around the world should include the following:

•	The one-share, one-vote principle should apply to all publicly traded companies to ensure that shareholders’ voting power is aligned with their economic interest.

•	Voting caps and super voting rights should be eliminated.

•

Companies should treat all shareholders equally, equitably and fairly to ensure that minority and foreign shareholders are protected and that government-controlled securities are not given special rights.

•

Companies should distribute disclosure documents in a timely fashion, preferably no less than 28 days before shareholder meetings so that international investors can make informed voting decisions and have sufficient time to vote their shares.

•	Annual meeting agendas and disclosure documents should be published in English whenever a company has substantial international ownership.

•	Companies should work to achieve transparency through disclosure and accounting practices that are acceptable under international governance and accounting standards.

•

Companies should provide information on director qualifications, independence, affiliations, related party transactions, executive compensation, conflicts of interest and other relevant governance information.

•	Shareholders should be able to vote their shares without impediments such as share blocking, beneficial owner registration, voting by show of hands or other unreasonable requirements.

•	Shareholders should have the right to vote on separate and distinct issues; companies should not bundle disparate proposals.

•	Voting results should be disclosed promptly after shareholder meetings and procedures should be available to audit and verify the outcome.

•	Shareholders should receive confirmation that their votes have been received and tabulated.

•	In addition, preemptive rights may have distinct value to shareholders in jurisdictions outside of the United States. For domestic companies, TIAA-CREF does not object to

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the elimination of preemptive rights, which can impede a company’s ability to raise capital efficiently.

IX. Environmental and Social Issues

          TIAA-CREF recognizes that as a matter of good corporate governance and from the perspective of shareholder value, boards should carefully consider the strategic impact of issues relating to the environment and social responsibility. There is a growing body of research examining the economic consequences of companies’ efforts to promote good environmental and social practices. We support companies’ efforts to evaluate the strategic relevance of these factors, including their impact on business risk, reputation, competitive position and opportunities for growth.

          TIAA-CREF believes that companies and boards should exercise diligence in their consideration of environmental and social issues, analyze the strategic and economic questions they raise and disclose their environmental and social policies and practices. Directors should encourage dialogue on these issues between the company and its investors, employees, customers, suppliers and the larger community. The goal of our policy is to ensure that the board and management include environmental and social responsibility in their business planning and that they disclose relevant information and decisions to shareholders.

          While our policies are not intended to be prescriptive, we believe that companies and boards should pay careful attention to the following issues in the course of their strategic planning:

•	Environment: the short-term and long-term impact of the company’s operations and products on the local and global environment.

•	Human Rights: the company’s labor and human rights policies and practices and their applicability through the supply and distribution chains.

•	Diversity: the company’s efforts to promote equal employment opportunities and fair treatment for all segments of the populations it serves.

•	Product Responsibility: the company’s attention to the safety and potential impact of its products and services.

•	Society: the company’s diligence in reviewing all its activities to ensure they do not negatively affect the common good of the communities in which it operates.

          Our guidelines for voting on some of the more common environmental and social resolutions are set forth in the Voting Guidelines included in Appendix A.

X. Securities Lending Policy

          TIAA-CREF believes that as a matter of good corporate governance shareholders have a responsibility to exercise their ownership rights with diligence and care. At the same time, however, institutional investors have a fiduciary duty to generate optimal financial returns for their beneficiaries. Balancing these two responsibilities — acting as responsible owners while maximizing value — can create a dilemma for institutional investors in choosing between short-term and long-term strategies. Stock lending practices can create such a potential conflict — whether to recall loaned stock in order to vote, or not to recall in order to preserve lending fee revenue.

          To address these issues, TIAA-CREF has developed a securities lending policy governing its practices with respect to stock lending and proxy voting. The policy delineates the factors to be considered in determining when we should lend shares and when we should recall loaned shares in order to vote them.

          Even after we lend the securities of a portfolio company, we continue to monitor whether income from lending fees is of greater value than the voting rights that have passed to the borrower. Using the factors set forth in our policy, we conduct an analysis of the relative value of lending fees versus voting rights in any given situation. We will recall shares when we believe the exercise of voting rights may be necessary to maximize the long-term value of our investments despite the loss of lending fee revenue.

          Our Asset Management and lending staff, in consultation with our governance staff, are responsible for analyzing these issues, conducting the cost/benefit analysis and making determinations about restricting, lending and recalling securities consistent with this policy.

APPENDIX A: PROXY VOTING GUIDELINES

TIAA-CREF Proxy Voting Guidelines

          TIAA-CREF’s voting practices are guided by our mission and fiduciary duty to our participants. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

          The following guidelines are intended to assist portfolio companies, participants and other interested parties in understanding how TIAA-CREF is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA-CREF will vote at any particular company. In deciding how to vote, the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

          We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA-CREF will generally abstain on the resolution.

          Where appropriate, we will accompany our vote with a letter of explanation.

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          Guidelines for Board-Related Issues

          Policy Governing Votes on Directors:

          TIAA-CREF will consider withholding or voting against some or all directors in the following circumstances:

•

When TIAA-CREF trustees conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA-CREF standards of independence.

          In cases where TIAA-CREF decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders meeting.

          Majority Vote for the Election of Directors:

          General Policy: As indicated in Section III of this Policy Statement, TIAA-CREF will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

          Proxy Access Proposals:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking to establish reasonable conditions and procedures for shareholders to include their director candidates on a company’s proxy and ballot.

Reimbursement of Expenses for Dissident Shareholder Nominees:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

          Annual Election of Directors:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

          Cumulative Voting:

          General Policy: TIAA-CREF will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

Guidelines for Other Governance Issues

          Separation of Chairman and Chief Executive Officer:

          General Policy: TIAA-CREF will consider on a case-by-case basis shareholder resolutions seeking to separate the positions of CEO and board chair or to appoint a lead director. We will generally support such resolutions when a company’s corporate governance practices or financial performance are deficient.

          Ratification of Auditor:

          General Policy: TIAA-CREF will generally support the board’s choice of auditor. However, TIAA-CREF will consider voting against the ratification of an audit firm where nonaudit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

          Supermajority Vote Requirements:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

          Dual-Class Common Stock and Unequal Voting Rights:

          General Policy: TIAA-CREF will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

          Antitakeover Devices (Poison Pills):

          General Policy: TIAA-CREF will consider on a case-by-case basis proposals relating to the adoption or rescision of antitakeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for antitakeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval;

•	Whether the proposal arises in the context of a takeover bid or contest for control.

          TIAA-CREF will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

          Reincorporation:

          General Policy: TIAA-CREF will generally vote against management proposals asking shareholders to approve reincorporation to a new domicile if we believe the objective is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

Guidelines for Compensation Issues

          Equity-Based Compensation Plans:

          General Policy: TIAA-CREF will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%.

          Comment: TIAA-CREF understands that companies need to attract and retain capable executives in a competitive market for executive talent. We take competitive factors into consideration whenever voting on matters related to compensation, particularly equity compensation. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

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          Red Flags:

•

Excessive Equity Grants: TIAA-CREF will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•

Lack of Minimum Vesting Requirements: TIAA-CREF believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•

Undisclosed or Inadequate Performance Metrics: TIAA-CREF believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•

Insufficient Executive Stock Ownership: TIAA-CREF supports equity ownership requirements for senior executives and directors. Whether or not equity is a significant portion of compensation, sufficient stock ownership should be required to align executives’ and board members’ interests with those of shareholders.

•

Reload Options: TIAA-CREF will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•

Mega Grants: TIAA-CREF will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA-CREF to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•

Undisclosed or Inappropriate Option Pricing: TIAA-CREF will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•

Repricing Options: TIAA-CREF will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•

Excess Discretion: TIAA-CREF will generally not support plans where significant terms of awards — such as coverage, option price, or type of awards — are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•

Evergreen Features: TIAA-CREF will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

          Performance-Based Equity Compensation:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking alignment between executive compensation and performance.

          Advisory Vote on Compensation Disclosure:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking an advisory vote on companies’ compensation disclosure.

          Limits on Executive Compensation:

          General Policy: TIAA-CREF will generally vote against shareholder resolutions seeking to impose limits on executive pay by use of arbitrary ratios or pay caps.

          Clawback Policies:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking the establishment of clawback policies.

          Golden Parachutes:

          General Policy: TIAA-CREF will generally support shareholder resolutions seeking shareholder approval of “golden parachute” severance agreements that exceed IRS guidelines.

          Supplemental Executive Retirement Plans:

          General Policy: TIAA-CREF will vote on a case-by-case basis with respect to shareholder resolutions seeking to establish limits on the benefits granted to executives in SERPs.

Guidelines for Environmental and Social Issues

          As indicated in Section IX, TIAA-CREF will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

          Environment

          Global Warming and Climate Change:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions and the impact of climate change on a company’s business activities.

          Comment: The level of a company’s greenhouse gas emissions and its vulnerability to climate change may represent both short-term and long-term potential risks. Companies and boards should analyze the impact of climate change on their business and disclose this information.

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          Use of Natural Resources:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve energy efficiency or to develop renewable energy alternatives.

          Comment: These considerations should be a part of the strategic deliberations of boards and managers and the company should disclose the results of such deliberations.

          Impact on Community:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful community impacts or other hazards that result from its operations or activities.

          Comment: Community hazards at business facilities may expose companies to such risks as regulatory penalties, legal liability, diminished reputation, increased cost and loss of market share. Conversely, the elimination of hazards may improve competitiveness and provide business opportunities.

          Human Rights

          Human Rights Code of Conduct and Global Labor Standards:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking a review of a company’s internal labor standards, the establishment of global labor standards or the adoption of codes of conduct relating to human rights.

          Comment: Adoption and enforcement of human rights codes and fair labor standards can help a company protect its reputation, increase worker productivity, reduce liability, improve customer loyalty and gain competitive advantage.

          Community

          Corporate Response to Global Health Risks:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the potential impact of HIV, AIDS, Avian Flu and other pandemics and global health risks on a company’s operations and long-term growth.

          Comment: Global health considerations should be factored into the strategic deliberations of boards and managers, and companies should disclose the results of such deliberations.

          Corporate Political Influence:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s lobbying efforts and contributions to political parties or political action committees.

          Comment: Given increased public scrutiny of corporate lobbying activities and campaign contributions, we believe it is the responsibility of company boards to review and disclose the use of corporate assets for political purposes.

          Corporate Philanthropy:

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities. However, TIAA-CREF will vote against resolutions that promote a political agenda or a special interest or that unreasonably restrict a company’s corporate philanthropy.

          Comment: We believe that boards should disclose their corporate charitable contributions to avoid any actual or perceived conflicts of interest.

          Diversity

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s nondiscrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce diversity.

•	TIAA-CREF will generally vote against special purpose or discriminatory resolutions, such as those recommending that sexual orientation not be covered under equal employment opportunity policies.

          Comment: Promoting diversity and maintaining inclusive workplace standards can help companies attract and retain a talented and diverse workforce and compete more effectively.

          Product Responsibility

          General Policy: TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to the safety and impact of a company’s products on the customers and communities it serves.

          Comment: Companies that demonstrate ethical behavior and diligence with regard to product safety and suitability can avoid reputational and liability risks and strengthen their competitive position.

          Tobacco

          General Policies:

•

TIAA-CREF will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce youth exposure to tobacco products.

•	TIAA-CREF will generally not support resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

          Comment: Effectively addressing these concerns can help companies protect their reputation and reduce legal liability risk.

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